STANDISH, AYER & WOOD INVESTMENT TRUST

                             N-30D Table of Contents

International Equity Fund

International Small Cap Fund

Select Value Fund

Select Value Asset Fund

Small Capitalization Equity Fund

Small Cap Growth Fund - Institutional and Service Classes

Small Cap Value Fund

The Series Book:
     Massachusetts Intermediate Tax Exempt Bond Fund
     Intermediate Tax Exempt Bond Fund
     Small Cap Tax-Sensitive Equity Fund
     Tax-Sensitive Equity Fund

                                                        [LOGO] STANDISH FUNDS(R)

                         Standish International
Financial Report         Equity Fund

-----------------------------------------------------

Year Ended
September 30, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                               SEPTEMBER 30, 2000

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 27, 2000

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the fiscal year ended September 30, 2000.

A superficial glance at the net returns from major financial assets this past year would suggest that markets have been fairly tranquil. On balance, U.S. equities as represented by the Standard & Poor's 500 index had a small negative return, and international equities dropped more sharply, largely because of currency depreciation relative to the dollar. Most categories of U.S. bonds (such as those included in the Lehman Aggregate) registered positive returns in the mid single digits. However, net returns during the last twelve months do not reveal the extensive gyrations that have occurred during the period. In the equity markets, strong price advances during late 1999 and early 2000 (especially among technology stocks) gave way to pervasive weakness starting in early March. The technology sector has suffered the most. In the bond markets, Treasury yields have been fairly stable, but medium- and low-grade corporate bond markets have retreated and become illiquid.

As backdrop, economic growth has remained positive, corporate profits have, until recently, been quite strong, core inflation has been subdued, and the dollar has gained at the expense of the euro and yen. What could account for equity market turbulence? We attribute the volatility partly to evidence of decelerating economic growth induced by a tighter Federal Reserve policy, the diminished benefit to consumers of the "wealth effect" and the erosion of real purchasing power due to rising energy prices. This slowing of economic growth has also raised concerns about corporate profit margins. Lastly and most importantly, the equity markets had become quite frothy and momentum driven with relatively little attention being paid to earnings and investment fundamentals.

We believe the deceleration in economic growth is quite healthy--the U.S. economy was running too hot. However, it would be unhealthy for the weakness to develop into a recession. The primary risks of a "hard landing" would appear to be a further material unwinding of the wealth effect and/or additional gridlock in the capital markets and constrictions on the availability of risk credit.

The last twelve months prove once again that markets often overdiscount events, that trend-following investors can get whipsawed, and that, in the long run, fundamentals and valuation do matter. We at Standish are dedicated to disciplined investment philosophies and are proud of our consistent focus on fundamental investment research and valuation.

We appreciate the opportunity to serve you and hope you will find the attached helpful.

Sincerely yours,


/s/ Ted H. Ladd

Edward H. Ladd
Chairman, Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

The Standish International Equity Fund achieved a return of 7.07% in the twelve-month period ended September 30, 2000, outperforming the benchmark return of 3.20% for the MSCI EAFE index. Importantly, for the three years ending September 30, 2000, a period fully reflecting the change in strategy of the fund from emphasizing country weighting to emphasizing stock selection, the fund has outperformed its benchmark, achieving a return of 8.02% per year versus 7.39% per year for the index.

The first six months of the fiscal year continued the trend in place for more than two years of strong market gains driven by soaring prices for technology, media, and telecom (TMT) stocks, driving price multiples for these stocks to unsustainably high levels. In March of this year the trend reversed dramatically, with markets falling, led lower by plunging prices for the new economy TMT sector stocks. We trailed the market during the period of TMT outperformance, but outperformed the index by a considerable margin (7.34%) from March to September as our more defensive positioning paid off.

On balance, it is remarkable that we were able to outperform the benchmark during the year, as the return of technology stocks was 39.1%, even with the reversal over the last six months. We were underweight in technology stocks, and we were also underweight in the two most successful markets, technology-heavy Finland (index up 51.0% for the year) and Sweden (30.8% return). Indeed, other factors show that the year favored the big TMT stocks on balance. Large capitalization stocks (those with at least $50 billion in market capitalization), which account for more than 40% of the benchmark, outperformed the index by more than 10%, meaning the rest of the market significantly underperformed the index. The cheapest 10% of stocks according to our multifactor evaluation underperformed the index by more than 10%. We were able to achieve our 3.87% margin over the benchmark in spite of the fact that we were underweight in technology, underweight in the two strongest markets, underweight in large capitalization stocks, and overweight in cheap stocks.

The keys to our outperformance in the fiscal year just ended were dramatic outperformance in Japan and excellent selection of health care stocks. In Japan, the fund's holdings returned 20.0% versus -2.3% for the Japanese index for the year. Our Health Care portfolio return was 72.4% versus 11.3% for the Health Care portion of the index. Our analysts did an excellent job of identifying companies that delivered positive earnings surprise, as almost 80% of the Fund's holdings that reported annual earnings in 2000 exceeded analysts' expectations, with the median margin of positive surprise being almost 6%.

The overall positioning of the portfolio continues to reflect a bias for cheaper companies, which can more often be found among issues that are not enormous in capitalization. The correction among the large TMT companies with dangerously high price multiples is continuing, and may continue for several more months, as the largest stocks still command price multiples almost twice those of small stocks based on earnings. Our analysts will continue their focus on identifying companies with reasonable valuation and improving business momentum.

Sincerely,


/s/ Remi J. Browne

Remi J. Browne

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
              STANDISH INTERNATIONAL EQUITY FUND AND THE EAFE INDEX

    [The following information was represented by a line chart in the printed materials.]

                      Standish
                    International
                       Equity                              EAFE
                        Fund                               Index
                    -------------                         ------
                       100000                             100000
                       100350                             100600
                       101450                             102411
                        99900                             102923
                        99600                             100864
                       103400                             101772
                       100300                              96276
                       100750                              94640
                       110384                             106564
                       110485                             101769
                       112818                             106450
                       106835                             102192
                       110942                             107302
1 Year                 119206                             111272
                       118948                             107155
                       117194                              99654
                       119103                              89290
                       116420                              88576
                       123438                              98674
                       126018                              97785
                       132212                              99154
                       117358                              89536
                       102925                              77091
                       110640                              89117
                       109065                              83859
2 Year                 107963                              85201
                       110801                              87927
                       120173                              97380
                       115139                              91537
                       116639                              92434
                       118352                              93358
                       111658                              86543
                       116950                              90792
                       115384                              88976
                       119217                              93995
                       121269                              95320
                       115654                              90840
3 Year                 120621                              95527
                       120567                              93493
                       119643                              90146
                       114482                              84196
                       115786                              84592
                       120241                              90251
                       115188                              85973
                       112137                              83772
                       111483                              89025
                       109194                              87244
                       107342                              82672
                       107941                              83450
4 Year                 108595                              83884
                       108595                              83884
                       111559                              86417
                       116446                              93952
                       119410                             102868
                       120948                             105039
                       120069                             103400
                       123818                             107019
                       132418                             112798
                       130213                             110204
                       139309                             113598
                       135064                             103715
5 Year                 150169                             111204
                       159323                             120611
                       152359                             120274
                       141352                             115090
                       145789                             119970
                       146856                             119286
                       141268                             120968
                       146131                             122141
                       150766                             125036
                       145273                             121097
                       147104                             125130
                       142012                             119111
6 Year                 139645                             119861
                       132457                             115259
                       129860                             114936
                       132578                             122097
                       137893                             126687
                       138135                             125180
                       135974                             122989
                       142943                             130646
                       138095                             125662
                       139246                             128116
                       134884                             124672
                       138034                             128141
7 Year                 142640                             133304
                       145972                             133851
                       145124                             134303
                       146033                             137150
                       153789                             141138
                       152153                             138541
                       153168                             139321
                       147904                             135249
                       146964                             135545
                       151413                             139146
                       148092                             137722
                       155362                             143202
8 Year                 153255                             141360
                       149696                             136412
                       152398                             138643
                       150619                             139143
                       150355                             139881
                       160968                             148987
                       168472                             157196
                       170851                             159743
                       157693                             147810
                       164972                             156087
                       156573                             144084
                       151463                             142614
9 Year                 149469                             143855
                       158452                             150429
                       173265                             160087
                       181617                             165018
                       186344                             166321
                       188866                             165506
                       188017                             166764
                       189684                             168448
                       165944                             147578
                       160148                             143047
                       174202                             157952
                       180395                             166040
10 Year                186131                             172582
                       185079                             172064
                       180064                             167969
                       182248                             174973
                       192279                             182059
                       182491                             172685
                       188395                             179418
                       193458                             184747
                       193131                             185430
                       194193                             187303
                       198358                             194327
                       201951                             201070
11 Year                219356                             219126
                       202435                             205212
                       205519                             210732
                       217417                             218908
                       207546                             207394
                       206841                             202126
                       218304                             209807
                      198,358                            194,327
                      201,951                            201,070
                      219,356                            219,126
                      202,435                            205,212
                      205,519                            210,732
12 Year               217,417                            218,908
                      207,546                            207,394
                      206,841                            202,126
                      218,304                            209,807
                      209,791                            201,016
                      212,895                            202,765
                      207,929                            192,890

--------------------------------------------------------------------------------

                           Average Annual Total Return
                           (for periods ended 9/30/00)

                                                         Since
                                                       Inception
              1 Year    3 Year    5 Year    10 Year   12/08/1988
              ------    ------    ------    -------   ----------

               7.07%     8.02%     8.35%     7.29%       6.38%

--------------------------------------------------------------------------------

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A)
    (identified cost, $37,241,004)                                $39,137,569
  Cash                                                                 12,673
  Foreign currency, at value (cost $26,811)                            26,781
  Receivable for investments sold                                     672,501
  Interest and dividends receivable                                    79,101
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                          6,827
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                        22,206
  Tax reclaim receivable                                               60,499
  Prepaid expenses                                                      5,243
                                                                  -----------
    Total assets                                                   40,023,400

LIABILITIES
  Payable for investments purchased                     $715,550
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                            6,536
  Accrued accounting, custody and transfer agent fees     27,162
  Accrued trustees' fees and expenses (Note 2)             1,344
  Payable to investment adviser (Note 2)                   8,736
  Accrued expenses and other liabilities                  34,238
                                                        --------
    Total liabilities                                                 793,566
                                                                  -----------
NET ASSETS                                                        $39,229,834
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $35,041,028
  Accumulated net realized gain                                     2,144,119
  Undistributed net investment income                                 168,602
  Net unrealized appreciation                                       1,876,085
                                                                  -----------
TOTAL NET ASSETS                                                  $39,229,834
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           1,673,059
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $     23.45
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes of
    $94,337)                                                        $  728,028
  Interest income                                                       91,663
                                                                    ----------
    Total investment income                                            819,691

EXPENSES
  Investment advisory fee (Note 2)                       $ 330,416
  Accounting, custody, and transfer agent fees             171,526
  Legal and audit services                                  37,971
  Registration fees                                          6,502
  Insurance expense                                          5,836
  Trustees' fees and expenses (Note 2)                       5,023
  Miscellaneous                                              5,797
                                                         ---------
    Total expenses                                         563,071

Deduct:
  Waiver of investment advisory fee (Note 2)              (149,939)
                                                         ---------
    Total expense deductions                              (149,939)
                                                         ---------
      Net expenses                                                     413,132
                                                                    ----------
        Net investment income                                          406,559
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     2,274,377
    Financial futures contracts                            370,602
    Foreign currency transactions and forward foreign
     currency exchange contracts                           (42,962)
                                                         ---------
      Net realized gain                                              2,602,017

  Change in unrealized appreciation (depreciation)
    Investment securities                                 (184,374)
    Financial futures contracts                              9,120
    Foreign currency and forward foreign currency
     exchange contracts                                     30,822
                                                         ---------
      Net change in unrealized appreciation
       (depreciation)                                                 (144,432)
                                                                    ----------
    Net realized and unrealized gain                                 2,457,585
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,864,144
                                                                    ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $   406,559         $   475,507
  Net realized gain                                           2,602,017           2,575,469
  Net change in unrealized appreciation (depreciation)         (144,432)          4,604,532
                                                            -----------         -----------
  Net increase in net assets from investment operations       2,864,144           7,655,508
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G)
  From net investment income                                   (723,326)           (563,638)
  From net realized gains on investments                     (2,551,831)           (567,620)
                                                            -----------         -----------
  Total distributions to shareholders                        (3,275,157)         (1,131,258)
                                                            -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            3,622,701           3,622,377
  Value of shares issued to shareholders in payment of
    distributions declared                                    2,870,889             827,848
  Cost of shares redeemed                                    (5,871,177)         (8,772,044)
                                                            -----------         -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                                622,413          (4,321,819)
                                                            -----------         -----------

TOTAL INCREASE IN NET ASSETS                                    211,400           2,202,431

NET ASSETS
  At beginning of year                                       39,018,434          36,816,003
                                                            -----------         -----------
  At end of year (including undistributed net
    investment income of $168,602
    and $400,152, respectively)                             $39,229,834         $39,018,434
                                                            ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        NINE MONTHS               YEAR ENDED
                                                    YEAR ENDED SEPTEMBER 30,               ENDED                 DECEMBER 31,
                                             -------------------------------------     SEPTEMBER 30,       ----------------------
                                              2000           1999           1998           1997             1996           1995
                                             -------        -------        -------        -------          -------        -------
NET ASSET VALUE, BEGINNING OF YEAR           $ 23.77        $ 20.17        $ 23.57        $ 23.25          $ 23.54        $ 23.12
                                             -------        -------        -------        -------          -------        -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.24(1)        0.27(1)        0.32           0.39             0.47           0.04
   Net realized and unrealized gain
      (loss) on investments                     1.42           3.98          (1.17)          1.44             1.28           0.45
                                             -------        -------        -------        -------          -------        -------
Total from investment operations                1.66           4.25          (0.85)          1.83             1.75           0.49
                                             -------        -------        -------        -------          -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.43)         (0.33)         (0.31)         (0.30)           (0.51)            --
  From net realized gain on investments        (1.55)         (0.32)         (2.24)         (1.21)           (1.53)         (0.07)
                                             -------        -------        -------        -------          -------        -------
Total distributions to shareholders            (1.98)         (0.65)         (2.55)         (1.51)           (2.04)         (0.07)
                                             -------        -------        -------        -------          -------        -------
NET ASSET VALUE, END OF YEAR                 $ 23.45        $ 23.77        $ 20.17        $ 23.57          $ 23.25        $ 23.54
                                             =======        =======        =======        =======          =======        =======

TOTAL RETURN+++                                 7.07%         21.26%         (2.92)%         7.65%++          7.44%          2.14%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                    1.00%          1.00%          1.00%          0.84%+           0.50%          1.22%
  Net Investment Income (to average
    daily net assets)*                          0.98%          1.20%          1.30%          1.78%+           1.80%          1.76%
  Portfolio Turnover                             112%           195%           206%           155%++           163%           108%
  Net Assets, End of Year (000's
    omitted)                                 $39,230        $39,018        $36,816        $49,497          $47,739        $59,473

----------
* For the periods indicated, the investment adviser voluntary agreed not impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

Net investment income per share              $  0.15(1)     $  0.18(1)        0.22        $  0.29          $  0.27            N/A

Ratios (to average daily net assets):
  Expenses                                      1.36%          1.41%          1.42%          1.42%+           1.29%           N/A
  Net investment income                         0.62%          0.79%          0.88%          1.20%+           1.01%           N/A

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------

EQUITIES -- 97.6%

AUSTRALIA -- 1.7%
Broken Hill Proprietary                                   13,700  $   142,564
David Jones Ltd.                                         167,000      116,157
National Australia Bank Ltd.                              19,300      267,508
Santos Ltd.                                               46,000      157,477
                                                                  -----------
                                                                      683,706
                                                                  -----------
AUSTRIA -- 0.9%
Boehler-Uddeholm AG                                        5,300      168,307
Flughafen Wien AG                                          5,300      191,789
                                                                  -----------
                                                                      360,096
                                                                  -----------
BELGIUM -- 2.0%
Arbed                                                      2,300      168,488
Fortis B                                                  13,600      418,317
Solvay Et Cie A NPV                                        3,200      189,936
                                                                  -----------
                                                                      776,741
                                                                  -----------
DENMARK -- 1.2%
Novo Nordisk A/S-B                                         1,300      288,175
Tele Danmark Ordinary Shares                               3,500      192,412
                                                                  -----------
                                                                      480,587
                                                                  -----------
FINLAND -- 0.9%
Amer-Yhthymae Oy, Class A                                  3,700       84,090
Elisa Communications Oyj                                   4,972      177,682
Enso Oy-A Shares*                                         11,400       95,082
                                                                  -----------
                                                                      356,854
                                                                  -----------
FRANCE -- 10.4%
Alcatel                                                    4,600      294,347
Banque National De Paris                                   5,900      520,213
Compagnie De Saint Gobain French                           2,100      264,118
Peugeot SA FF35                                            2,100      373,101
Remy Cointreau                                            10,200      311,487
ST Microelectronics NV                                     8,810      431,940
Sanofi-Synthelabo SA                                       3,800      204,251
Societe Air France                                        14,900      262,883
Societe Generale, Class A Frf 30                          10,200      570,310
Suez Lyonnaise des Eaux SA                                 1,500      232,609
Total SA Series B                                          4,215      616,802
                                                                  -----------
                                                                    4,082,061
                                                                  -----------
GERMANY -- 7.2%
Bankgesellschaft Berlin AG                                 7,300      101,799
Bayerische Motoren Werke AG                               13,200      450,867
Bewag Aktiengesellschaft                                  30,100      318,795
Buderus AG                                                 7,200      120,485
DBV - Winterhur Holding                                    7,200      245,928

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
GERMANY (CONTINUED)
Deutsche Bank AG Registered Shares                         3,800  $   316,439
Epcos*                                                     2,600      210,659
GEHE AG                                                    7,400      263,209
M.A.N. AG Dm50                                             5,600      147,288
Schering AG                                                6,300      409,800
Siemans AG Registered Shares                               1,750      225,195
                                                                  -----------
                                                                    2,810,464
                                                                  -----------
HONG KONG -- 3.1%
ASM Pacific Technology Ltd.                               98,000      223,099
Cathay Pacific Airways Ltd.                              168,000      308,118
China Telecom*                                            71,000      471,239
Hysan Development Company                                172,000      223,907
Regal Hotel International*                                   800           25
Sunevision Holdings Ltd.*                                  1,085          772
                                                                  -----------
                                                                    1,227,160
                                                                  -----------
IRELAND -- 0.5%
Jurys Doyle Hotel Group PLC                               24,400      187,358
                                                                  -----------
ITALY -- 3.7%
Banca Popolare di Bergamo                                  7,200      126,777
Credito Italiano Ordinary Shares                          25,000      129,301
ENI Spa                                                   64,900      344,830
Edison Spa                                                12,000      118,939
Parmalat Finanziaria Spa                                 219,300      321,300
Safilo                                                    19,400      166,995
Tecnost Spa*                                              38,500      117,571
Telecom Italia Spa                                        11,900      126,455
                                                                  -----------
                                                                    1,452,168
                                                                  -----------
JAPAN -- 24.5%
Citizen Watch Co. Ltd. Ordinary Shares                    15,000      160,848
Daiichi Pharmaceutical                                    21,000      532,419
Daimaru, Inc.                                             51,000      149,792
Daito Trust Construction Ordinary Shares                  29,000      468,468
Fast Retailing Co. Ltd.                                      400       81,278
Fast Retailing Co. Ltd. (New)*                               400       80,539
Fuji Television Network, Inc.                                 11      142,237
Hitachi Credit Corp.                                      10,300      280,641
Kaken Pharmaceutical Co. Ltd.                             33,000      210,308
Katokichi Co. Ltd.                                        10,000      251,224
Kyocera Corp.                                              2,000      304,794
Mitsubishi Electric                                       45,000      371,987
Mizuho Holdings Inc.*                                         35      287,707
Murata Manufacturing Co. Ltd.                              1,000      138,265
NTT Mobile Communcations                                      14      400,850
Nippon Meat Packers, Inc.                                 15,000      205,320
Nippon Shinpan Co. Ordinary Shares                       125,000      252,840
Nippon Telegraph and Telephone Corp.                          17      166,436
Nissan Motor Co. Ltd.*                                   118,000      675,718

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
JAPAN (CONTINUED)
Nissin Food Products Co. Ltd.                              8,700  $   214,547
Pioneer Electric Corp.                                     4,000      162,557
Ricoh Corp. Ltd.                                          24,000      435,578
Sakura Bank Ltd.                                          35,000      260,552
Sanyo Electric Co. Ltd.                                   93,000      816,016
Shikoku Electric Power                                    13,000      192,112
Shimachu Co. Ltd.                                          9,700      152,484
Sumitomo Realty & Development Co. Ltd.                    74,000      386,164
Takefuji Corp.                                             2,400      263,785
The Sanwa Bank Ltd.                                       31,000      275,441
Toshiba Corp.                                             52,000      418,325
Toyo Seikan Kaisha                                        20,000      350,790
Yokogawa Electric                                         56,000      512,570
                                                                  -----------
                                                                    9,602,592
                                                                  -----------
NETHERLANDS -- 6.4%
ABN Amro Holdings                                          7,700      179,415
ASM Lithography Holding NV*                                5,100      169,247
ING Groep                                                  5,376      358,142
Koninklijke Boskalis Westminster NV                       16,900      452,699
Koninklijke Philips Electronics NV                        17,351      746,863
OCE NV                                                    13,000      206,528
Royal Dutch Petroleum Co.                                  6,765      408,939
                                                                  -----------
                                                                    2,521,833
                                                                  -----------
NORWAY -- 1.6%
Den Norske Bank ASA                                       36,100      156,853
Norske Hydro SA                                           10,900      455,615
                                                                  -----------
                                                                      612,468
                                                                  -----------
PORTUGAL -- 1.2%
Banco Espirito Santo                                      12,800      203,351
Portugal Telecom SA                                       25,400      261,170
                                                                  -----------
                                                                      464,521
                                                                  -----------
SINGAPORE -- 1.7%
Creative Technology Ltd.                                   6,650      140,660
Fraser & Neave Ltd. Ordinary Shares                       52,000      179,331
Sembcorp Industries Ltd. Ordinary Shares                     153          142
Singapore Telecom Ltd.                                   218,000      340,821
                                                                  -----------
                                                                      660,954
                                                                  -----------
SPAIN -- 2.8%
Endesa SA                                                  5,428      102,043
Grupo Empresarial Ence SA                                  8,000      134,155
Repsol SA                                                 12,100      222,667
Telefonica SA*                                            32,300      640,004
                                                                  -----------
                                                                    1,098,869
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
SWEDEN -- 2.8%
Electrolux                                                 8,000  $   100,405
Ericsson AB B Free                                        13,500      205,140
Foreningsparbanken AB - A Shares                          24,900      353,833
SKF AB - A Shares                                          5,500       71,310
Svenska Handelbanken, Class A                             22,700      364,952
                                                                  -----------
                                                                    1,095,640
                                                                  -----------
SWITZERLAND -- 6.9%
Ascom Holding AG Bearer Shares                                50      167,796
Credit Suisse Group Registered Shares                      2,950      551,801
Grands Magasins Jelmoli SA                                   220      295,576
Helvetia Patria Holding Registered Shares                    410      356,150
Hilti AG-PC                                                  140      116,748
Logitech International*                                      480      151,216
Nestle Registered Shares                                     165      343,989
Novartis AG                                                  190      291,580
Schweizersche Rueckversicherungs Registered Shares           175      334,434
Sika Finanz AG                                               370      107,777
                                                                  -----------
                                                                    2,717,067
                                                                  -----------
UNITED KINGDOM -- 18.1%
Alliance Unichem PLC                                      26,800      203,552
Anglian Water PLC*                                        24,600      210,062
BAA PLC                                                   33,000      260,376
BP Amoco PLC                                              82,200      729,796
BPB Industries PLC                                        64,700      229,007
Barratt Developments PLC Ordinary Shares                  56,600      217,866
Berisford International PLC                               39,400      113,018
Cadbury Schweppes PLC                                     22,500      132,732
Debenhams PLC                                             70,800      195,780
Enterprise Oil PLC Ordinary Shares                        28,400      231,830
Glaxo Wellcome PLC                                        10,500      317,141
HSBC Holdings PLC                                         43,800      621,416
Kelda Group PLC                                           53,600      296,435
London & Scotland Marine Oil (Lasmo PLC)                 152,500      292,379
Nan E D & F Group PLC                                     39,400      298,525
Pilkington PLC                                           210,000      251,638
Rexam PLC                                                 67,000      227,267
Royal Bank of Scotland Group PLC                          34,908      735,167
Signet Group PLC                                         416,300      334,608
Tesco PLC Ordinary Shares                                100,000      366,488
Vodafone Group PLC                                       152,900      569,380
Wimpey (George) PLC                                      139,000      272,646
                                                                  -----------
                                                                    7,107,109
                                                                  -----------
TOTAL EQUITIES (COST $36,401,548)                                  38,298,248
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                          PAR          VALUE
SECURITY                           RATE     MATURITY     VALUE       (NOTE 1A)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.2%

U.S. GOVERNMENT AGENCY -- 0.3%
FNMA Discount Note#+              7.116%   12/14/2000   $100,000   $    98,540
                                                                   -----------
REPURCHASE AGREEMENTS -- 1.9%
Tri-party repurchase agreement dated 09/29/00
with Bank of New York and Investors Bank and
Trust Company, due 10/02/00, with a maturity
value of $741,127 and an effective yield of
5.60%, collateralized by a U.S. Government
Obligation with a rate of 6.50%, a maturity
date of 07/01/29 and an aggregate market
value of $756,158.                                                     740,781
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS (COST $839,456)                           839,321
                                                                   -----------

TOTAL INVESTMENTS -- 99.8% (COST $37,241,004)                      $39,137,569

OTHER ASSETS, LESS LIABILITIES -- 0.2%                                  92,265
                                                                   -----------

NET ASSETS -- 100.0%                                               $39,229,834
                                                                   ===========
NOTES TO SCHEDULE OF INVESTMENTS:

FNMA - Federal National Mortgage Association
*    Non-income producing security.
#    Rate noted is yield to maturity.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Equity Fund (the "Fund") is a separate, diversified investment series of the Trust.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and passive foreign investment companies (PFIC).

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital, undistributed net investment income and accumulated net realized gain. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      H. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish International Management Company, L.L.C. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. SIMCO voluntarily agreed to limit total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Fund's average daily net assets for the year ended September 30, 2000. Pursuant to this agreement, for the year ended September 30, 2000, SIMCO voluntarily waived a portion of its investment advisory fee in the amount of $149,939. This agreement is voluntary and temporary and may be discontinued or revised by SIMCO at any time. No director, officer or employee of SIMCO or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      each Trustee who is not a director, officer or employee of SIMCO or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2000 were $43,913,549 and $44,636,047, respectively. For the year ended September 30, 2000, the Fund did not purchase or sell any U.S. Government securities.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                           YEAR ENDED          YEAR ENDED
                                                       SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                       ------------------  ------------------
         Shares sold                                           153,076             158,473
         Shares issued to shareholders in payment of
           distributions declared                              123,830              36,030
         Shares redeemed                                      (245,571)           (378,286)
                                                         -------------       -------------
         Net increase (decrease)                                31,335            (183,783)
                                                         =============       =============

      At September 30, 2000, two shareholders held of record approximately 15% and 13% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which SA&W and its affiliates have either sole or joint investment discretion.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                             $37,258,846
                                                                 ===========
      Gross unrealized appreciation                                4,338,010
      Gross unrealized depreciation                               (2,459,287)
                                                                 -----------
      Net unrealized appreciation                                $ 1,878,723
                                                                 ===========
(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Fund entered into no such transactions for the year ended September 30, 2000.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2000, the Fund held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                LOCAL PRINCIPAL    CONTRACT      MARKET       AGGREGATE      UNREALIZED
         CONTRACTS TO RECEIVE       AMOUNT        VALUE DATE      VALUE      FACE AMOUNT    GAIN/(LOSS)
         ----------------------------------------------------------------------------------------------------
         Euro                        1,369,690    12/15/2000   $ 1,212,678   $ 1,190,488     $ 22,190
         Japanese Yen               48,400,000    10/16/2000       448,514       455,050       (6,536)
                                                               -----------   -----------     --------
         TOTAL                                                 $ 1,661,192   $ 1,645,538     $ 15,654
                                                               ===========   ===========     ========

                                LOCAL PRINCIPAL    CONTRACT      MARKET       AGGREGATE      UNREALIZED
         CONTRACTS TO DELIVER       AMOUNT        VALUE DATE      VALUE      FACE AMOUNT        GAIN
         ----------------------------------------------------------------------------------------------------
         Swiss Franc                    58,454    10/03/2000   $    33,851   $    33,867     $     16

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 2000, the Fund held the following open financial futures contracts:

                                                  EXPIRATION   UNDERLYING FACE
         CONTRACT                      POSITION      DATE      AMOUNT AT VALUE   UNREALIZED LOSS
         --------------------------------------------------------------------------------------
         Topix Futures (2 contracts)     Long     12/11/2000      $271,543         $ (2,772)
         MSCI (23 contracts)             Long     12/18/2000       558,245          (28,766)
                                                                                   --------
                                                                                   $(31,538)
                                                                                   ========

      At September 30, 2000, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7)   LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2000 the expense related to this commitment fee was $764 for the Fund.

      During the year ended September 30, 2000, the Fund had no borrowings under the credit facility.

--------------------------------------------------------------------------------

      TAX INFORMATION -- UNAUDITED

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $1,331,200 as capital gain dividends for the year ended September 30, 2000. The Fund paid foreign taxes of $94,337 and recognized $822,365 of foreign source income for the year ended September 30, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Equity Fund (the "Fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                      [This page intentionally left blank]

                             [LOGO] STANDISHFUNDS(R)
                             One Financial Center
                             Boston, MA 02111-2662
                             www.standishonline.com
                                  800.729.0066
                                                                          00-364

                                                        [LOGO] STANDISH FUNDS(R)

                           Standish International
Financial Report           Small Cap Fund

------------------------------------------------------------

Period Ended
September 30, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                    FINANCIAL STATEMENTS FOR THE PERIOD ENDED
                               SEPTEMBER 30, 2000

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 27, 2000

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the fiscal year ended September 30, 2000.

A superficial glance at the net returns from major financial assets this past year would suggest that markets have been fairly tranquil. On balance, U.S. equities as represented by the Standard & Poor's 500 index had a small negative return, and international equities dropped more sharply, largely because of currency depreciation relative to the dollar. Most categories of U.S. bonds (such as those included in the Lehman Aggregate) registered positive returns in the mid single digits. However, net returns during the last twelve months do not reveal the extensive gyrations that have occurred during the period. In the equity markets, strong price advances during late 1999 and early 2000 (especially among technology stocks) gave way to pervasive weakness starting in early March. The technology sector has suffered the most. In the bond markets, Treasury yields have been fairly stable, but medium- and low-grade corporate bond markets have retreated and become illiquid.

As backdrop, economic growth has remained positive, corporate profits have, until recently, been quite strong, core inflation has been subdued, and the dollar has gained at the expense of the euro and yen. What could account for equity market turbulence? We attribute the volatility partly to evidence of decelerating economic growth induced by a tighter Federal Reserve policy, the diminished benefit to consumers of the "wealth effect" and the erosion of real purchasing power due to rising energy prices. This slowing of economic growth has also raised concerns about corporate profit margins. Lastly and most importantly, the equity markets had become quite frothy and momentum driven with relatively little attention being paid to earnings and investment fundamentals.

We believe the deceleration in economic growth is quite healthy--the U.S. economy was running too hot. However, it would be unhealthy for the weakness to develop into a recession. The primary risks of a "hard landing" would appear to be a further material unwinding of the wealth effect and/or additional gridlock in the capital markets and constrictions on the availability of risk credit.

The last twelve months prove once again that markets often overdiscount events, that trend-following investors can get whipsawed, and that, in the long run, fundamentals and valuation do matter. We at Standish are dedicated to disciplined investment philosophies and are proud of our consistent focus on fundamental investment research and valuation.

We appreciate the opportunity to serve you and hope you will find the attached helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

The International Small Cap Fund achieved a return of 8.20% (which includes its operations prior to converting from a limited partnership on February 1, 2000) for the fiscal year ended September 30, 2000, outperforming its benchmark, the Salomon Smith Barney Extend Market Index (World ex US) return of 3.69%. Fiscal year performance includes one month's performance as a limited partnership. The valued added over the benchmark was predominately a function of stock selection rather than country or sector allocation.

During this past fiscal year the equity markets could be characterized as having a split personality, the initial euphoria was followed by dysphoria, particularly in the technology and services sectors. International small caps in general and technology-related stocks in particular, rose precipitously during the first half of the fiscal year, only to retreat sharply in the second half of the fiscal year. The fiscal year ended with a sharp divergence between the best and worst performing sectors. The technology and health care sectors maintained the leadership position, rising 41.1% and 40.8%, respectively. In contrast, the basic industry and consumer staple sectors fell 12.6% and 13.9%, respectively. The Fund outperformed the Index in all but 3 of the 10 economic sectors, with the Fund's technology holdings providing the greatest contribution with a return of 72.4% during the period.

The return of most international small cap markets was not far from the overall Index return, with the exception of the smaller markets of Denmark and Greece that returned 40.6% and (59.7)%, respectively. Greece has been a volatile market over the past two years as it approaches acceptance into the European Monetary Union. At the country level, the Fund outperformed the benchmark in the important core European countries and Japan. On the negative side, underperformance in the United Kingdom was the greatest drag on performance. The impact of currency on the Fund's return was dominated by the weak euro, which fell 17% relative to the US dollar, dampening the Fund's unhedged return.

Our quantitative analysis suggests that the past fiscal year was a challenging environment for our investment approach. Companies exhibiting business momentum were rewarded, but once coupled with reasonable valuations, the reward was lacking. The extreme influence of "growth at any price" during the first half of the fiscal year was powerful enough to dominate the entire fiscal year, and therefore, our preference for attractive valuation levels was not rewarded. We are pleased that our stock selection was able to overcome this challenging environment.

We have an optimistic outlook on international small caps and we expect our approach will be rewarded now that company fundamentals are once again an important determinant to performance. We have been successful at identifying companies capable of delivering earnings reports at or above expectations, as nearly 80% of our holdings have reported positive surprises.

Thank you for your continued support of the Standish International Small Cap
Fund.


Sincerely,


/s/ Daniel B. LeVan                                         /s/ Edward R. Walter
Daniel B. LeVan                                             Edward R. Walter

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH INTERNATIONAL SMALL CAP FUND AND THE SALOMON EMI (EX US) INDEX

    [The following information was represented by a line chart in the printed materials.]

                   Standish           Salomon
                International           EMI
                  Small Cap           (EX US)
                    Fund               Index
                -------------         -------
                   100,000            100,000
                   102,862            101,781
                   106,613            103,364
                   109,123            105,739
                   114,061            111,301
                   116,694            110,395
                   117,983            110,406
                   114,691            106,230
                   117,131            107,305
                   118,543            107,906
                   120,079            107,483
                   125,367            109,241
1 Year             125,933            107,231
                   125,851            104,915
                   129,957            106,678
                   129,050            105,259
                   128,966            103,691
                   138,811            110,332
                   144,933            112,826
                   146,473            111,122
                   142,099            106,382
                   147,408            108,276
                   140,758            103,997
                   131,645             99,354
2 Year             127,767             97,156
                   134,649            101,207
                   146,020            108,758
                   155,480            113,869
                   162,031            114,732
                   164,992            116,872
                   158,609            113,463
                   155,519            112,680
                   134,010             98,865
                   125,511             96,295
                   133,595            103,093
                   138,090            106,392
3 Year             140,652            108,962
                   142,767            108,624
                   144,763            106,517
                   153,742            110,515
                   164,443            116,499
                   161,466            113,449
                   175,694            117,317
                   186,701            121,704
                   191,557            123,578
                   193,860            123,285
                   189,776            122,052
                   191,930            126,226
4 Year             198,510            134,608
                   195,691            131,278
                   199,996            136,778
                   209,396            137,339
                   201,764            128,961
                   202,351            126,730
                   216,065            134,942
                   210,550            130,314
                   217,247            134,328
                   209,762            127,840

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/00)

                                                  Since
                                                Inception
                         1 Year*    3 Year*     1/02/1996*
                         ------     ------     ----------

                          8.20%     12.48%       16.88%

--------------------------------------------------------------------------------

          * Combined limited partnership and mutual fund performance.

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $15,573,896)                                                    $16,969,092
  Cash                                                                   14,407
  Foreign currency, at value (cost $34,223)                              34,173
  Receivable for investments sold                                       321,255
  Receivable from investment adviser (Note 2)                               230
  Interest and dividends receivable                                      39,241
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                             153
  Tax reclaim receivable                                                 20,038
  Prepaid expenses                                                        6,016
                                                                    -----------
    Total assets                                                     17,404,605

LIABILITIES
  Payable for investments purchased                      $266,576
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                                40
  Accrued accounting, custody and transfer agent fees      24,388
  Accrued trustees' fees and expenses (Note 2)                982
  Accrued expenses and other liabilities                   20,875
                                                         --------
    Total liabilities                                                   312,861
                                                                    -----------
NET ASSETS                                                          $17,091,744
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $15,193,326
  Accumulated net realized gain                                         480,372
  Undistributed net investment income                                    24,312
  Net unrealized appreciation                                         1,393,734
                                                                    -----------
TOTAL NET ASSETS                                                    $17,091,744
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             1,604,874
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     10.65
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                             STATEMENT OF OPERATIONS
          FOR THE PERIOD FEBRUARY 1, 2000 (COMMENCEMENT OF OPERATIONS)
                           THROUGH SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes of
    $33,811)                                                       $240,568
  Interest income                                                    14,411
                                                                   --------
    Total investment income                                         254,979

EXPENSES
  Investment advisory fee (Note 2)                       $103,453
  Accounting, custody, and transfer agent fees             92,417
  Legal and audit services                                 22,304
  Registration fees                                        13,150
  Trustees' fees and expenses (Note 2)                      2,250
  Insurance expense                                         1,906
  Miscellaneous                                             2,110
                                                         --------
    Total expenses                                        237,590

Deduct:
  Waiver of investment advisory fee (Note 2)             (103,453)
  Reimbursement of Fund operating expenses (Note 2)        (4,821)
                                                         --------
    Total expense deductions                             (108,274)
                                                         --------
      Net expenses                                                  129,316
                                                                   --------
        Net investment income                                       125,663
                                                                   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                      480,371
    Foreign currency transactions and forward foreign
     currency exchange contracts                            8,330
                                                         --------
      Net realized gain                                             488,701

  Change in unrealized appreciation (depreciation)
    Investment securities                                 288,376
    Foreign currency and forward foreign currency
     exchange contracts                                       750
                                                         --------
      Net change in unrealized appreciation
       (depreciation)                                               289,126
                                                                   --------
    Net realized and unrealized gain                                777,827
                                                                   --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $903,490
                                                                   ========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                              FEBRUARY 1, 2000
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                             SEPTEMBER 30, 2000
                                                             ------------------

INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                          $   125,663
  Net realized gain                                                  488,701
  Net change in unrealized appreciation (depreciation)               289,126
                                                                 -----------
  Net increase in net assets from investment operations              903,490
                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G)
  From net investment income                                        (109,744)
                                                                 -----------
  Total distributions to shareholders                               (109,744)
                                                                 -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Proceeds from shares issued in reorganization of SIMCO
    International Small Cap Fund, L.P.                            10,796,305
  Net proceeds from sale of shares                                 5,746,065
  Value of shares issued to shareholders in payment of
    distributions declared                                            91,724
  Cost of shares redeemed                                           (336,096)
                                                                 -----------
  Net increase in net assets from Fund share transactions         16,297,998
                                                                 -----------

TOTAL INCREASE IN NET ASSETS                                      17,091,744

NET ASSETS
  At beginning of period                                                  --
                                                                 -----------
  At end of period (including undistributed net investment
    income of $24,312)                                           $17,091,744
                                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           FOR THE PERIOD
                                                          FEBRUARY 1, 2000
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                         SEPTEMBER 30, 2000
                                                         ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $    10.00
                                                             ----------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                           0.09(1)
  Net realized and unrealized gain on investments                  0.63
                                                             ----------
Total from investment operations                                   0.72
                                                             ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (0.07)
                                                             ----------
Total distributions to shareholders                               (0.07)
                                                             ----------
NET ASSET VALUE, END OF PERIOD                               $    10.65
                                                             ==========

TOTAL RETURN+++                                                    7.19%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                          1.25%+
  Net Investment Income (to average daily net assets)*             1.21%+
  Portfolio Turnover                                                 70%++
  Net Assets, End of Period (000's omitted)                  $   17,092

----------
* For the period indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share                              $   0.01(1)

Ratios (to average daily net assets):
  Expenses                                                       2.29%+
  Net investment income                                          0.17%+

(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                  SHARES    (NOTE 1A)
------------------------------------------------------------------------------

EQUITIES -- 99.3%

AUSTRALIA -- 2.1%
CSR Ltd.                                                   20,500  $    45,194
David Jones Ltd.                                           54,800       38,116
Goldfields Ltd.                                            67,000       54,612
PMP Communications Ltd.                                   103,000      105,784
Santos Ltd.                                                17,400       59,567
Suncorp-Metway Ltd.                                        12,300       59,874
                                                                   -----------
                                                                       363,147
                                                                   -----------
BELGIUM -- 0.7%
Creyf's NV*                                                 2,900       77,554
Icos Vision Systems NV                                      1,500       45,469
                                                                   -----------
                                                                       123,023
                                                                   -----------
CANADA -- 5.6%
AEterna Laboratories, Inc.                                  2,850       22,757
AGF Management Ltd., Class B                                7,200      116,183
Baytex Energy Ltd.                                         13,500      130,706
CAE Industries, Inc.                                        6,700       85,377
Dofasco, Inc.                                               3,800       58,158
Fletcher Challenge Canada, Class A                          9,400      104,771
GTC Transcontinental Group, Class A                         6,600       81,248
Genesis Microchip, Inc.                                     5,000       91,249
Gildan Activewear, Inc.                                     2,100       69,171
Pivotal Corp.                                               2,000      105,000
Teknion Corp.                                               8,280       99,175
                                                                   -----------
                                                                       963,795
                                                                   -----------
DENMARK -- 0.9%
Danske Traelast                                               860       91,405
Jyske Bank A/S                                              3,500       61,655
                                                                   -----------
                                                                       153,060
                                                                   -----------
FINLAND -- 2.9%
Amer-Yhthymae Oy, Class A                                   2,700       61,363
Elcoteq Network Corp.                                       2,100       63,018
Elisa Communications Oyj                                    1,400       50,031
Kone Corp., Class B*                                        1,400       85,259
Partedk Oyj ABP                                             6,400       74,562
Perlos Oyj                                                  2,200       58,057
Teleste Oyj                                                 3,100       95,762
                                                                   -----------
                                                                       488,052
                                                                   -----------
FRANCE -- 8.4%
Beneteau                                                    1,260      120,104
Bongrain SA                                                 2,080       67,925
CNP Assurances                                              3,050       90,422
Chargeurs SA                                                  900       54,412

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                  SHARES    (NOTE 1A)
------------------------------------------------------------------------------
FRANCE (CONTINUED)
Credit Lyonnais SA                                          2,200  $    80,193
Entrelec                                                    1,200       57,616
GFI Informatique                                            2,300       87,309
Global Graphics*                                            2,050       64,684
Hermes International                                          400       57,192
Manitou Bf SA                                                 680       56,416
Penauille Polyservices                                      1,300       72,859
Peugeot SA FF35                                               490       87,057
Publicis Groupe SA                                          2,300       70,237
Radiall SA                                                    147       23,613
Remy Cointreau                                              3,550      108,410
Soc Generale D'Enterprises                                  1,800       91,746
Sodexho Alliance                                              600       95,374
Usinor Sacilor                                              7,600       69,023
Vallourec SA                                                2,000       84,200
                                                                   -----------
                                                                     1,438,792
                                                                   -----------
GERMANY -- 7.0%
Altana AG                                                     700       79,699
Beiersdorf                                                  1,200      115,444
Celanese AG                                                 5,300       90,749
DBV - Winterhur Holding                                     2,470       84,367
Gold-Zack AG                                                4,750       98,059
Hannover Rueckversicherungs AG                              1,000       86,495
Heidelberger Druckmaschinen Ordinary Shares                 1,460       81,697
Heidelberger Zement AG                                      1,250       61,892
Heyde AG Beratung Software*                                 2,850       82,002
Hugo Boss AG                                                  590      125,497
Kloeckner Werke AG Ordinary Shares                          2,700       56,239
M.A.N. AG Dm50                                              1,800       47,343
Rhoen-Klinikum AG - Vorzugsakt Preferred
  Stock                                                     1,560       73,662
Singulus Technologies AG                                    2,600      122,311
                                                                   -----------
                                                                     1,205,456
                                                                   -----------
GREECE -- 0.4%
Petzetakis SA*                                              8,200       67,133
                                                                   -----------
HONG KONG -- 1.6%
Kingboard Chemicals Holdings                              186,000       81,108
Oriental Press Group Ltd.*                                744,000       84,925
Wing Hang Bank Ltd.                                        31,000       99,795
                                                                   -----------
                                                                       265,828
                                                                   -----------
IRELAND -- 1.0%
Golden Vale PLC                                            35,000       32,436
Heiton Holdings PLC                                        17,700       49,209
Jurys Doyle Hotel Group PLC                                11,000       84,465
                                                                   -----------
                                                                       166,110
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                  SHARES    (NOTE 1A)
------------------------------------------------------------------------------
ITALY -- 3.2%
Banca Popolare di Bergamo                                   8,100  $   142,624
Banca Popolare di Milano                                   15,300       95,337
Buzzi Unicem Spa                                           11,900       94,358
Gruppo Editoriale L'Espresso                                3,300       40,019
Industria Macchine Automatic                                9,700       67,086
Parmalat Finanziaria Spa                                   74,700      109,444
                                                                   -----------
                                                                       548,868
                                                                   -----------
JAPAN -- 22.8%
Amano Corp.                                                13,000      133,278
Arrk Corp.                                                  2,000       94,209
Asahi Denka Kogyo KK                                       22,000      154,632
Asian Industry Co.                                         12,000       87,559
Credit Saison                                               7,000      151,935
Daisyo Corp.                                                8,500       77,879
Fast Retailing Co. Ltd.                                       500      101,598
Fast Retailing Co. Ltd. (New)*                                500      100,674
Fujitsu Devices, Inc.                                       3,000       67,193
Geomatec Co. Ltd.                                           4,500       96,010
Glory Ltd.                                                  6,000      104,239
Hisamitsu Pharmaceutical Co., Inc.                          6,000       90,053
Hogy Medical Co.                                            1,400       87,023
Hokuetsu Paper Mills Ltd.                                  13,000       94,855
Katokichi Co. Ltd.                                          3,700       92,953
Koa Corp.                                                   3,000       76,060
Kojima Co. Ltd.                                             2,800       69,179
Max Co. Ltd.                                               11,000      113,790
Meitec Corp.                                                2,500      115,452
Meiwa Estate Co. Ltd.                                       3,600       84,456
Ministop Co. Ltd.                                           3,800       70,195
Mycal Card Inc.                                             2,400       50,984
Net One Systems Co. Ltd.                                        5      141,775
Nifco                                                       8,000       91,697
Nippon Thompson Co. Ltd.                                    6,000       79,080
Nishin Flour Milling                                        8,000       73,224
Okumura                                                    32,000      104,923
Q.P. Corp.                                                 12,000      100,305
San-in Godo Bank Ltd.                                      19,000       93,008
Shimachu Co. Ltd.                                           5,100       80,172
Shin-Etsu Polymer Co. Ltd.                                 15,000      102,937
Showa Corp.                                                18,000      100,582
Sumitomo Bakelite Co. Ltd.                                  9,000      100,997
Sumitomo Metal Industries                                  23,000      126,822
Takasago Electric Industries                                2,470      114,067
The Higo Bank Ltd.                                         18,000       71,654
Tokyo Denpa Co. Ltd.                                        2,200      105,459
Torii Pharmaceutical Co. Ltd.                               2,700       69,825

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                  SHARES    (NOTE 1A)
------------------------------------------------------------------------------
JAPAN (CONTINUED)
Toyo Corp.                                                  4,800  $   135,661
Xebio Co. Ltd.                                              4,000       86,635
                                                                   -----------
                                                                     3,893,029
                                                                   -----------
NETHERLANDS -- 5.3%
ASM International NV*                                       2,500       44,461
DSM NV                                                      2,100       60,719
Geveke NV                                                   1,890       76,733
Grontmij                                                    2,000       57,545
Heijmans Cva                                                3,400       51,014
Koninklijke Boskalis Westminster NV                         3,700       99,112
Koninklijke Wessanen NV                                     8,700      100,206
Ordina Beheer NV*                                           1,500       43,424
Unique International NV                                     3,900       79,169
Unit 4*                                                     1,400       57,457
VNU NV                                                      1,300       65,401
Van Der Moolen Holdings                                     2,360      172,780
                                                                   -----------
                                                                       908,021
                                                                   -----------
NEW ZEALAND -- 0.3%
Sky City Ltd.                                              15,700       45,182
                                                                   -----------
NORWAY -- 0.9%
Norske Skogindustrier ASA                                   1,300       40,898
Sparebanken Nor Cap Ctf                                     4,850      117,636
                                                                   -----------
                                                                       158,534
                                                                   -----------
PORTUGAL -- 0.3%
Portucel Industrial Empresa                                 7,700       45,601
                                                                   -----------
SINGAPORE -- 0.5%
Keppel Corp. Ltd. Ordinary Shares                          57,000       81,906
                                                                   -----------
SPAIN -- 2.3%
Acerinox SA                                                 1,700       45,013
Aguas De Barcelona                                          4,800       59,438
Aumar Ordinary Shares                                       2,700       41,226
Grupo Empresarial Ence SA                                   2,700       45,277
NH Hoteles SA                                               8,900      104,081
Red Electrica de Espana                                    11,300      106,715
                                                                   -----------
                                                                       401,750
                                                                   -----------
SWEDEN -- 1.8%
Proffice AB, Class B                                        3,000      111,710
Rottneros AB                                              118,300      103,072
SKF AB - A Shares                                           6,700       86,869
                                                                   -----------
                                                                       301,651
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                  SHARES    (NOTE 1A)
------------------------------------------------------------------------------
SWITZERLAND -- 7.2%
Bank Sarasin & Cie-Registered B                                42  $   141,435
Forbo Holdings AG Registered Shares                           130       55,710
Galenica Holding AG Regular Shares "B"                        120      104,864
Grands Magasins Jelmoli SA                                     83      111,513
Gurit-Heberlein AG                                            125       93,019
Helvetia Patria Holding Registered Shares                     160      138,985
Hilti AG-PC                                                   140      116,748
Kaba Holdings AG-Registered B                                  75      103,370
Mikron Holding                                                202      167,280
Straumann Holding AG Registered Shares                         90      200,660
                                                                   -----------
                                                                     1,233,584
                                                                   -----------
UNITED KINGDOM -- 24.1%
ARM Holdings PLC*                                          10,450      115,896
Abacus Polar PLC                                           37,000      285,661
Aggreko PLC                                                20,700      131,654
Alliance Unichem PLC                                       13,000       98,738
Amvesco PLC                                                 5,200      112,274
BPB Industries PLC                                         16,000       56,632
Bryant Holdings PLC Ordinary Shares                        56,500      109,991
Cairn Energy PLC*                                          46,100      129,178
Cobham PLC                                                  9,500      148,793
Cookson Group PLC                                          29,500       82,445
Countryside Properties PLC                                 43,200       66,897
Crest Nicholson PLC                                        31,600       53,594
D.F.S. Furniture Co. PLC                                   16,900       80,879
Debenhams PLC                                              31,600       87,382
Enterprise Inns PLC                                        10,900       53,611
Enterprise Oil PLC Ordinary Shares                         13,300      108,568
Eurocamp PLC                                               15,900       70,817
First Technology PLC                                        5,800       49,612
Gallaher Group PLC                                         17,100      102,137
Iceland Group PLC                                          22,900      109,762
Johnson Matthey PLC                                         9,700      135,188
Johnston Press PLC                                         28,800      129,971
Lavendon Group PLC                                         14,700      103,195
Lonmin PLC                                                  4,900       61,787
McCarthy & Stone PLC                                       18,800       65,157
Morse Holdings PLC                                         20,100      166,596
Nan E D & F Group PLC                                      13,900      105,317
Northern Rock PLC                                          18,500      107,771
PSD Group PLC                                               4,000       69,611
Pilkington PLC                                             52,000       62,310
Powell Duffryn PLC                                         15,100      110,011
Safeway PLC                                                32,000      135,446
Shanks Group PLC                                           22,700       77,780
Signet Group PLC                                          106,300       85,440
Singer & Friedlander PLC                                   30,000      126,538
Spirent PLC                                                14,100      139,324
Travis Perkins PLC                                          7,900       65,245

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                  SHARES    (NOTE 1A)
------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Vardy (Reg) PLC                                            14,800  $    67,227
Viridian Group PLC                                         12,000      124,768
WSP Group PLC                                              23,900      123,367
                                                                   -----------
                                                                     4,116,570
                                                                   -----------
TOTAL EQUITIES (COST $15,573,896)                                   16,969,092
                                                                   -----------

TOTAL INVESTMENTS -- 99.3% (COST $15,573,896)                      $16,969,092

OTHER ASSETS, LESS LIABILITIES -- 0.7%                                 122,652
                                                                   -----------

NET ASSETS -- 100.0%                                               $17,091,744
                                                                   ===========

NOTES TO SCHEDULE OF INVESTMENTS:
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Small Cap Fund (the "Fund") is a separate diversified investment series of the Trust. The Fund commenced operations on February 1, 2000.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreements underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital, undistributed net investment income and accumulated net realized gain. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      H. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish International Management Company, L.L.C. ("SIMCO") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. SIMCO voluntarily agreed to limit total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.25% of the Fund's average daily net assets for the period ended September 30, 2000. Pursuant to this agreement, for the period ended September 30, 2000, SIMCO voluntarily did not impose $103,453 of its investment advisory fee and reimbursed the Fund for $4,821 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by SIMCO at any time. No director, officer or employee of SIMCO or its affiliates receives any compensation from the Trust or the Fund for

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SIMCO or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended September 30, 2000 were $16,530,363 and $10,936,041, respectively. For the period ended September 30, 2000, the Fund did not purchase or sell any U.S. Government securities.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                         FOR THE PERIOD
                                                                        FEBRUARY 1, 2000
                                                                        (COMMENCEMENT OF
                                                                         OPERATIONS) TO
                                                                       SEPTEMBER 30, 2000
                                                                       ------------------
         Shares issued in reorganization of SIMCO International Small
           Cap Fund, L.P.                                                  1,079,631
         Shares sold                                                         548,080
         Shares issued to shareholders in payment of distributions
           declared                                                            8,454
         Shares redeemed                                                     (31,291)
                                                                           ---------
         Net increase                                                      1,604,874
                                                                           =========

      The Fund commenced operations with an initial tax-free contribution of assets and liabilities, including securities-in-kind from SIMCO International Small Cap Fund L.P. (the "Partnership"). On the date of contribution, the Partnership had net assets of $10,796,305 including unrealized appreciation of $1,104,608.

      At September 30, 2000, one shareholder held of record approximately 21% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2000 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                             $15,573,896
                                                                 ===========
      Gross unrealized appreciation                                2,479,840
      Gross unrealized depreciation                               (1,084,644)
                                                                 -----------
      Net unrealized appreciation                                $ 1,395,196
                                                                 ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Fund entered into no such transactions for the period ended September 30, 2000.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2000, the Fund held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                LOCAL PRINCIPAL     CONTRACT       MARKET     AGGREGATE   UNREALIZED
         CONTRACTS TO RECEIVE       AMOUNT         VALUE DATE      VALUE     FACE AMOUNT     LOSS
         -------------------------------------------------------------------------------------------
         Euro                       49,297         10/03/2000     $43,509      $43,549       $(40)

                                LOCAL PRINCIPAL     CONTRACT       MARKET     AGGREGATE   UNREALIZED
         CONTRACTS TO DELIVER       AMOUNT         VALUE DATE      VALUE     FACE AMOUNT     GAIN
         -----------------------------------------------------------------------------------------
         Japanese Yen             7,776,527        10/03/2000     $71,825      $71,978       $153

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 2000, the Fund held no open financial futures contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Small Cap Fund (the "Fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 1, 2000 (commencement of operations) to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which include confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                      [This page intentionally left blank]

                            [LOGO] STANDISH FUNDS(R)
                            One Financial Center
                            Boston, MA 02111-2662
                            www.standishonline.com
                                  800.221.4795
                                                                          00-357

                                                        [LOGO] STANDISH FUNDS(R)

Financial Report           Standish Select Value Fund

------------------------------------------------------------

Year Ended
September 30, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                               SEPTEMBER 30, 2000

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 27, 2000

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the fiscal year ended September 30, 2000.

A superficial glance at the net returns from major financial assets this past year would suggest that markets have been fairly tranquil. On balance, U.S. equities as represented by the Standard & Poor's 500 index had a small negative return, and international equities dropped more sharply, largely because of currency depreciation relative to the dollar. Most categories of U.S. bonds (such as those included in the Lehman Aggregate) registered positive returns in the mid single digits. However, net returns during the last twelve months do not reveal the extensive gyrations that have occurred during the period. In the equity markets, strong price advances during late 1999 and early 2000 (especially among technology stocks) gave way to pervasive weakness starting in early March. The technology sector has suffered the most. In the bond markets, Treasury yields have been fairly stable, but medium- and low-grade corporate bond markets have retreated and become illiquid.

As backdrop, economic growth has remained positive, corporate profits have, until recently, been quite strong, core inflation has been subdued, and the dollar has gained at the expense of the euro and yen. What could account for equity market turbulence? We attribute the volatility partly to evidence of decelerating economic growth induced by a tighter Federal Reserve policy, the diminished benefit to consumers of the "wealth effect" and the erosion of real purchasing power due to rising energy prices. This slowing of economic growth has also raised concerns about corporate profit margins. Lastly and most importantly, the equity markets had become quite frothy and momentum driven with relatively little attention being paid to earnings and investment fundamentals.

We believe the deceleration in economic growth is quite healthy--the U.S. economy was running too hot. However, it would be unhealthy for the weakness to develop into a recession. The primary risks of a "hard landing" would appear to be a further material unwinding of the wealth effect and/or additional gridlock in the capital markets and constrictions on the availability of risk credit.

The last twelve months prove once again that markets often overdiscount events, that trend-following investors can get whipsawed, and that, in the long run, fundamentals and valuation do matter. We at Standish are dedicated to disciplined investment philosophies and are proud of our consistent focus on fundamental investment research and valuation.

We appreciate the opportunity to serve you and hope you will find the attached helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

During the Fund's fiscal year, the Trustees approved a name change and a change in primary benchmark for the former Standish Equity Fund. The new name is the Standish Select Value Fund, and the new benchmark is the Russell 1000 Value Index (formerly the S&P 500). As we communicated with shareholders at the time, the rationale for the changes is that the Fund has always had a predominantly value oriented approach to stock selection. This orientation made comparing the Fund to the S&P 500 inappropriate under certain market conditions. The Russell 1000 Value Index is the most widely recognized proxy for large value investing, and by adopting this benchmark, the Fund's investment style will be more clearly communicated to shareholders and prospective shareholders. Similarly, our objective in changing the name to Standish Select Value Fund is to more clearly convey the Fund's investment style. The Fund has continued to be managed using the investment philosophy that has been in use since inception.

The Select Value Fund had a 16.52% total return for the fiscal year ended September 30, 2000. This strong absolute return easily surpassed the Fund's benchmark, the Russell 1000 Value Index which returned only 8.91% over the same period. In addition, the S&P 500 index's return of 13.29% also trailed the fund during this period.

From a macro point of view, the strong performance of the Fund can be attributed to a reversal in those forces that caused the disappointing results of the past two years. Specifically, the very narrow market has broadened significantly - investors have been willing to look beyond the new "nifty fifty", the large cap dominated market became a smaller and mid cap market, and a market focused only on growth-at-any-price shifted to a focus on valuation and visible earnings (i.e. the next four quarters). All of these shifts worked to the advantage of the Fund, and we believe that the excesses of 1998 and 1999 have only been partially unwound. We expect that the reversal will continue until it is completed.

This shift in market sentiment is perhaps best illustrated from the perspective of sector returns. Technology and Internet related stocks dominated the market last year, while this year more traditionally defensive sectors have been the best performers: utilities, health care, food and beverage, and financials.

From a micro point of view, our superior stock selection has been driven by stronger returns from our estimate trend and earnings surprise measurements. Despite the strong reversal of many trends, our valuation measurements have not added value this year. Value has returned as an important factor between sectors (e.g. between Tech and Finance) but not yet on an intra-sector basis. We expect that as the reversal continues, intra-sector valuation will again become a key source of our ability to outperform.

The qualitative work done by our analysts has been, and continues to be, a very important part of the process. The analysts use the quantitative modeling to help focus their attention on the most promising of companies. It is the analyst's post-model work that identifies those companies in the best position to maintain their superior business momentum.

Looking ahead, we expect the economy to stay on its current more sustainable growth path, and that the Fed will remain on hold for at least the next few quarters. However, higher energy prices, the cumulative effects of previous rate hikes, and the potential for a negative wealth effect from a stock market correction could combine to push the economy into recession. With the Fed on hold, investors will be focused on corporate earnings. The latter half of 1999 was a very strong period for earnings, so the year-over-year comparison will be very difficult for some companies. We anticipate that any disappointments will continue to lead to significant price reactions.

We expect that stocks will continue to produce volatile returns, and total returns will not match the 20% returns of the last five years. We believe large cap value stocks should continue to outperform growth stocks as investors realize that the earnings growth implied by very high price/earnings ratios is highly unlikely. The Fund is well positioned in companies with a history of strong earnings growth, above average expectations for future growth, and below average valuations. We remain confident that our focused pursuit of these characteristics, while not guaranteed, should lead to superior performance.

Sincerely,


/s/ Ralph S. Tate                                           /s/ David C. Cameron
Ralph S. Tate                                               David C. Cameron

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
            STANDISH SELECT VALUE FUND, THE RUSSELL 1000 VALUE INDEX
                              AND THE S&P 500 Index

    [The following information was represented by a line chart in the printed materials.]

                     Standish        Russell
                      Select          1000
                      Value           Value
                      Fund            Index         S&P 500
                     -------         -------        -------
                     100,000         100,000        100,000
                     105,200         104,503        104,360
                     112,000         111,451        111,822
                     116,300         113,100        114,528
                     115,748         113,937        114,803
                     119,964         118,187        119,751
                     113,088         113,211        114,266
                     118,475         117,949        119,591
                     120,439         120,097        122,425
                     120,036         119,214        120,381
                     123,528         121,189        121,994
                     119,985         114,970        117,077
1 Year               133,349         124,605        130,471
                     131,582         124,802        128,044
                     133,713         127,858        129,709
                     129,660         126,004        127,180
                     129,974         131,429        130,919
                     129,031         132,085        131,560
                     126,256         131,262        129,600
                     132,182         136,332        134,901
                     128,425         132,161        132,135
                     131,336         133,990        133,694
                     134,788         134,115        134,162
                     141,851         138,515        138,724
2 Year               146,046         141,815        140,430
                     151,326         145,933        141,610
                     152,104         151,073        143,536
                     157,328         155,525        146,564
                     151,810         153,533        143,017
                     157,718         156,619        146,850
                     161,675         160,072        147,276
                     159,998         161,862        146,687
                     167,599         167,706        152,246
                     172,405         167,973        151,074
                     174,758         167,857        154,201
                     172,461         164,393        152,736
3 Year               176,446         167,516        154,585
                     182,557         173,855        159,840
                     181,758         167,909        155,509
                     172,390         161,663        148,729
                     172,734         164,764        150,632
                     172,046         166,662        153,103
                     166,978         162,670        149,352
                     170,853         167,731        154,250
                     178,198         172,550        160,575
                     172,357         166,823        156,641
                     175,142         169,148        160,165
                     165,683         162,315        154,335
4 Year               169,774         164,184        156,619
                     169,655         169,238        160,676
                     178,304         175,930        166,937
                     184,642         179,790        171,862
                     191,011         185,471        176,932
                     197,797         193,277        184,004
                     205,154         195,896        188,272
                     216,634         202,716        194,523
                     217,112         205,580        195,011
                     224,766         213,014        203,241
                     222,845         210,898        202,515
                     234,311         221,580        211,406
5 Year               233,529         227,149        215,477
                     240,371         234,227        222,812
                     247,416         235,997        224,878
                     249,495         240,009        227,043
                     255,894         240,931        230,390
                     259,262         243,943        236,332
                     256,195         244,143        237,232
                     245,225         234,917        226,751
                     253,418         241,635        231,533
                     268,901         251,240        244,564
                     277,543         260,953        251,309
                     298,105         279,875        270,306
6 Year               296,213         276,304        264,951
                     310,417         289,699        281,505
                     311,180         293,955        283,712
                     299,689         283,384        272,054
                     310,647         295,289        288,269
                     334,555         311,784        305,824
                     352,494         325,159        319,525
                     385,105         349,621        344,959
                     375,928         337,164        325,642
                     400,265         357,542        343,487
                     389,192         347,552        332,014
                     400,183         362,918        347,383
7 Year               403,649         373,511        353,349
                     401,916         368,226        357,257
                     430,411         393,015        383,024
                     454,671         417,052        402,638
                     451,488         419,842        406,689
                     436,824         413,616        399,699
                     446,191         418,918        415,934
                     426,468         411,524        411,506
                     346,511         350,281        352,010
                     362,931         370,387        374,560
                     385,402         399,078        405,012
                     405,936         417,671        429,556
8 Year               432,738         431,888        454,298
                     429,942         435,339        473,288
                     413,919         429,196        458,569
                     402,520         438,076        476,911
                     423,598         478,993        495,368
                     421,554         473,729        483,687
                     434,808         487,481        510,532
                     428,232         473,208        494,608
                     417,774         455,647        492,135
                     407,532         439,722        478,646
                     416,911         465,032        508,934
                     419,175         461,396        519,281
9 Year               431,982         463,624        549,867
                     408,702         448,501        522,241
                     408,929         415,177        512,371
                     455,375         465,833        562,496
                     451,628         460,411        545,571
                     446,745         465,264        534,376
                     447,871         444,001        547,548
                     444,114         449,551        538,990
                     472,121         474,546        572,467
YTD                  474,853         478,912        542,246

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/00)

                                                        Since
                                                      Inception
                    1 Year     3 Year     5 Year     01/03/1991
                    ------     ------     ------     ----------

                    16.52%      5.86%     16.14%       17.33%

--------------------------------------------------------------------------------

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Select Value Portfolio
    ("Portfolio"), at value (Note 1A)                               $93,337,256
  Receivable for Fund shares sold                                         8,898
  Receivable from investment adviser (Note 2)                               529
  Prepaid expenses                                                        3,444
                                                                    -----------
    Total assets                                                     93,350,127

LIABILITIES
  Payable for Fund shares redeemed                       $ 7,022
  Accrued accounting, custody and transfer agent fees      5,379
  Accrued trustees' fees and expenses (Note 2)             1,000
  Accrued expenses and other liabilities                  21,960
                                                         -------
    Total liabilities                                                    35,361
                                                                    -----------
NET ASSETS                                                          $93,314,766
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $73,602,590
  Accumulated net realized gain                                      10,788,022
  Undistributed net investment income                                    37,976
  Net unrealized appreciation                                         8,886,178
                                                                    -----------
TOTAL NET ASSETS                                                    $93,314,766
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,237,044
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     41.71
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $5)                                $ 1,234,158
  Interest income allocated from Portfolio                              314,572
  Expenses allocated from Portfolio                                    (671,341)
                                                                    -----------
    Net investment income allocated from Portfolio                      877,389

EXPENSES
  Accounting, custody, and transfer agent fees         $   32,651
  Registration fees                                        24,975
  Legal and audit services                                 21,880
  Trustees' fees and expenses (Note 2)                      4,000
  Insurance expense                                         1,080
  Miscellaneous                                            14,924
                                                       ----------
    Total expenses                                         99,510

Deduct:
  Reimbursement of Fund operating expenses (Note 2)       (19,897)
                                                       ----------
    Total expense deductions                              (19,897)
                                                       ----------
      Net expenses                                                       79,613
                                                                    -----------
        Net investment income                                           797,776
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                   14,483,139
    Financial futures contracts                           526,626
                                                       ----------
      Net realized gain                                              15,009,765

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                 231,773
    Financial futures contracts                          (280,035)
                                                       ----------
      Net change in unrealized appreciation
        (depreciation)                                                  (48,262)
                                                                    -----------
    Net realized and unrealized gain                                 14,961,503
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $15,759,279
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $    797,776       $   1,459,975
  Net realized gain                                           15,009,765           6,409,910
  Change in net unrealized appreciation (depreciation)           (48,262)         19,682,441
                                                            ------------       -------------
  Net increase in net assets from investment operations       15,759,279          27,552,326
                                                            ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                    (661,235)         (1,120,754)
  From net realized gains on investments                      (5,643,568)        (21,379,747)
                                                            ------------       -------------
  Total distributions to shareholders                         (6,304,803)        (22,500,501)
                                                            ------------       -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                             9,715,714          42,766,447
  Value of shares issued to shareholders in payment of
    distributions declared                                     6,112,494          21,902,549
  Cost of shares redeemed                                    (62,524,095)       (137,486,416)
                                                            ------------       -------------
  Net decrease in net assets from Fund share
    transactions                                             (46,695,887)        (72,817,420)
                                                            ------------       -------------

TOTAL DECREASE IN NET ASSETS                                 (37,241,411)        (67,765,595)

NET ASSETS
  At beginning of year                                       130,556,177         198,321,772
                                                            ------------       -------------
  At end of year (including undistributed net
    investment income of $37,976 and $275,671,
    respectively)                                           $ 93,314,766       $ 130,556,177
                                                            ============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                NINE MONTHS        YEAR ENDED
                                               YEAR ENDED SEPTEMBER 30,            ENDED          DECEMBER 31,
                                          -----------------------------------  SEPTEMBER 30,  ---------------------
                                            2000         1999         1998         1997          1996       1995
                                          ---------    ---------    ---------  -------------  ----------  ---------
NET ASSET VALUE, BEGINNING OF YEAR         $ 37.79     $  37.47     $  48.81     $  38.79      $  34.81    $ 28.66
                                           -------     --------     --------     --------      --------    -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                      0.29(1)      0.29(1)      0.30         0.39          0.60       0.76
  Net realized and unrealized gain
    (loss) on investments                     5.73         4.49        (4.30)       12.79          8.52       9.94
                                           -------     --------     --------     --------      --------    -------
Total from investment operations              6.02         4.78        (4.00)       13.18          9.12      10.70
                                           -------     --------     --------     --------      --------    -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.23)       (0.23)       (0.29)       (0.43)        (0.56)     (0.78)
  In excess of net investment income            --           --        (0.01)          --            --         --
  From net realized gain on investments      (1.87)       (4.23)       (7.04)       (2.73)        (4.58)     (3.77)
                                           -------     --------     --------     --------      --------    -------
Total distributions to shareholders          (2.10)       (4.46)       (7.34)       (3.16)        (5.14)     (4.55)
                                           -------     --------     --------     --------      --------    -------
NET ASSET VALUE, END OF YEAR               $ 41.71     $  37.79     $  37.47     $  48.81      $  38.79    $ 34.81
                                           =======     ========     ========     ========      ========    =======

TOTAL RETURN+++                              16.52%       12.29%       (9.33)%      35.13%++      26.84%     37.55%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                               0.71%        0.66%        0.71%        0.71%+        0.71%      0.69%
  Net Investment Income (to average
    daily net assets)*                        0.76%        0.74%        0.69%        0.95%+        1.53%      2.05%
  Portfolio Turnover(3)                        N/A          N/A          N/A          N/A            41%       128%
  Net Assets, End of Year (000's
    omitted)                               $93,315     $130,556     $198,322     $170,170      $105,855    $88,532

----------
* For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share            $  0.28(1)       N/A          N/A     $   0.38      $   0.59        N/A

Ratios (to average daily net assets):
  Expenses(2)                                 0.73%         N/A          N/A         0.72%+        0.72%       N/A
  Net investment income                       0.74%         N/A          N/A         0.93%+        1.52%       N/A

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.
(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Select Value Portfolio's (formerly, Standish Equity Portfolio) allocated expenses for periods since May 3, 1996.
(3) Portfolio turnover represents activity while the Fund was investing directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Fund (formerly, Standish Equity Fund) (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Select Value Portfolio (formerly, Standish Equity Portfolio) (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 64% at September 30, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      E. DISTRIBUTIONS TO SHAREHOLDERS

      The fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales and the tax practice known as equalization.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. SA&W voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.71% of the Fund's average daily net assets for the year ended
      September 30, 2000. Pursuant to this agreement, for the year ended September 30, 2000, SA&W voluntarily reimbursed the Fund for $19,897 of its operating expenses. This agreement is temporary and voluntary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2000 aggregated $9,708,186 and $62,920,132, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                      YEAR ENDED          YEAR ENDED
                                                                  SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                                  ------------------  ------------------
         Shares sold                                                     253,177           1,077,765
         Shares issued to shareholders in payment of
           distributions declared                                        162,125             554,118
         Shares redeemed                                              (1,633,485)         (3,470,039)
                                                                     -----------         -----------
         Net decrease                                                 (1,218,183)         (1,838,156)
                                                                     ===========         ===========

      At September 30, 2000, one shareholder held of record approximately 10% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

--------------------------------------------------------------------------------

      TAX INFORMATION -- UNAUDITED:

      Pursuant to section 852 of the Internal Revenue Code, the designated $4,437,790 as a capital gain dividend for the year ended September 30, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and Shareholders of Standish Select Value Fund (formerly, Standish Equity Fund):

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Select Value Fund (formerly, Standish Equity Fund) (the "Fund"), at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 97.0%

BASIC INDUSTRY -- 4.0%
Alcoa, Inc.                                                43,100  $  1,090,969
Dow Chemical                                               52,700     1,314,206
LaFarge Corp.                                              21,200       461,100
Praxair, Inc.                                              39,700     1,483,787
Westvaco Corp.                                             56,200     1,499,837
                                                                   ------------
                                                                      5,849,899
                                                                   ------------
CAPITAL GOODS -- 9.9%
Boeing Co.                                                 39,900     2,513,700
Danaher Corp.                                              15,100       751,225
General Dynamics                                           27,300     1,714,781
Ingersoll Rand Co.                                         40,500     1,371,937
Parker-Hannifin Corp.                                      16,300       550,125
Tyco International Ltd.                                    68,000     3,527,500
United Technologies Corp.                                  59,700     4,134,225
                                                                   ------------
                                                                     14,563,493
                                                                   ------------
CONSUMER STABLE -- 10.6%
Adolph Coors Co.                                           20,600     1,301,662
CVS Corp.                                                  33,100     1,532,944
Flowers Industries, Inc.                                  102,700     2,002,650
Heinz H J Co.                                              29,000     1,074,812
Kimberly-Clark Corp.                                       20,300     1,132,994
McCormick & Co., Inc.                                      35,500     1,056,125
Procter & Gamble Co.                                       27,100     1,815,700
Quaker Oats Co.                                            44,200     3,497,325
Safeway, Inc.*                                             29,800     1,391,287
Supervalu, Inc.                                            45,500       685,344
                                                                   ------------
                                                                     15,490,843
                                                                   ------------
EARLY CYCLICAL -- 2.4%
Black & Decker Corp.                                       46,500     1,589,719
Kaufman And Broad Home                                     71,000     1,912,562
                                                                   ------------
                                                                      3,502,281
                                                                   ------------
ENERGY -- 10.7%
BP Amoco PLC ADR                                           24,590     1,303,270
Chevron Corp.                                              39,100     3,333,275
Coastal Corp.                                              44,200     3,276,325
El Paso Energy Corp.                                       28,000     1,725,500
Exxon Mobil Corp.                                          67,402     6,007,203
                                                                   ------------
                                                                     15,645,573
                                                                   ------------
FINANCIAL -- 24.1%
AMBAC Inc.                                                 32,100     2,351,325
American General Corp.                                     38,600     3,010,800
Chase Manhattan Corp.                                      31,350     1,447,978
Citigroup, Inc.                                            73,366     3,966,349

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Cullen/Frost Bankers, Inc.                                 28,300  $    919,750
Federal Home Loan Mortgage Corp.                           31,600     1,708,375
First Union Corp.                                          46,600     1,499,937
Firstar Corp.                                              48,800     1,091,900
Fleet Financial Group, Inc.                                74,400     2,901,600
Golden West Financial Corp.                                59,200     3,174,600
Lehman Brothers Holding, Inc.                               4,800       709,200
MBNA Corp.                                                 29,100     1,120,350
Morgan Stanley Dean Witter                                 22,900     2,093,919
PNC Bank Corp.                                             51,600     3,354,000
The PMI Group, Inc.                                        34,800     2,357,700
Washington Mutual, Inc.                                    87,500     3,483,594
                                                                   ------------
                                                                     35,191,377
                                                                   ------------
GROWTH CYCLICAL -- 6.2%
Brinker International, Inc.*                               63,900     1,924,988
Jones Apparel Group, Inc.*                                 37,600       996,400
Saks, Inc.*                                                65,000       641,875
Sears, Roebuck and Co.                                     62,100     2,013,282
Station Casinos, Inc.*                                     79,550     1,133,588
TJX Cos, Inc.                                             102,800     2,313,000
                                                                   ------------
                                                                      9,023,133
                                                                   ------------
HEALTH CARE -- 7.1%
Abbott Laboratories                                        32,800     1,560,050
Baxter International, Inc.                                 16,400     1,308,925
Biomet, Inc.                                               40,700     1,424,500
Bristol-Myers Squibb, Inc.                                 25,000     1,428,125
Cardinal Health, Inc.                                      17,500     1,543,281
Merck & Co., Inc.                                          21,100     1,570,631
Sybron International Corp.*                                65,300     1,567,200
                                                                   ------------
                                                                     10,402,712
                                                                   ------------
REAL ESTATE -- 1.2%
General Growth Properties, REIT                             9,600       309,000
Liberty Property Trust, REIT                               23,300       640,750
Prentiss Properties Trust, REIT                            29,800       778,525
                                                                   ------------
                                                                      1,728,275
                                                                   ------------
SERVICES -- 11.2%
AT&T Corp.                                                 35,100     1,031,063
Bellsouth Corp.                                            61,776     2,486,484
General Motors Corp., Class H*                             65,600     2,439,008
Knight Ridder, Inc.                                        45,400     2,306,888
McGraw-Hill Companies, Inc.                                18,200     1,156,838
New York Times Co. Class A                                 33,100     1,301,244
Omnicom Group                                              27,300     1,991,194
Verizon Communications                                     76,300     3,695,781
                                                                   ------------
                                                                     16,408,500
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
TECHNOLOGY -- 3.1%
Apple Computer, Inc.*                                      26,100  $    672,075
Intel Corp.                                                20,700       861,638
International Business Machine                             10,600     1,192,500
Motorola, Inc.                                             36,700     1,036,775
Tellabs, Inc.*                                             15,200       725,800
                                                                   ------------
                                                                      4,488,788
                                                                   ------------
UTILITIES -- 6.5%
AES Corp.*                                                 20,300     1,390,550
Dominion Resources, Inc.                                   19,100     1,108,994
Duke Energy Corp.                                          30,000     2,572,500
Dynegy, Inc.                                               46,200     2,633,400
NRG Energy, Inc.*                                          27,600     1,007,400
Southern Energy, Inc.*                                     25,300       793,788
                                                                   ------------
                                                                      9,506,632
                                                                   ------------
TOTAL EQUITIES (COST $127,682,273)                                  141,801,506
                                                                   ------------

                                                          PAR
                                  RATE     MATURITY      VALUE
                                 ------   ----------    --------
SHORT-TERM INVESTMENTS -- 2.9%

U.S. GOVERNMENT AGENCY -- 0.4%
FNMA Discount Note#+             7.116%   12/14/2000    $500,000        492,700
                                                                   ------------
REPURCHASE AGREEMENTS -- 2.5%
Tri-party repurchase agreement dated 09/29/00 with
Bank of New York and Investors Bank and Trust Company,
due 10/02/00, with a maturity value of $3,689,155 and
an effective yield of 5.60%, collateralized by a U.S.
Government Obligation with a rate of 6.50%, a maturity
date of 07/01/29 and an aggregate market value of
$3,761,997.                                                           3,687,434
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,180,809)                        4,180,134
                                                                   ------------
TOTAL INVESTMENTS -- 99.9% (COST $131,863,082)                     $145,981,640

OTHER ASSETS, LESS LIABILITIES -- 0.1%                                  122,941
                                                                   ------------
NET ASSETS -- 100.0%                                               $146,104,581
                                                                   ============
NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust
*    Non-income producing security.
#    Rate noted is yield to maturity.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $131,863,082)                                                  $145,981,640
  Cash                                                                    3,616
  Receivable for investments sold                                       739,718
  Interest and dividends receivable                                     196,008
  Deferred organization costs (Note 1E)                                   8,789
  Prepaid expenses                                                        4,983
                                                                   ------------
    Total assets                                                    146,934,754

LIABILITIES
  Payable for investments purchased                      $681,269
  Payable for variation margin on open financial
    futures contracts (Note 5)                             40,350
  Accrued accounting and custody fees                      20,700
  Accrued trustees' fees and expenses (Note 2)              6,084
  Accrued expenses and other liabilities                   81,770
                                                         --------
    Total liabilities                                                   830,173
                                                                   ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                       $146,104,581
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income                                                    $ 1,937,712
  Interest income                                                        495,964
                                                                     -----------
    Total income                                                       2,433,676

EXPENSES
  Investment advisory fee (Note 2)                       $  828,980
  Accounting and custody fees                               128,065
  Legal and audit services                                   36,139
  Trustees' fees and expenses (Note 2)                       19,100
  Amortization of organizational expenses (Note 1E)          14,936
  Insurance expense                                           8,572
  Interest expense (Note 6)                                   1,344
  Miscellaneous                                              15,266
                                                         ----------
    Total expenses                                                     1,052,402
                                                                     -----------
      Net investment income                                            1,381,274
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                     21,538,557
    Financial futures contracts                             771,248
                                                         ----------
      Net realized gain                                               22,309,805
  Change in unrealized appreciation (depreciation)
    Investment securities                                 1,191,503
    Financial futures contracts                                 129
                                                         ----------
      Net change in unrealized appreciation
        (depreciation)                                                 1,191,632
                                                                     -----------
    Net realized and unrealized gain                                  23,501,437
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $24,882,711
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $  1,381,274       $   2,191,260
  Net realized gain                                           22,309,805          14,598,308
  Change in net unrealized appreciation (depreciation)         1,191,632          25,069,765
                                                            ------------       -------------
  Net increase in net assets from investment operations       24,882,711          41,859,333
                                                            ------------       -------------
CAPITAL TRANSACTIONS
  Contributions                                               21,023,212         130,904,313
  Withdrawals                                                (90,658,528)       (189,518,283)
                                                            ------------       -------------
  Net decrease in net assets from capital transactions       (69,635,316)        (58,613,970)
                                                            ------------       -------------

TOTAL DECREASE IN NET ASSETS                                 (44,752,605)        (16,754,637)

NET ASSETS
  At beginning of year                                       190,857,186         207,611,823
                                                            ------------       -------------
  At end of year                                            $146,104,581       $ 190,857,186
                                                            ============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                         NINE MONTHS          FOR THE PERIOD
                                            YEAR ENDED SEPTEMBER 30,        ENDED              MAY 3, 1996
                                          ----------------------------  SEPTEMBER 30,  (COMMENCEMENT OF OPERATIONS)
                                            2000      1999      1998        1997           TO DECEMBER 31, 1996
                                          --------  --------  --------  -------------  ----------------------------
RATIOS:
  Expenses (to average daily net assets)      0.64%     0.60%     0.65%       0.66%+                 0.69%+
  Net Investment Income (to average
    daily net assets)                         0.83%     0.81%     0.75%       0.99%+                 1.58%+
  Portfolio Turnover                            92%       90%      144%         75%++                  78%++
  Net Assets, End of Year
    (000's omitted)                       $146,105  $190,857  $207,612    $170,142               $106,278

----------
+    Computed on an annualized basis.
++   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Portfolio (formerly, Standish Equity Portfolio) (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At September 30, 2000, the Standish Select Value Fund (formerly, Standish Equity Fund) and the Standish Select Value Asset Fund (formerly, Standish Equity Asset Fund) held approximately 64% and 36% interests in the Standish Select Value Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTION AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis, through April 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were $143,371,954 and $200,457,601, respectively. For the year ended September 30, 2000, the Fund did not purchase or sell any U.S. Government securities.

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                           $132,232,451
                                                               ============
      Gross unrealized appreciation                              19,427,898
      Gross unrealized depreciation                              (5,678,709)
                                                               ------------
      Net unrealized appreciation                              $ 13,749,189
                                                               ============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Portfolio entered into no such transactions during the year ended September 30, 2000.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      The Portfolio had the following open financial futures contracts at September 30, 2000:

                                                                   UNDERLYING FACE
         CONTRACT                     POSITION  EXPIRATION DATE    AMOUNT AT VALUE    UNREALIZED LOSS
         --------------------------------------------------------------------------------------------
         S&P 500 (18 contracts)         Long      12/15/2000         $4,086,150          $(32,280)

      At September 30, 2000, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open financial futures contracts.

(6)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

      For the year ended September 30, 2000, the expense related to this commitment fee was $3,306 for the Portfolio.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      During the year ended September 30, 2000, the Portfolio had the following borrowings:

      Interest Expense                                            $    1,344
      Average Balance Outstanding                                 $6,910,100
      Average Interest Rate                                             7.00%

      At September 30, 2000, there was no outstanding balance on the line of credit.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Select Value Portfolio (formerly, Standish Equity Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Select Value Portfolio (formerly, Standish Equity Portfolio) (the "Portfolio"), at September 30, 2000, and the results of its operations, the changes in its net assets and the supplemental data for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricwaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                      [This page intentionally left blank]

                            [LOGO] STANDISH FUNDS(R)
                            One Financial Center
                            Boston, MA 02111-2662
                            www.standishonline.com
                                  800.221.4795
                                                                          00-362

                                                        [LOGO] STANDISH FUNDS(R)

Financial Report          Standish Select Value Asset Fund

--------------------------------------------------------------

Year Ended
September 30, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                               SEPTEMBER 30, 2000

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 27, 2000

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the fiscal year ended September 30, 2000.

A superficial glance at the net returns from major financial assets this past year would suggest that markets have been fairly tranquil. On balance, U.S. equities as represented by the Standard & Poor's 500 index had a small negative return, and international equities dropped more sharply, largely because of currency depreciation relative to the dollar. Most categories of U.S. bonds (such as those included in the Lehman Aggregate) registered positive returns in the mid single digits. However, net returns during the last twelve months do not reveal the extensive gyrations that have occurred during the period. In the equity markets, strong price advances during late 1999 and early 2000 (especially among technology stocks) gave way to pervasive weakness starting in early March. The technology sector has suffered the most. In the bond markets, Treasury yields have been fairly stable, but medium- and low-grade corporate bond markets have retreated and become illiquid.

As backdrop, economic growth has remained positive, corporate profits have, until recently, been quite strong, core inflation has been subdued, and the dollar has gained at the expense of the euro and yen. What could account for equity market turbulence? We attribute the volatility partly to evidence of decelerating economic growth induced by a tighter Federal Reserve policy, the diminished benefit to consumers of the "wealth effect" and the erosion of real purchasing power due to rising energy prices. This slowing of economic growth has also raised concerns about corporate profit margins. Lastly and most importantly, the equity markets had become quite frothy and momentum driven with relatively little attention being paid to earnings and investment fundamentals.

We believe the deceleration in economic growth is quite healthy--the U.S. economy was running too hot. However, it would be unhealthy for the weakness to develop into a recession. The primary risks of a "hard landing" would appear to be a further material unwinding of the wealth effect and/or additional gridlock in the capital markets and constrictions on the availability of risk credit.

The last twelve months prove once again that markets often overdiscount events, that trend-following investors can get whipsawed, and that, in the long run, fundamentals and valuation do matter. We at Standish are dedicated to disciplined investment philosophies and are proud of our consistent focus on fundamental investment research and valuation.

We appreciate the opportunity to serve you and hope you will find the attached helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

During the Fund's fiscal year, the Trustees approved a name change and a change in primary benchmark for the former Standish Equity Asset Fund. The new name is the Standish Select Value Asset Fund, and the new benchmark is the Russell 1000 Value Index (formerly the S&P 500). As we communicated with shareholders at the time, the rationale for the changes is that the Fund has always had a predominantly value-oriented approach to stock selection. This orientation made comparing the fund to the S&P 500 inappropriate under certain market conditions. The Russell 1000 Value Index is the most widely recognized proxy for large value investing, and by adopting this benchmark, the Fund's investment style will be more clearly communicated to shareholders and prospective shareholders. Similarly, our objective in changing the name to Standish Select Value Asset Fund is to more clearly convey the Fund's investment style. The Fund has continued to be managed using the investment philosophy that has been in use since inception.

The Select Value Asset Fund had a 16.28% total return for the fiscal year ended September 30, 2000. This strong absolute return easily surpassed the Fund's benchmark, the Russell 1000 Value Index which returned only 8.91% over the same period. In addition, the S&P 500 index's return of 13.29% also trailed the fund during this period.

From a macro point of view, the strong performance of the Fund can be attributed to a reversal in those forces that caused the disappointing results of the past two years. Specifically, the very narrow market has broadened significantly - investors have been willing to look beyond the new "nifty fifty", the large cap dominated market became a smaller and mid cap market, and a market focused only on growth-at-any-price shifted to a focus on valuation and visible earnings (i.e. the next four quarters). All of these shifts worked to the advantage of the Fund, and we believe that the excesses of 1998 and 1999 have only been partially unwound. We expect that the reversal will continue until it is completed.

This shift in market sentiment is perhaps best illustrated from the perspective of sector returns. Technology and Internet related stocks dominated the market last year, while this year more traditionally defensive sectors have been the best performers: utilities, health care, food and beverage, and financials.

From a micro point of view, our superior stock selection has been driven by stronger returns from our estimate trend and earnings surprise measurements. Despite the strong reversal of many trends, our valuation measurements have not added value this year. Value has returned as an important factor between sectors (e.g. between Tech and Finance) but not yet on an intra-sector basis. We expect that as the reversal continues, intra-sector valuation will again become a key source of our ability to outperform.

The qualitative work done by our analysts has been, and continues to be, a very important part of the process. The analysts use the quantitative modeling to help focus their attention on the most promising of companies. It is the analyst's post model work that identifies those companies in the best position to maintain their superior business momentum.

Looking ahead, we expect the economy to stay on its current more sustainable growth path, and that the Fed will remain on hold for at least the next few quarters. However, higher energy prices, the cumulative effects of previous rate hikes, and the potential for a negative wealth effect from a stock market correction could combine to push the economy into recession. With the Fed on hold, investors will be focused on corporate earnings. The latter half of 1999 was a very strong period for earnings, so the year-over-year comparison will be very difficult for some companies. We anticipate that any disappointments will continue to lead to significant price reactions.

We expect that stocks will continue to produce volatile returns, and total returns will not match the 20% returns of the last five years. We believe large cap value stocks should continue to outperform growth stocks as investors realize that the earnings growth implied by very high price/earnings ratios is highly unlikely. The Fund is well positioned in companies with a history of strong earnings growth, above average expectations for future growth, and below average valuations. We remain confident that our focused pursuit of these characteristics, while not guaranteed, should lead to superior performance.

Sincerely,


/s/ Ralph S. Tate                                           /s/ David C. Cameron
Ralph S. Tate                                               David C. Cameron

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
         STANDISH SELECT VALUE ASSET FUND, THE RUSSELL 1000 VALUE INDEX
                              AND THE S&P 500 Index

    [The following information was represented by a line chart in the printed materials.]

                     Standish
                      Select         Russell
                      Value           1000
                      Asset           Value
                      Fund            Index         S&P 500
                     -------         -------        -------
                     100,000         100,000        100,000
                      94,750          97,206         96,660
                      97,450         101,503        101,134
                      98,311         104,466        102,871
                      97,960         102,988        104,009
                     104,889         109,921        111,511
                     110,814         116,644        117,221
                     110,109         117,424        118,400
                     106,585         115,683        116,365
                     108,700         117,166        121,092
                     103,913         115,098        119,802
                      84,360          97,969        102,482
1 Year                88,338         103,593        109,047
                      93,838         111,617        117,912
                      98,832         116,817        125,057
                     105,279         120,794        132,261
                     104,608         121,759        137,789
                     100,684         120,041        133,504
                      97,896         122,524        138,844
                     103,007         133,968        144,217
                     102,491         132,496        140,817
                     105,697         136,342        148,632
                     104,094         132,350        143,996
                     101,507         127,439        143,276
2 Year                98,972         122,985        139,349
                     101,248         130,064        148,167
                     101,765         129,047        151,179
                     104,849         129,670        160,084
                      99,180         125,440        152,041
                      99,239         116,120        149,168
                     110,460         130,288        163,761
                     109,525         128,771        158,833
                     108,356         130,128        155,574
                     108,588         124,181        159,409
                     107,652         125,734        156,917
                     114,384         132,724        166,663
3 Year               115,086         133,946        157,865

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/00)

                                              Since
                                            Inception
                           1 Year          10/08/1997
                           ------          ----------

                           16.28%             4.80%

--------------------------------------------------------------------------------

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Select Value Portfolio
    ("Portfolio"), at value (Note 1A)                              $52,767,135
  Receivable for Fund shares sold                                       47,531
  Receivable from investment adviser (Note 2)                               36
  Deferred organization costs (Note 1E)                                  2,239
  Prepaid expenses                                                       7,866
                                                                   -----------
    Total assets                                                    52,824,807

LIABILITIES
  Accrued accounting, custody and transfer agent fees    $4,224
  Accrued trustees' fees and expenses (Note 2)            1,000
  Accrued expenses and other liabilities                 44,631
                                                         ------
    Total liabilities                                                   49,855
                                                                   -----------
NET ASSETS                                                         $52,774,952
                                                                   ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                  $42,503,468
  Accumulated net realized gain                                      5,626,447
  Undistributed net investment income                                  111,810
  Net unrealized appreciation                                        4,533,227
                                                                   -----------
TOTAL NET ASSETS                                                   $52,774,952
                                                                   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            2,684,932
                                                                   ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                  $     19.66
                                                                   ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio                           $  610,150
  Interest income allocated from Portfolio                              155,083
  Expenses allocated from Portfolio                                    (329,410)
                                                                     ----------
    Net investment income allocated from Portfolio                      435,823

EXPENSES
  Administration service fee (Note 3)                    $ 129,675
  Accounting, custody, and transfer agent fees              26,370
  Registration fees                                         15,700
  Legal and audit services                                  15,567
  Trustees' fees and expenses (Note 2)                       4,000
  Amortization of organizational expenses (Note 1E)          1,124
  Insurance expense                                          1,083
  Miscellaneous                                             18,406
                                                         ---------
    Total expenses                                         211,925

Deduct:
  Reimbursement of Fund operating expenses (Note 2)        (44,051)
                                                         ---------
    Total expense deductions                               (44,051)
                                                         ---------
      Net expenses                                                      167,874
                                                                     ----------
        Net investment income                                           267,949
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                     6,586,079
    Financial futures contracts                            228,696
                                                         ---------
      Net realized gain                                               6,814,775
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                  191,376
    Financial futures contracts                            285,476
                                                         ---------
      Net change in unrealized appreciation
       (depreciation)                                                   476,852
                                                                     ----------
    Net realized and unrealized gain                                  7,291,627
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $7,559,576
                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $    267,949        $    379,152
  Net realized gain                                            6,814,775           8,222,287
  Change in net unrealized appreciation (depreciation)           476,852           5,483,473
                                                            ------------        ------------
  Net increase in net assets from investment operations        7,559,576          14,084,912
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                    (175,319)           (355,195)
  From net realized gains on investments                      (6,435,217)         (1,736,620)
                                                            ------------        ------------
  Total distributions to shareholders                         (6,610,536)         (2,091,815)
                                                            ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares                             2,962,554          84,938,827
  Value of shares issued to shareholders in payment of
    distributions declared                                     6,610,536           2,091,815
  Cost of shares redeemed                                    (14,961,955)        (50,607,920)
                                                            ------------        ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                              (5,388,865)         36,422,722
                                                            ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                       (4,439,825)         48,415,819

NET ASSETS
  At beginning of year                                        57,214,777           8,798,958
                                                            ------------        ------------
  At end of year (including undistributed net
    investment income of $111,810 and $24,276,
    respectively)                                           $ 52,774,952        $ 57,214,777
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR ENDED SEPTEMBER 30,
                                                   --------------------------------------------
                                                      2000             1999            1998(2)
                                                   ----------       ----------       ----------
NET ASSET VALUE, BEGINNING OF YEAR                 $    19.12       $    17.51       $    20.00
                                                   ----------       ----------       ----------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                 0.10(1)          0.10(1)          0.05(1)
  Net realized and unrealized gain (loss) on
    investments                                          2.77             2.02            (2.42)
                                                   ----------       ----------       ----------
Total from investment operations                         2.87             2.12            (2.37)
                                                   ----------       ----------       ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            (0.06)           (0.10)           (0.12)
  From net realized gain on investments                 (2.27)           (0.41)              --
                                                   ----------       ----------       ----------
Total distributions to shareholders                     (2.33)           (0.51)           (0.12)
                                                   ----------       ----------       ----------
NET ASSET VALUE, END OF YEAR                       $    19.66       $    19.12       $    17.51
                                                   ==========       ==========       ==========

TOTAL RETURN+++                                         16.28%           12.04%          (11.66)%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*((3))           0.96%            0.91%            0.83%+
  Net Investment Income (to average daily net
    assets)*                                             0.52%            0.52%            0.46%+
  Net Assets, End of Year (000's omitted)          $   52,775       $   57,215       $    8,799

----------
* For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses.
     If this voluntary action had not been taken, the investment income (loss) per share would have been:

Net investment income (loss) per share             $     0.08(1)    $     0.10(1)    $    (0.14)(1)

Ratios (to average daily net assets):
  Expenses((3))                                          1.05%            0.94%            2.49%+
  Net investment income (loss)                           0.43%            0.49%           (1.20)%+

(1)  Calculated based on average shares outstanding.
(2) For the period October 8, 1997 (commencement of operations) to September 30, 1998.
(3) Includes the Fund's share of Standish Select Value Portfolio's (formerly, Standish Equity Portfolio) allocated expenses for the periods since October 8, 1997.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Asset Fund (formerly, Standish Equity Asset
      Fund) (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Select Value Portfolio (formerly, Standish Equity Portfolio) ( the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 36% at September 30, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      Shares of the Fund may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Fund shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Fund shares through their Omnibus Account Administrators.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs associated with the Fund's organization and initial registration are being amortized, on a straight-line basis, through September 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      F. DISTRIBUTIONS TO SHAREHOLDERS:

      The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. SA&W voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes, and extraordinary expenses) for the year ended September 30, 2000, so that the Fund's annual operating expenses do not exceed the total operating expenses of the Standish Select Value Fund (net of any expense limitation) for the comparable period plus 0.25% (the Fund's maximum Administration Service Fee). Pursuant to this agreement, for the year ended September 30, 2000, SA&W voluntarily reimbursed the Fund for $44,051 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   SERVICE FEE:

      Pursuant to a service plan, the Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets. The service fee is payable for the benefit of the participants in the Omnibus Accounts that are shareholders in the Fund and is intended to be compensation to Account Administrators for providing personal services and/or account maintenance services to participants in Omnibus Accounts that are the beneficial owners of Fund shares.

(4)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2000 aggregated $2,915,023 and $15,169,174 respectively.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED            YEAR ENDED
                                                             SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                             ------------------    ------------------
         Shares sold                                               157,556             5,004,819
         Shares issued to shareholders in payment of
           distributions declared                                  372,194               104,416
         Shares redeemed                                          (836,442)           (2,620,073)
                                                                  --------            ----------
         Net increase (decrease)                                  (306,692)            2,489,162
                                                                  ========            ==========

      At September 30, 2000, one profit sharing plan on behalf of its plan participants was a shareholder of the Fund. Prudential Trust for the benefit of MTA profit sharing plan held of record approximately 99% of the Fund's outstanding voting shares. Investment activity of this shareholder could have a material impact on the Fund.

--------------------------------------------------------------------------------

      TAX INFORMATION -- UNAUDITED:

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $6,173,499 as a capital gain dividend for the year ended September 30, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Select Value Asset Fund (formerly, Standish Equity Asset Fund):

In our opinion, the accompanying statement of assets and liabilities and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Select Value Asset Fund (formerly, Standish Equity Asset Fund) (the "Fund"), at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 97.0%

BASIC INDUSTRY -- 4.0%
Alcoa, Inc.                                               43,100  $  1,090,969
Dow Chemical                                              52,700     1,314,206
LaFarge Corp.                                             21,200       461,100
Praxair, Inc.                                             39,700     1,483,787
Westvaco Corp.                                            56,200     1,499,837
                                                                  ------------
                                                                     5,849,899
                                                                  ------------
CAPITAL GOODS -- 9.9%
Boeing Co.                                                39,900     2,513,700
Danaher Corp.                                             15,100       751,225
General Dynamics                                          27,300     1,714,781
Ingersoll Rand Co.                                        40,500     1,371,937
Parker-Hannifin Corp.                                     16,300       550,125
Tyco International Ltd.                                   68,000     3,527,500
United Technologies Corp.                                 59,700     4,134,225
                                                                  ------------
                                                                    14,563,493
                                                                  ------------
CONSUMER STABLE -- 10.6%
Adolph Coors Co.                                          20,600     1,301,662
CVS Corp.                                                 33,100     1,532,944
Flowers Industries, Inc.                                 102,700     2,002,650
Heinz H J Co.                                             29,000     1,074,812
Kimberly-Clark Corp.                                      20,300     1,132,994
McCormick & Co., Inc.                                     35,500     1,056,125
Procter & Gamble Co.                                      27,100     1,815,700
Quaker Oats Co.                                           44,200     3,497,325
Safeway, Inc.*                                            29,800     1,391,287
Supervalu, Inc.                                           45,500       685,344
                                                                  ------------
                                                                    15,490,843
                                                                  ------------
EARLY CYCLICAL -- 2.4%
Black & Decker Corp.                                      46,500     1,589,719
Kaufman And Broad Home                                    71,000     1,912,562
                                                                  ------------
                                                                     3,502,281
                                                                  ------------
ENERGY -- 10.7%
BP Amoco PLC ADR                                          24,590     1,303,270
Chevron Corp.                                             39,100     3,333,275
Coastal Corp.                                             44,200     3,276,325
El Paso Energy Corp.                                      28,000     1,725,500
Exxon Mobil Corp.                                         67,402     6,007,203
                                                                  ------------
                                                                    15,645,573
                                                                  ------------
FINANCIAL -- 24.1%
AMBAC Inc.                                                32,100     2,351,325
American General Corp.                                    38,600     3,010,800
Chase Manhattan Corp.                                     31,350     1,447,978

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------
FINANCIAL (CONTINUED)
Citigroup, Inc.                                           73,366  $  3,966,349
Cullen/Frost Bankers, Inc.                                28,300       919,750
Federal Home Loan Mortgage Corp.                          31,600     1,708,375
First Union Corp.                                         46,600     1,499,937
Firstar Corp.                                             48,800     1,091,900
Fleet Financial Group, Inc.                               74,400     2,901,600
Golden West Financial Corp.                               59,200     3,174,600
Lehman Brothers Holding, Inc.                              4,800       709,200
MBNA Corp.                                                29,100     1,120,350
Morgan Stanley Dean Witter                                22,900     2,093,919
PNC Bank Corp.                                            51,600     3,354,000
The PMI Group, Inc.                                       34,800     2,357,700
Washington Mutual, Inc.                                   87,500     3,483,594
                                                                  ------------
                                                                    35,191,377
                                                                  ------------
GROWTH CYCLICAL -- 6.2%
Brinker International, Inc.*                              63,900     1,924,988
Jones Apparel Group, Inc.*                                37,600       996,400
Saks, Inc.*                                               65,000       641,875
Sears, Roebuck and Co.                                    62,100     2,013,282
Station Casinos, Inc.*                                    79,550     1,133,588
TJX Cos, Inc.                                            102,800     2,313,000
                                                                  ------------
                                                                     9,023,133
                                                                  ------------
HEALTH CARE -- 7.1%
Abbott Laboratories                                       32,800     1,560,050
Baxter International, Inc.                                16,400     1,308,925
Biomet, Inc.                                              40,700     1,424,500
Bristol-Myers Squibb, Inc.                                25,000     1,428,125
Cardinal Health, Inc.                                     17,500     1,543,281
Merck & Co., Inc.                                         21,100     1,570,631
Sybron International Corp.*                               65,300     1,567,200
                                                                  ------------
                                                                    10,402,712
                                                                  ------------
REAL ESTATE -- 1.2%
General Growth Properties, REIT                            9,600       309,000
Liberty Property Trust, REIT                              23,300       640,750
Prentiss Properties Trust, REIT                           29,800       778,525
                                                                  ------------
                                                                     1,728,275
                                                                  ------------
SERVICES -- 11.2%
AT&T Corp.                                                35,100     1,031,063
Bellsouth Corp.                                           61,776     2,486,484
General Motors Corp., Class H*                            65,600     2,439,008
Knight Ridder, Inc.                                       45,400     2,306,888
McGraw-Hill Companies, Inc.                               18,200     1,156,838
New York Times Co. Class A                                33,100     1,301,244

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------
SERVICES (CONTINUED)
Omnicom Group                                             27,300  $  1,991,194
Verizon Communications                                    76,300     3,695,781
                                                                  ------------
                                                                    16,408,500
                                                                  ------------
TECHNOLOGY -- 3.1%
Apple Computer, Inc.*                                     26,100       672,075
Intel Corp.                                               20,700       861,638
International Business Machine                            10,600     1,192,500
Motorola, Inc.                                            36,700     1,036,775
Tellabs, Inc.*                                            15,200       725,800
                                                                  ------------
                                                                     4,488,788
                                                                  ------------
UTILITIES -- 6.5%
AES Corp.*                                                20,300     1,390,550
Dominion Resources, Inc.                                  19,100     1,108,994
Duke Energy Corp.                                         30,000     2,572,500
Dynegy, Inc.                                              46,200     2,633,400
NRG Energy, Inc.*                                         27,600     1,007,400
Southern Energy, Inc.*                                    25,300       793,788
                                                                  ------------
                                                                     9,506,632
                                                                  ------------
TOTAL EQUITIES (COST $127,682,273)                                 141,801,506
                                                                  ------------

                                                         PAR
                                  RATE     MATURITY     VALUE
                                 ------   ----------   --------
SHORT-TERM INVESTMENTS -- 2.9%

U.S. GOVERNMENT AGENCY -- 0.4%
FNMA Discount Note#+             7.116%   12/14/2000   $500,000        492,700
                                                                  ------------
REPURCHASE AGREEMENTS -- 2.5%
Tri-party repurchase agreement dated 09/29/00 with
Bank of New York and Investors Bank and Trust
Company, due 10/02/00, with a maturity value of
$3,689,155 and an effective yield of 5.60%,
collateralized by a U.S. Government Obligation with a
rate of 6.50%, a maturity date of 07/01/29 and an
aggregate market value of $3,761,997.                                3,687,434
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,180,809)                       4,180,134
                                                                  ------------

TOTAL INVESTMENTS -- 99.9% (COST $131,863,082)                    $145,981,640

OTHER ASSETS, LESS LIABILITIES -- 0.1%                                 122,941
                                                                  ------------

NET ASSETS -- 100.0%                                              $146,104,581
                                                                  ============
NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust
*    Non-income producing security.
#    Rate noted is yield to maturity.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $131,863,082)                                                 $145,981,640
  Cash                                                                   3,616
  Receivable for investments sold                                      739,718
  Interest and dividends receivable                                    196,008
  Deferred organization costs (Note 1E)                                  8,789
  Prepaid expenses                                                       4,983
                                                                  ------------
    Total assets                                                   146,934,754

LIABILITIES
  Payable for investments purchased                     $681,269
  Payable for variation margin on open financial
    futures contracts (Note 5)                            40,350
  Accrued accounting and custody fees                     20,700
  Accrued trustees' fees and expenses (Note 2)             6,084
  Accrued expenses and other liabilities                  81,770
                                                         -------
    Total liabilities                                                  830,173
                                                                  ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                      $146,104,581
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income                                                    $ 1,937,712
  Interest income                                                        495,964
                                                                     -----------
    Total income                                                       2,433,676

EXPENSES
  Investment advisory fee (Note 2)                       $  828,980
  Accounting and custody fees                               128,065
  Legal and audit services                                   36,139
  Trustees' fees and expenses (Note 2)                       19,100
  Amortization of organizational expenses (Note 1E)          14,936
  Insurance expense                                           8,572
  Interest expense (Note 6)                                   1,344
  Miscellaneous                                              15,266
                                                         ----------
    Total expenses                                                     1,052,402
                                                                     -----------
      Net investment income                                            1,381,274
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                     21,538,557
    Financial futures contracts                             771,248
                                                         ----------
      Net realized gain                                               22,309,805
  Change in unrealized appreciation (depreciation)
    Investment securities                                 1,191,503
    Financial futures contracts                                 129
                                                         ----------
      Net change in unrealized appreciation
        (depreciation)                                                 1,191,632
                                                                     -----------
    Net realized and unrealized gain                                  23,501,437
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $24,882,711
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $  1,381,274       $   2,191,260
  Net realized gain                                           22,309,805          14,598,308
  Change in net unrealized appreciation (depreciation)         1,191,632          25,069,765
                                                            ------------       -------------
  Net increase in net assets from investment operations       24,882,711          41,859,333
                                                            ------------       -------------
CAPITAL TRANSACTIONS
  Contributions                                               21,023,212         130,904,313
  Withdrawals                                                (90,658,528)       (189,518,283)
                                                            ------------       -------------
  Net decrease in net assets from capital transactions       (69,635,316)        (58,613,970)
                                                            ------------       -------------

TOTAL DECREASE IN NET ASSETS                                 (44,752,605)        (16,754,637)

NET ASSETS
  At beginning of year                                       190,857,186         207,611,823
                                                            ------------       -------------
  At end of year                                            $146,104,581       $ 190,857,186
                                                            ============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                         NINE MONTHS          FOR THE PERIOD
                                            YEAR ENDED SEPTEMBER 30,        ENDED              MAY 3, 1996
                                          ----------------------------  SEPTEMBER 30,  (COMMENCEMENT OF OPERATIONS)
                                            2000      1999      1998        1997           TO DECEMBER 31, 1996
                                          --------  --------  --------  -------------  ----------------------------
RATIOS:
  Expenses (to average daily net assets)      0.64%     0.60%     0.65%       0.66%+                 0.69%+
  Net Investment Income (to average
    daily net assets)                         0.83%     0.81%     0.75%       0.99%+                 1.58%+
  Portfolio Turnover                            92%       90%      144%         75%++                  78%++
  Net Assets, End of Year
    (000's omitted)                       $146,105  $190,857  $207,612    $170,142               $106,278

----------
+    Computed on an annualized basis.
++   Not annualized.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Portfolio (formerly, Standish Equity Portfolio) (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At September 30, 2000, the Standish Select Value Fund (formerly, Standish Equity Fund) and the Standish Select Value Asset Fund (formerly, Standish Equity Asset Fund) held approximately 64% and 36% interests in the Standish Select Value Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTION AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis, through April 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations, were $143,371,954 and $200,457,601, respectively. For the year ended September 30, 2000, the Fund did not purchase or sell any U.S. Government securities.

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                            $132,232,451
                                                                ============
      Gross unrealized appreciation                               19,427,898
      Gross unrealized depreciation                               (5,678,709)
                                                                ------------
      Net unrealized appreciation                               $ 13,749,189
                                                                ============
(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Portfolio entered into no such transactions during the year ended September 30, 2000.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      The Portfolio had the following open financial futures contracts at September 30, 2000:

                                                 EXPIRATION     UNDERLYING FACE
         CONTRACT                     POSITION      DATE        AMOUNT AT VALUE    UNREALIZED LOSS
         -----------------------------------------------------------------------------------------
         S&P 500 (18 contracts)         Long     12/15/2000       $4,086,150          $(32,280)

      At September 30, 2000, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open financial futures contracts.

(6)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

      For the year ended September 30, 2000, the expense related to this commitment fee was $3,306 for the Portfolio.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      During the year ended September 30, 2000, the Portfolio had the following borrowings:

      Interest Expense                                             $   1,344
      Average Balance Outstanding                                  $6,910,100
      Average Interest Rate                                             7.00%

      At September 30, 2000, there was no outstanding balance on the line of credit.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Select Value Portfolio (formerly, Standish Equity Portfolio):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Select Value Portfolio (formerly, Standish Equity Portfolio) (the "Portfolio"), at September 30, 2000, and the results of its operations, the changes in its net assets and the supplemental data for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricwaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                      [This page intentionally left blank]

                            [LOGO] STANDISH FUNDS(R)
                            One Financial Center
                            Boston, MA 02111-2662
                            www.standishonline.com
                                  800.221.4795
                                                                          00-363

                                                        [LOGO] STANDISH FUNDS(R)

                           Standish Small
Financial Report           Capitalization Equity Fund

------------------------------------------------------------

Year Ended
September 30, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                               SEPTEMBER 30, 2000

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 27, 2000

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the fiscal year ended September 30, 2000.

A superficial glance at the net returns from major financial assets this past year would suggest that markets have been fairly tranquil. On balance, U.S. equities as represented by the Standard & Poor's 500 index had a small negative return, and international equities dropped more sharply, largely because of currency depreciation relative to the dollar. Most categories of U.S. bonds (such as those included in the Lehman Aggregate) registered positive returns in the mid single digits. However, net returns during the last twelve months do not reveal the extensive gyrations that have occurred during the period. In the equity markets, strong price advances during late 1999 and early 2000 (especially among technology stocks) gave way to pervasive weakness starting in early March. The technology sector has suffered the most. In the bond markets, Treasury yields have been fairly stable, but medium- and low-grade corporate bond markets have retreated and become illiquid.

As backdrop, economic growth has remained positive, corporate profits have, until recently, been quite strong, core inflation has been subdued, and the dollar has gained at the expense of the euro and yen. What could account for equity market turbulence? We attribute the volatility partly to evidence of decelerating economic growth induced by a tighter Federal Reserve policy, the diminished benefit to consumers of the "wealth effect" and the erosion of real purchasing power due to rising energy prices. This slowing of economic growth has also raised concerns about corporate profit margins. Lastly and most importantly, the equity markets had become quite frothy and momentum driven with relatively little attention being paid to earnings and investment fundamentals.

We believe the deceleration in economic growth is quite healthy--the U.S. economy was running too hot. However, it would be unhealthy for the weakness to develop into a recession. The primary risks of a "hard landing" would appear to be a further material unwinding of the wealth effect and/or additional gridlock in the capital markets and constrictions on the availability of risk credit.

The last twelve months prove once again that markets often overdiscount events, that trend-following investors can get whipsawed, and that, in the long run, fundamentals and valuation do matter. We at Standish are dedicated to disciplined investment philosophies and are proud of our consistent focus on fundamental investment research and valuation.

We appreciate the opportunity to serve you and hope you will find the attached helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

The Standish Small Cap Equity Fund return for the fiscal year was 67.64% versus 29.66% for the benchmark Russell 2000 Growth Index. This mark's the second consecutive year of exceptionally strong returns on both an absolute and relative basis.

The net returns for the year have obviously been quite rewarding, but the path to that end result has not been smooth. Our superior relative performance has generally come from above market returns in the up markets and essentially in-line performance when the market is in a downdraft. The fiscal year began with a tremendous surge of investor enthusiasm for small cap growth companies--especially in the technology, biotechnology and business service areas on which the Fund has historically focused. Our focus on these fastest growing segments and excellent stock selection within those segments has allowed the fund to again outperform the benchmark. The wave of enthusiasm crested in early March of 2000, and the market for small cap growth companies has been very turbulent since that crest. March, April and May were very difficult months for the market, and the Fund was not immune from the difficulty. However, the Fund bounced back along with the market in June. Since June performance has fluctuated greatly from month to month.

Throughout these turbulent times, we have maintained our focus on investing in the highest growth areas of the economy--technology, health care and services. We have continued to invest in companies with excellent business positions, solid management teams, strong balance sheets, and the potential to grow 20% or more on an annualized basis. The environment for these companies is extremely competitive and the landscape changes dramatically in a short period of time. Therefore, we are continually on the alert to re-position the Fund in the best areas for growth. This strategy has proven to be very successful over the long term, but can be highly volatile. The Fund experienced both the success and the volatility of this strategy during the fiscal year.

Looking ahead, we expect positive returns for the Fund, albeit with continued substantial volatility. Not surprisingly, we do not anticipate the same type of extraordinary absolute returns that we witnessed in the last two fiscal years. The small cap growth market has produced outstanding performance over the past few years, and it is probable, if not inevitable, that the market will cool off at some point in the future. We will continue to invest in the high growth sectors of the economy, and in companies within those sectors that we believe will provide the best performance for the Fund.

Sincerely,


/s/ Steven L. Gold
Steven L. Gold

Note: The Fund experienced a change in portfolio managers in August, as Steven
L. Gold assumed responsibility for the portfolio. Steve is a veteran research analyst with experience in a broad range of industries. He is an associate director of Standish having joined the firm in 1994 after spending 14 years with Aetna. Steve received his MBA from Temple University and is a Chartered Financial Analyst.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
   STANDISH SMALL CAPITALIZATION EQUITY FUND AND THE RUSSELL 2000 GROWTH INDEX

    [The following information was represented by a line chart in the printed materials.]

                Standish                Russell
               Small Cap                 2000
                 Equity                 Growth
                  Fund                  Index
               ---------               -------
                100,000                100,000
                 98,409                101,952
                105,495                111,444
                112,134                117,413
                113,989                120,248
                112,441                116,285
                124,003                124,865
                121,136                122,542
                120,638                118,086
                125,625                121,430
                126,996                119,411
                122,050                114,760
1 Year          127,612                120,372
                132,082                125,509
                131,737                125,814
                136,898                129,307
                144,273                135,753
                149,614                142,255
                147,838                137,675
                158,540                144,127
                162,174                148,271
                163,655                149,975
                153,593                141,768
                154,890                143,025
2 Year          158,351                144,647
                144,914                129,717
                148,167                134,634
                151,795                140,805
                149,246                136,627
                159,297                148,807
                157,529                149,690
                153,642                142,892
                131,200                122,204
                120,245                110,628
                113,545                104,425
                126,995                114,025
3 Year          137,914                119,464
                149,619                130,683
                169,279                145,697
                177,082                155,961
                178,383                154,105
                190,689                161,547
                182,160                150,552
                196,322                157,375
                201,877                164,322
                205,080                166,800
                221,394                173,902
                204,779                164,830
4 Year          227,096                180,614
                243,395                194,801
                242,827                196,879
                234,252                185,557
                220,907                174,783
                218,010                174,392
                205,801                163,271
                212,956                168,396
                211,593                161,913
                220,679                166,433
                229,482                173,277
                246,404                189,449
5 Year          249,187                194,647
                251,877                197,061
                241,179                186,359
                250,751                191,159
                244,182                185,094
                256,632                196,190
                259,385                196,657
                264,327                198,620
                281,720                208,132
                296,860                215,006
                301,552                221,224
                299,613                212,276
6 Year          319,513                220,652
                332,758                226,526
                331,322                225,529
                308,355                211,675
                314,554                211,999
                310,574                207,248
                294,869                198,392
                294,802                201,219
                312,183                215,985
                312,250                216,890
                314,263                219,200
                296,748                210,331
7 Year          307,845                215,286
                307,772                210,901
                316,609                220,647
                326,396                227,092
                325,958                230,507
                323,182                233,527
                334,673                249,619
                367,980                269,074
                380,835                272,395
                388,796                278,003
                370,901                264,328
                386,459                275,996
8 Year          399,683                282,112
                397,366                279,776
                408,580                292,534
                426,075                298,317
                474,970                321,219
                507,866                337,691
                469,815                315,748
                406,480                277,201
                441,495                297,723
                455,809                313,055
                432,030                299,550
                439,186                307,881
9 Year          469,083                313,884
                486,355                321,725
                447,383                302,296
                411,245                280,963
                402,034                277,704
                465,541                319,443
                497,071                330,272
                524,420                347,182
                540,216                357,597
                600,060                386,134
                557,907                362,942
                556,012                354,290
10 Year         540,175                354,488
                533,999                349,759
                588,844                380,640
                612,289                396,607
                623,383                399,039
                576,598                370,049
                569,376                373,830
                534,523                342,616
                409,553                263,540
                436,871                290,263
                459,583                305,415
                505,740                329,115
11 Year         549,431                358,900
                586,876                375,050
                536,140                340,733
                586,761                352,863
                618,774                384,021
                600,167                384,628
                642,929                404,898
                631,949                392,386
                612,533                377,711
                629,176                385,001
                665,928                394,857
                771,214                436,593
12 Year         984,055                513,565
              1,004,098                508,788
              1,366,941                627,183
              1,211,123                561,267
              1,086,057                504,579
                926,807                460,378
              1,099,923                519,858
              1,020,023                475,306
              1,129,164                525,309
              1,054,756                499,201

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/00)

                                                             Since
                                                           Inception
             1 Year     3 Year     5 Year     10 Year     01/01/1988*
             ------     ------     ------     -------     ----------

             67.64%     20.68%     22.09%      24.25%       20.29%

--------------------------------------------------------------------------------

          * Combined limited partnership and mutual fund performance.

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $117,987,348)                                                   $146,195,704
  Cash                                                                 9,371,368
  Receivable for investments sold                                        214,984
  Receivable for Fund shares sold                                         31,589
  Receivable from investment adviser (Note 2)                                 18
  Interest and dividends receivable                                        5,786
  Prepaid expenses                                                         6,166
                                                                    ------------
    Total assets                                                     155,825,615

LIABILITIES
  Payable for investments purchased                    $2,073,711
  Payable for Fund shares redeemed                      2,344,212
  Payable for variation margin on open financial
    futures contracts (Note 6)                            271,000
  Accrued accounting, custody and transfer agent fees      39,013
  Accrued trustees' fees and expenses (Note 2)              4,589
  Accrued expenses and other liabilities                   30,147
                                                       ----------
    Total liabilities                                                  4,762,672
                                                                    ------------
NET ASSETS                                                          $151,062,943
                                                                    ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $ 59,638,127
  Accumulated net realized gain                                       63,920,460
  Net unrealized appreciation                                         27,504,356
                                                                    ------------
TOTAL NET ASSETS                                                    $151,062,943
                                                                    ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                              1,966,309
                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $      76.83
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                   $   311,108
  Dividend income                                                         8,239
                                                                    -----------
    Total investment income                                             319,347

EXPENSES
  Investment advisory fee (Note 2)                     $1,117,757
  Accounting, custody, and transfer agent fees            185,785
  Legal and audit services                                 51,975
  Amortization of organizational expenses                  23,724
  Trustees' fees and expenses (Note 2)                     18,699
  Registration fees                                         9,652
  Insurance expense                                         9,701
  Miscellaneous                                            17,677
                                                       ----------
    Total expenses                                      1,434,970

Deduct:
  Waiver of investment advisory fee (Note 2)              (57,844)
                                                       ----------
    Total expense deductions                              (57,844)
                                                       ----------
      Net expenses                                                    1,377,126
                                                                    -----------
        Net investment loss                                          (1,057,779)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                   89,033,639
    Financial futures contracts                         1,432,447
                                                       ----------
      Net realized gain                                              90,466,086
  Change in unrealized appreciation (depreciation)
    Investment securities                              11,279,161
    Financial futures contracts                          (704,000)
                                                       ----------
      Net change in unrealized appreciation
        (depreciation)                                               10,575,161
                                                                    -----------
    Net realized and unrealized gain                                101,041,247
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $99,983,468
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                      $  (1,057,779)       $   (940,595)
  Net realized gain                                           90,466,086          28,751,722
  Net change in unrealized appreciation (depreciation)        10,575,161          32,959,364
                                                           -------------        ------------
  Net increase in net assets from investment operations       99,983,468          60,770,491
                                                           -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net realized gains on investments                     (28,497,713)        (15,623,361)
                                                           -------------        ------------
  Total distributions to shareholders                        (28,497,713)        (15,623,361)
                                                           -------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            13,599,648          22,657,287
  Value of shares issued to shareholders in payment of
    distributions declared                                    26,646,611          14,776,461
  Cost of shares redeemed                                   (108,000,965)        (82,249,148)
                                                           -------------        ------------
  Net decrease in net assets from Fund share
    transactions                                             (67,754,706)        (44,815,400)
                                                           -------------        ------------

TOTAL INCREASE IN NET ASSETS                                   3,731,049             331,730

NET ASSETS
  At beginning of year                                       147,331,894         147,000,164
                                                           -------------        ------------
  At end of year                                           $ 151,062,943        $147,331,894
                                                           =============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    NINE MONTHS               YEAR ENDED
                                                 YEAR ENDED SEPTEMBER 30,              ENDED                  DECEMBER 31,
                                          -------------------------------------     SEPTEMBER 30,      ------------------------
                                            2000          1999           1998           1997             1996            1995
                                          --------      --------       --------     -------------      --------        --------
NET ASSET VALUE, BEGINNING OF YEAR        $  54.46      $  41.74       $  66.50       $  52.96         $  53.46        $  42.15
                                          --------      --------       --------       --------         --------        --------
FROM INVESTMENT OPERATIONS:
  Net investment loss*                       (0.43)(1)     (0.28)(1)      (0.31)(1)      (0.23)(1)           --              --
  Net realized and unrealized gain
    (loss) on investments                    33.90         17.77         (16.57)         14.80             9.29           12.57
                                          --------      --------       --------       --------         --------        --------
Total from investment operations             33.47         17.49         (16.88)         14.57             9.29           12.57
                                          --------      --------       --------       --------         --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments     (11.10)        (4.77)         (7.88)         (1.03)           (9.79)          (1.26)
                                          --------      --------       --------       --------         --------        --------
Total distributions to shareholders         (11.10)        (4.77)         (7.88)         (1.03)           (9.79)          (1.26)
                                          --------      --------       --------       --------         --------        --------
NET ASSET VALUE, END OF YEAR              $  76.83      $  54.46       $  41.74       $  66.50         $  52.96        $  53.46
                                          ========      ========       ========       ========         ========        ========

TOTAL RETURN+++                              67.64%        44.02%        (27.20)%        27.92%++         17.36%          29.83%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                               0.74%         0.74%          0.74%          0.74%+           0.75%           0.75%
  Net Investment Loss (to average daily
    net assets)*                             (0.57)%       (0.56)%        (0.57)%        (0.57)%+         (0.44)%         (0.30)%
  Portfolio Turnover                           153%          173%(3)        107%(3)         70%++(3)         28%(4)         103%(4)
  Net Assets, End of Year (000's
    omitted)                              $151,063      $147,332       $147,000       $274,368         $244,131        $180,470

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary reduction had not been taken, the investment loss per share and the ratios would have been:

Net investment loss per share             $  (0.45)(1)  $  (0.30)(1)   $  (0.34)(1)   $  (0.23)(1)     $  (0.01)            N/A

Ratios (to average daily net assets):
  Expenses(2)                                 0.77%         0.80%          0.78%          0.74%+           0.76%            N/A
  Net investment loss                        (0.60)%       (0.62)%        (0.61)%        (0.57)%+         (0.45)%           N/A

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absense of expense waivers.
(1)  Calculated using average shares outstanding.
(2) Includes the Fund's share of the Standish Small Capitalization Equity Portfolio's allocated expenses for periods from May 3, 1996 to January 27, 2000.
(3) Represents activity of the Standish Small Capitalization Equity Portfolio while the Fund was invested in the Standish Small Capitalization Equity Portfolio.
(4) Represents portfolio turnover when the fund was investing directly in securities.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 90.8%

CAPITAL GOODS -- 6.7%
Dycom Industries, Inc.*                                     51,100  $  2,127,037
EGL, Inc.*                                                 129,900     3,929,475
Forward Air Corp.*                                          28,850     1,015,159
Hanover Compressor Co.*                                     67,100     2,210,106
SatCon Technology Corp.*                                    22,000       786,500
                                                                    ------------
                                                                      10,068,277
                                                                    ------------
EARLY CYCLICAL -- 4.4%
Atlantic Coast Airlines, Inc.*                              78,600     2,529,937
Ryanair Holdings PLC ADR*                                   47,200     1,817,200
Skywest, Inc.                                               45,000     2,306,250
                                                                    ------------
                                                                       6,653,387
                                                                    ------------
ENERGY -- 5.7%
Cal Dive International, Inc.*                               44,500     2,544,844
Core Laboratories, Inc.*                                    72,700     1,785,694
Global Industries Ltd.*                                     97,800     1,222,500
National-Oilwell, Inc.*                                     41,400     1,293,750
Stone Energy Corp.*                                         30,800     1,694,000
                                                                    ------------
                                                                       8,540,788
                                                                    ------------
FINANCIAL -- 1.7%
Boston Private Financial Holdings, Inc.                     22,400       369,600
Costar Group, Inc.*                                         60,900     2,253,300
                                                                    ------------
                                                                       2,622,900
                                                                    ------------
GROWTH CYCLICAL -- 2.2%
Cost Plus, Inc.*                                            45,600     1,373,700
Tweeter Home Entertainment Group, Inc.*                     51,800     1,880,987
                                                                    ------------
                                                                       3,254,687
                                                                    ------------
HEALTH CARE -- 13.9%
Alexion Pharmaceuticals, Inc.*                              30,300     3,454,200
Alkermes, Inc.*                                             55,100     2,128,237
Angiotech Pharmaceuticals, Inc.*                            47,600     1,880,200
Arena Pharmaceuticals, Inc.*                                33,300     1,431,900
COR Therapeutics, Inc.*                                     28,100     1,750,981
Cubist Pharmaceuticals, Inc.*                               19,100       994,394
Cyberonics, Inc.*                                           23,500       503,781
Enzon, Inc.*                                                24,500     1,617,000
ImClone Systems, Inc.*                                      16,700     1,954,944
Inhale Therapeutic Systems, Inc.*                           45,300     2,553,787
Large Scale Biology Corp.*                                   4,300       140,825
Tripath Technology, Inc.*                                  102,400     2,604,800
                                                                    ------------
                                                                      21,015,049
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
OTHER -- 0.1%
Technology Select Sector SPDR Fund                           5,000  $    231,875
                                                                    ------------
SERVICES -- 12.9%
Caminus Corp.*                                              45,600     1,812,600
Corporate Executive Board Co.*                             102,600     4,129,650
Data Return Corp.*                                          47,100       953,775
Jupiter Media Metrix, Inc.*                                 71,800     1,144,312
Pinnacle Holdings, Inc.*                                    18,300       487,237
Quanta Services, Inc.*                                      45,200     1,243,000
Radio One, Inc., Class D *                                  77,100       544,519
SBA Communications Corp.*                                   43,700     1,832,669
SBS Broadcasting SA*                                        71,900     2,862,519
SmartForce PLC ADR*                                         55,300     2,619,837
Westwood One, Inc.*                                         89,500     1,918,656
                                                                    ------------
                                                                      19,548,774
                                                                    ------------
TECHNOLOGY -- 43.2%
ATMI, Inc.*                                                 96,300     2,251,013
Airspan Networks, Inc.*                                     44,300       509,450
Alteon Websystems, Inc.*                                    17,100     1,853,479
Aspen Technologies, Inc.*                                   35,100     1,583,887
AvantGo, Inc.*                                              10,900       218,000
Avocent Corp.*                                              59,550     3,282,694
Computer Network Technology Corp.*                          21,800       749,375
Credence Systems Corp.*                                     17,900       537,000
Daleen Technologies, Inc.*                                  27,100       401,419
Dupont Photomasks, Inc.*                                    34,600     2,032,750
Elantec Semiconductor, Inc.*                                20,200     2,012,425
Elastic Networks, Inc.*                                     16,800       234,150
Emulex Corp.*                                               32,800     4,018,000
Exar Corp.*                                                 34,150     4,132,149
Gasonics International Corp.*                               78,000       955,500
International Rectifier Corp.*                              57,800     2,922,513
Kopin Corp.*                                                45,000       810,000
Level 8 Systems, Inc.*                                      74,600     1,370,775
Lexent, Inc.*                                               21,100       627,725
MatrixOne, Inc.*                                            36,600     1,464,000
Micrel, Inc.*                                               56,000     3,752,000
NetScout Systems, Inc.*                                    108,000     2,565,000
O2Micro International Ltd.*                                 31,500       541,898
Pericom Semiconductor Corp.*                                99,600     3,685,200
Photronics, Inc.*                                           35,100       765,619
Pixelworks, Inc.*                                           66,000     3,147,375
Qlogic Corp.*                                               47,600     4,188,800
Quicklogic Corp.*                                          118,600     1,956,900
Semtech Corp.*                                              82,400     3,553,500
SignalSoft Corp.*                                           22,800       926,250
Silicon Image, Inc.*                                        65,900     1,635,144
Spectra-Physics Lasers, Inc.*                               20,700     1,108,744
Stanford Microdevices, Inc.*                                18,300       979,050

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
SynQuest, Inc.*                                             22,100  $    290,063
Vastera, Inc.*                                              28,900       635,800
Veeco Instruments, Inc.*                                    19,400     2,061,553
Watchguard Technologies, Inc.*                              25,100     1,506,000
                                                                    ------------
                                                                      65,265,200
                                                                    ------------
UTILITIES -- 0.0%
H Power Corp.*                                                 200         6,688
                                                                    ------------
TOTAL EQUITIES (COST $108,997,515)                                   137,207,625
                                                                    ------------

                                                           PAR
                                   RATE     MATURITY      VALUE
                                  ------   ----------   ---------
SHORT-TERM INVESTMENTS -- 6.0%

U.S. GOVERNMENT AGENCY -- 0.9%
FNMA Discount Note#+              7.116%   12/14/2000   $1,300,000     1,281,020
                                                                    ------------
REPURCHASE AGREEMENTS -- 5.1%
Tri-party repurchase agreement dated 09/29/00 with
Bank of New York and Investors Bank and Trust
Company, due 10/02/00, with a maturity value of
$7,710,655 and an effective yield of 5.60%,
collateralized by a U.S. Government Obligation with
a rate of 6.50%, a maturity date of 06/01/29 and an
aggregate market value of $7,861,260.                                  7,707,059
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,989,833)                         8,988,079
                                                                    ------------

TOTAL INVESTMENTS -- 96.8% (COST $117,987,348)                      $146,195,704

OTHER ASSETS, LESS LIABILITIES -- 3.2%                                 4,867,239
                                                                    ------------

NET ASSETS -- 100.0%                                                $151,062,943
                                                                    ============
NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association
SPDR - Standard and Poor's Depositary Receipt
*    Non-income producing security.
#    Rate noted is yield to maturity.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      For the period from May 3, 1996 through January 27, 2000, the Fund had invested substantially all of its investable assets in the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a subtrust of the Standish, Ayer & Wood Master Portfolio. The Portfolio had investment objectives, policies and limitations substantially identical to those of the Fund. For the period from October 1, 1999 through January 27, 2000, the Fund owned approximately 100% of the Portfolio. Effective January 28, 2000, the Fund began investing directly in the securities in which the Portfolio had invested. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all the activities of both the Fund and the Portfolio.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses, losses deferred due to wash sales and the tax practice known as equalization.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital, undistributed net investment income and accumulated net realized gain. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.60% of the Fund's average daily net assets. SA&W voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.74% of the Fund's average daily net assets for the year ended September 30, 2000. Pursuant to this agreement, for the year ended September 30, 2000, SA&W voluntarily did not impose $57,844 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 2000, were $267,276,017 and $378,133,430, respectively. For the year ended September 30, 2000, the Fund did not purchase or sell any U.S. Government securities.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2000    SEPTEMBER 30, 1999
                                                                ------------------    ------------------
         Shares sold                                                  176,261                469,529
         Shares issued to shareholders in payment of
           distributions declared                                     451,179                322,771
         Shares redeemed                                           (1,366,458)            (1,608,974)
                                                                  -----------            -----------
         Net decrease                                                (739,018)              (816,674)
                                                                  ===========            ===========

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2000, three shareholders held of record approximately 21%, 12%, and 11% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2000 as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                            $118,790,955
                                                                ============
      Gross unrealized appreciation                               38,563,023
      Gross unrealized depreciation                              (11,158,274)
                                                                ------------
      Net unrealized appreciation                               $ 27,404,749
                                                                ============

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contracts exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Fund entered into no such transactions for the year ended September 30, 2000.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      The Fund held the following open financial futures contracts at September 30, 2000:

                                                                        UNDERLYING FACE
        CONTRACT                         POSITION   EXPIRATION DATE     AMOUNT AT VALUE     UNREALIZED LOSS
        ---------------------------------------------------------------------------------------------------
        S&P Mid Cap 400 (1 contract)       Long       12/15/2000          $11,723,950         $(271,330)
        Nasdaq 100 (2 contracts)           Long       12/16/2000            4,345,200          (432,670)
                                                                                              ---------
                                                                                              $(704,000)
                                                                                              =========

      At September 30, 2000, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open financial futures contracts.

(7)   LINE OF CREDIT:

      The Fund, and other funds in the Trust and subtrusts in the Standish Ayer & Wood Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate 1/2 plus of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2000, the expense related to the commitment fee was $3,416 for the Fund.

      During the year ended September 30, 2000, the Fund had no borrowings under the credit facility.

--------------------------------------------------------------------------------

     TAX INFORMATION -- UNAUDITED

     Pursuant to section 852 of the Internal Revenue Code, the Fund designated $8,920,133 as capital gain dividends for the year ended September 30, 2000.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Small Capitalization Equity Fund (the "Fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

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
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
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

                            [LOGO] STANDISH FUNDS(R)
                            One Financial Center
                            Boston, MA 02111-2662
                            www.standishonline.com
                                  800.221.4795
                                                                          00-360

                                                        [LOGO] STANDISH FUNDS(R)

Financial Report                Standish Small Cap Growth

-----------------------------------------------------------------

Year Ended
September 30, 2000              (Institutional and Service Classes)

                     STANDISH, AYER & WOOD INVESTMENT TRUST
        STANDISH SMALL CAP GROWTH FUND--INSTITUTIONAL AND SERVICE CLASSES

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                               SEPTEMBER 30, 2000

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 27, 2000

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the fiscal year ended September 30, 2000.

A superficial glance at the net returns from major financial assets this past year would suggest that markets have been fairly tranquil. On balance, U.S. equities as represented by the Standard & Poor's 500 index had a small negative return, and international equities dropped more sharply, largely because of currency depreciation relative to the dollar. Most categories of U.S. bonds (such as those included in the Lehman Aggregate) registered positive returns in the mid single digits. However, net returns during the last twelve months do not reveal the extensive gyrations that have occurred during the period. In the equity markets, strong price advances during late 1999 and early 2000 (especially among technology stocks) gave way to pervasive weakness starting in early March. The technology sector has suffered the most. In the bond markets, Treasury yields have been fairly stable, but medium- and low-grade corporate bond markets have retreated and become illiquid.

As backdrop, economic growth has remained positive, corporate profits have, until recently, been quite strong, core inflation has been subdued, and the dollar has gained at the expense of the euro and yen. What could account for equity market turbulence? We attribute the volatility partly to evidence of decelerating economic growth induced by a tighter Federal Reserve policy, the diminished benefit to consumers of the "wealth effect" and the erosion of real purchasing power due to rising energy prices. This slowing of economic growth has also raised concerns about corporate profit margins. Lastly and most importantly, the equity markets had become quite frothy and momentum driven with relatively little attention being paid to earnings and investment fundamentals.

We believe the deceleration in economic growth is quite healthy--the U.S. economy was running too hot. However, it would be unhealthy for the weakness to develop into a recession. The primary risks of a "hard landing" would appear to be a further material unwinding of the wealth effect and/or additional gridlock in the capital markets and constrictions on the availability of risk credit.

The last twelve months prove once again that markets often overdiscount events, that trend-following investors can get whipsawed, and that, in the long run, fundamentals and valuation do matter. We at Standish are dedicated to disciplined investment philosophies and are proud of our consistent focus on fundamental investment research and valuation.

We appreciate the opportunity to serve you and hope you will find the attached helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
        STANDISH SMALL CAP GROWTH FUND--INSTITUTIONAL AND SERVICE CLASSES

                       MANAGEMENT DISCUSSION AND ANALYSIS

The Standish Small Cap Growth Fund-Institutional Class produced a return of 71.60% for the fiscal year ended September 30, 2000. The benchmark Russell 2000 Growth index returned 29.66%. This mark's the second consecutive year of exceptionally strong returns on both an absolute and relative basis. Since its inception on May 5, 2000, the Small Cap Growth Fund-Service Class produced a return of 3.07% against a benchmark return of (2.75)%.

The net returns for the year have obviously been quite rewarding, but the path to that end result has not been smooth. Our superior relative performance has generally come from above market returns in the up markets and essentially in-line performance when the market is in a downdraft. Our focus on these fastest growing segments and excellent stock selection within those segments has allowed the fund to again outperform the benchmark.The fiscal year began with a tremendous surge of investor enthusiasm for small cap growth companies--especially in the technology, biotechnology and business service areas on which the Fund has historically focused. The wave of enthusiasm crested in early March of 2000, and the market for small cap growth companies has been very turbulent since that crest. March, April and May were very difficult months for the market, and the Fund was not immune from the difficulty. However, the Fund bounced back along with the market in June. Since June performance has fluctuated greatly from month to month.

Throughout these turbulent times, we have maintained our focus on investing in the highest growth areas of the economy--technology, health care and services. We have continued to invest in companies with excellent business positions, solid management teams, strong balance sheets, and the potential to grow 20% or more on an annualized basis. The environment for these companies is extremely competitive and the landscape changes dramatically in a short period of time. Therefore, we are continually on the alert to re-position the Fund in the best areas for growth. This strategy has proven to be very successful over the long term, but can be highly volatile. The Fund experienced both the success and the volatility of this strategy during the fiscal year.

Looking ahead, we expect positive returns for the Fund, albeit with continued substantial volatility. Not surprisingly, we do not anticipate the same type of extraordinary returns that we witnessed in the last two fiscal years. The small cap growth market has produced outstanding performance over the past few years, and it is probable, if not inevitable, that the market will cool off at some point in the future. We will continue to invest in the high growth sectors of the economy, and in companies within those sectors that we believe will provide the best performance for the Fund.

Sincerely,


/s/ Edward R. Walter
Edward R. Walter

Note: In August of 2000, Ed Walter assumed portfolio management responsibilities for the Fund. Ed is an associate director of Standish and has been with the Firm since 1989. Ed spent four years early in his career on the small cap team and was instrumental in starting our international small cap product. Ed's additional responsibilities include analyzing technology stocks for our mid and large cap portfolios. He is a Chartered Financial Analyst.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH SMALL CAP GROWTH FUND--INSTITUTIONAL CLASS

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
                    STANDISH SMALL CAPITALIZATION GROWTH FUND
                        AND THE RUSSELL 2000 GROWTH INDEX

    [The following information was represented by a line chart in the printed materials.]

                   Standish
                   Small Cap
                    Growth            Russell
                 Institutional          2000
                    Class              Growth
                     Fund              Index
                   ---------          -------
                    100000            100000
                    101900            102396
                    106850            104954
                     98950             98616
                     93000             91656
                     93900             90593
                    110800            104209
                    118850            107742
                    125600            113258
                    131550            116656
                    145651            125965
                    135297            118400
1 Year              133647            115577
                    133301            115642
                    134163            114099
                    149189            124173
                    154791            129382
                    158399            130175
                    147035            120718
                    147250            121952
                    137771            111769
                    108149             85973
                    119675             94690
                    124253             99633
2 Year              135725            107365
                    152421            117081
                    172295            122350
                    158076            111155
                    178758            115112
                    187052            125276
                    184467            125474
                    203802            132087
                    200840            128005
                    203264            123218
                    206010            125596
                    222761            128811
3 Year              266656            142426
                    347013            167536
                    352821            165978
                    480766            204601
                    405788            183098
                    342019            164605
                    303339            155012
                    376923            168529
                   343,993           154,086
                   381,395           170,295
                   353,518           162,832

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/00)

                                                  Since
                                                Inception
                         1 Year     3 Year     12/23/1996
                         ------     ------     ----------

                         71.60%     34.39%       39.01%

--------------------------------------------------------------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP GROWTH FUND--SERVICE CLASS

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH SMALL CAPITALIZATION GROWTH SERVICE CLASS FUND
                        AND THE RUSSELL 2000 GROWTH INDEX

    [The following information was represented by a line chart in the printed materials.]

                  Standish
                  Small Cap
                   Growth             Russell
                   Service             2000
                    Class             Growth
                    Fund              Index
                 -----------       -----------
5/8/2000           100,000           100,000
May-00              88,450            89,684
Jun-00             109,877           101,271
Jul-00             100,256            92,592
Aug-00             111,130           102,333
Sep-00             103,034            97,247

--------------------------------------------------------------------------------
                                  Total Return
                           (for periods ended 9/30/00)

                                                  Since
                                                Inception
                         1 Month    3 Month    05/08/2000
                         -------    -------    ----------

                         (7.29)%    (6.23)%       3.07%

--------------------------------------------------------------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Small Cap Growth Portfolio
    ("Portfolio"), at value (Note 1A)                               $91,113,476
  Receivable for Fund shares sold                                       161,388
  Prepaid expenses                                                        8,186
                                                                    -----------
    Total assets                                                     91,283,050

LIABILITIES
  Payable for Fund shares redeemed                       $380,782
  Accrued accounting, custody and transfer agent fees       7,519
  Accrued trustees' fees and expenses (Note 2)              1,000
  Accrued expenses and other liabilities                   22,667
                                                         --------
    Total liabilities                                                   411,968
                                                                    -----------
NET ASSETS                                                          $90,871,082
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $73,283,930
  Accumulated net realized gain                                       6,889,840
  Net unrealized appreciation                                        10,697,312
                                                                    -----------
TOTAL NET ASSETS                                                    $90,871,082
                                                                    ===========
NET ASSETS ATTRIBUTABLE TO:
  Institutional Class                                               $82,839,619
                                                                    ===========
  Service Class                                                     $ 8,031,463
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  Institutional Class                                                 1,360,952
                                                                    ===========
  Service Class                                                         132,039
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)
    Institutional Class                                             $     60.87
                                                                    ===========
    Service Class                                                   $     60.83
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                          $   351,919
  Dividend income allocated from Portfolio                               21,238
  Expenses allocated from Portfolio                                  (1,198,676)
                                                                    -----------
    Net investment loss allocated from Portfolio                       (825,519)

EXPENSES
  Legal and audit services                             $   26,255
  Accounting and custody fees                              22,525
  Registration fees                                        19,820
  Transfer agent fees - Institutional Class                12,628
  Transfer agent fees - Service Class                       3,256
  Service fee - Service Class (Note 3)                      6,085
  Trustees' fees and expenses (Note 2)                      4,000
  Insurance expense                                           340
  Miscellaneous                                             6,815
                                                       ----------
    Total expenses                                        101,724

Deduct:
  Reimbursement of operating expenses -
    Service Class (Note 2)                                 (3,227)
                                                       ----------
    Total expense deductions                               (3,227)
                                                       ----------
      Net expenses                                                       98,497
                                                                    -----------
        Net investment loss                                            (924,016)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                   22,186,519
    Financial futures contracts                         1,051,120
                                                       ----------
      Net realized gain                                              23,237,639
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                               4,868,045
    Financial futures contracts                          (737,352)
                                                       ----------
      Net change in unrealized appreciation
        (depreciation)                                                4,130,693
                                                                    -----------
    Net realized and unrealized gain                                 27,368,332
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $26,444,316
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                      $    (924,016)       $  (211,094)
  Net realized gain                                           23,237,639          5,339,363
  Change in unrealized appreciation (depreciation)             4,130,693          7,689,250
                                                           -------------        -----------
  Net increase in net assets from investment operations       26,444,316         12,817,519
                                                           -------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net realized gains on investments
    Institutional Class                                       (5,354,756)                --
                                                           -------------        -----------
  Total distributions to shareholders                         (5,354,756)                --
                                                           -------------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares
    Institutional Class                                      164,155,390         25,975,745
    Service Class                                              8,960,151                 --
  Value of shares issued to shareholders in payment of
    distributions declared
    Institutional Class                                        5,227,939                 --
  Cost of shares redeemed
    Institutional Class                                     (151,749,914)        (6,706,525)
    Service Class                                               (842,766)                --
                                                           -------------        -----------
  Net increase in net assets from Fund share
    transactions                                              25,750,800         19,269,220
                                                           -------------        -----------

TOTAL INCREASE IN NET ASSETS                                  46,840,360         32,086,739

NET ASSETS
  At beginning of year                                        44,030,722         11,943,983
                                                           -------------        -----------
  At end of year                                           $  90,871,082        $44,030,722
                                                           =============        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                   FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                                             FOR THE PERIOD
                                                                                             NINE MONTHS    DECEMBER 23, 1996
                                                     YEAR ENDED SEPTEMBER 30,                   ENDED       (COMMENCEMENT OF
                                          --------------------------------------------      SEPTEMBER 30,     OPERATIONS) TO
                                             2000             1999             1998             1997        DECEMBER 31, 1996
                                          ----------       ----------       ----------      -------------   -----------------
NET ASSET VALUE, BEGINNING OF YEAR        $    38.28       $    22.22       $    29.12       $    20.39         $    20.00
                                          ----------       ----------       ----------       ----------         ----------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*                (0.43)(1)        (0.24)(1)        (0.07)(1)         0.03                 --
  Net realized and unrealized gain
    (loss) on investments                      26.82            16.30            (5.01)            8.71               0.39
                                          ----------       ----------       ----------       ----------         ----------
Total from investment operations               26.39            16.06            (5.08)            8.74               0.39
                                          ----------       ----------       ----------       ----------         ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      --               --            (0.04)           (0.01)                --
  From net realized gain on investments        (3.80)              --            (0.54)              --                 --
  In excess of net realized gain on
    investments                                   --               --            (1.24)              --                 --
                                          ----------       ----------       ----------       ----------         ----------
Total distributions to shareholders            (3.80)              --            (1.82)           (0.01)                --
                                          ----------       ----------       ----------       ----------         ----------
NET ASSET VALUE, END OF YEAR              $    60.87       $    38.28       $    22.22       $    29.12         $    20.39
                                          ==========       ==========       ==========       ==========         ==========

TOTAL RETURN+++                                71.60%           72.14%          (17.84)%          42.94%++              --(2)

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)(*,(3))                              0.98%            1.00%            0.58%            0.00%+               --(2)
  Net Investment Income (Loss) (to
    average daily net assets)*                 (0.70)%          (0.73)%          (0.25)%           0.49%+               --(2)
  Net Assets, End of Year (000's
    omitted)                              $   82,840       $   44,031       $   11,944       $    6,314         $      484

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment loss per share                    N/A           $(0.30)(1)       $(0.42)(1)       $(0.25)                --(2)

Ratios (to average daily net assets):
  Expenses(3)                                    N/A             1.18%            1.94%            3.56%+               --(2)
  Net investment loss                            N/A            (0.91)%          (1.61)%          (3.07)%+              --(2)

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waiver.
(1)  Calculated based on average shares outstanding.
(2)  Amounts are not meaningful due to the short period of operations.
(3) Includes the Fund's share of the Standish Small Cap Growth Portfolio's (formerly the Standish Small Capitalization Equity Portfolio II) allocated expenses.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                      FINANCIAL HIGHLIGHTS - SERVICE CLASS
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD
                                                                      MAY 8, 2000
                                                              (COMMENCEMENT OF OPERATIONS)
                                                                 TO SEPTEMBER 30, 2000
                                                              ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $59.04
                                                                         ------
FROM INVESTMENT OPERATIONS:
  Net investment loss                                                     (0.21)(1)
  Net realized and unrealized gain on investments                          2.00
                                                                         ------
Total from investment operations                                           1.79
                                                                         ------
NET ASSET VALUE, END OF PERIOD                                           $60.83
                                                                         ======

TOTAL RETURN+++                                                            3.03%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(2)                               1.23%+
  Net Investment Loss (to average daily net assets)*                      (0.84)%+
  Net Assets, End of Year (000's omitted)                                $8,031

----------
* For the period indicated, the investment adviser voluntarily agreed to reimburse the Class for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment loss per share                                            $(0.24)(1)

Ratios (to average daily net assets):
  Expenses(2)                                                              1.36%+
  Net investment loss                                                     (0.97)%+

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Small Cap Growth Portfolio's (formerly the Standish Small Capitalization Equity Portfolio II) allocated expenses.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Cap Growth Fund (formerly, Standish Small Capitalization Equity Fund II) (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest in Standish Small Cap Growth Portfolio (formerly, Standish Small Capitalization Equity Portfolio II) (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund currently offers two classes of shares: Institutional Class and Service Class. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except for transfer agent fees and an account service fee of 0.25% of the average daily net assets of the Service Class of shares. Each class votes separately as a class only with respect to its own distribution plan or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Fund (after satisfaction of any class-specific expenses) if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

      Shares of the Service Class may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Service Class shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Service Class shares through their Omnibus Account Administrators.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C. FEDERAL TAXES

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      E. DISTRIBUTIONS TO SHAREHOLDERS

      The fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Distributions to shareholders are recorded on ex-dividend date. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses, losses deferred due to wash sales and the tax practice known as equalization.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      F. ALLOCATION OF OPERATING ACTIVITY

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Transfer agent fees, which are directly attributable to a class of shares, are charged to that class' operations. Service fees, which are directly attributable to the Service Class Shares, are charged to the Service Class operations.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer, & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. SA&W voluntarily agreed to limit the Service Class operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) for the period ended September 30, 2000, so that the Service Class annual operating expenses do not exceed the total operating expenses of the Institutional Class (net of any expense limitation) for the comparable period plus 0.25% (the maximum Service
      Fee). Pursuant to this agreement, for the period ended September 30, 2000, SA&W reimbursed the Service Class $3,227 for class specific operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   SERVICE FEE:

      Pursuant to a service plan, the Service Class pays the service fee at an aggregate annual rate of up to 0.25% of the class' average daily net assets. The service fee is payable for the benefit of participants in the omnibus accounts that are

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      shareholders in the Service Class and is intended to be compensation to account administrators for providing personal services and/or account maintenance services to participants in omnibus accounts that are the beneficial owners of Service Class shares.

(4)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2000 aggregated $173,066,544 and $152,427,811, respectively.

(5)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                      YEAR ENDED          YEAR ENDED
                                                                  SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                                  ------------------  ------------------
         Institutional Class:
         Shares sold                                                   2,544,770            801,425
         Shares issued to shareholders in payment of
           distributions declared                                        107,882                 --
         Shares redeemed                                              (2,441,864)          (188,863)
                                                                      ----------           --------
         Net increase                                                    210,788            612,562
                                                                      ==========           ========

                                                  PERIOD FROM MAY 8, 2000
                                                (COMMENCEMENT OF OPERATIONS)
                                                   TO SEPTEMBER 30, 2000
                                                ----------------------------

      Shares sold                                          146,431
      Shares redeemed                                      (14,392)
                                                          --------
      Net increase                                         132,039
                                                          ========

      At September 30, 2000, two shareholders held of record approximately 32% and 11% of the total outstanding shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

--------------------------------------------------------------------------------

      TAX INFORMATION -- UNAUDITED:

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $38,090 as a capital gain dividend for the year ended September 30, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Cap Growth Fund (formerly, Small Capitalization Equity Fund
II):

In our opinion the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Cap Growth Fund (the "Fund") (formerly, Small Capitalization Equity Fund II), at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 87.5%

CAPITAL GOODS -- 6.6%
Dycom Industries, Inc.*                                   20,500  $   853,312
EGL, Inc.*                                                93,100    2,816,275
Expeditors International Wash, Inc.                       30,900    1,392,431
Mastec, Inc.*                                             15,700      490,625
SatCon Technology Corp.*                                  13,800      493,350
                                                                  -----------
                                                                    6,045,993
                                                                  -----------
CONSUMER STABLE -- 0.6%
Hain Celestial Group, Inc.*                               16,300      572,537
                                                                  -----------
EARLY CYCLICAL -- 1.9%
Atlantic Coast Airlines, Inc.*                            22,500      724,219
Ryanair Holdings PLC ADR*                                 12,300      473,550
Skywest, Inc.                                              9,400      481,750
                                                                  -----------
                                                                    1,679,519
                                                                  -----------
ENERGY -- 8.7%
Cal Dive International, Inc.*                             32,800    1,875,750
Core Laboratories, Inc.*                                  38,700      950,569
Dril-Quip*                                                12,500      498,437
Global Industries Ltd.*                                   45,000      562,500
National-Oilwell, Inc.*                                   31,500      984,375
Newfield Exploration Co.*                                 23,600    1,101,825
Newpark Resources, Inc.*                                 145,000    1,341,250
Proton Energy Systems*                                    10,400      297,700
Stone Energy Corp.*                                        6,200      341,000
                                                                  -----------
                                                                    7,953,406
                                                                  -----------
FINANCIAL -- 3.5%
Costar Group, Inc.*                                       60,800    2,249,600
London Pacific Group Ltd. ADR                             46,300      920,212
                                                                  -----------
                                                                    3,169,812
                                                                  -----------
GROWTH CYCLICAL -- 1.2%
Buca, Inc.*                                               64,500      685,312
THQ, Inc.*                                                16,600      385,950
                                                                  -----------
                                                                    1,071,262
                                                                  -----------
HEALTH CARE -- 15.5%
Accredo Health, Inc.*                                     23,400    1,143,675
Alexion Pharmaceuticals, Inc.*                            18,700    2,131,800
Alkermes, Inc.*                                           23,700      915,412
Antigenics, Inc.*                                         33,100      488,225
Arena Pharmaceuticals, Inc.*                              17,500      752,500
CV Therapeutics, Inc.*                                    10,500      816,704
Dendreon Corp.*                                           82,600    1,947,551
Enzon, Inc.*                                              11,000      726,000

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Genaissance Pharmaceuticals, Inc.*                        47,200  $   976,450
ImClone Systems, Inc.*                                     5,200      608,725
Inhale Therapeutic Systems, Inc.*                         16,700      941,462
Pain Therapeutics, Inc.*                                  35,300      699,381
Protein Design Labs, Inc.*                                11,800    1,421,900
Transkaryotic Therapies, Inc.*                            12,800      551,200
                                                                  -----------
                                                                   14,120,985
                                                                  -----------
OTHER -- 0.2%
Technology Select Sector SPDR Fund                         3,500      162,312
                                                                  -----------
SERVICES -- 13.5%
Career Education Corp.*                                   43,200    1,922,400
Catalina Marketing Corp.*                                 18,500      696,062
Corporate Executive Board Co.*                            26,000    1,046,500
Devry, Inc.*                                              26,100      982,012
Diamond Technology Partners, Inc.*                         7,400      549,450
Digex, Inc.*                                              12,900      604,688
Edison Schools, Inc.*                                     26,100      828,675
Getty Images, Inc.*                                       11,900      362,206
Internet Security Systems*                                 7,600      570,950
Pinnacle Holdings, Inc.*                                  10,100      268,913
Quanta Services, Inc.*                                     8,100      222,750
Radio One, Inc., Class D *                                24,300      171,619
SBA Communications Corp.*                                 14,100      591,319
SBS Broadcasting SA*                                      28,000    1,114,750
SmartForce PLC ADR*                                       22,300    1,056,463
Westwood One, Inc.*                                       37,500      803,906
eMerge Interactive, Inc., Class A*                        30,200      479,425
                                                                  -----------
                                                                   12,272,088
                                                                  -----------
TECHNOLOGY -- 35.8%
3DO Company (The)*                                        96,400      644,675
ATMI, Inc.*                                               78,900    1,844,288
Aspen Technologies, Inc.*                                 24,100    1,087,513
AvantGo, Inc.*                                             6,400      128,000
Avocent Corp.*                                            17,600      970,200
Benchmark Electronics, Inc.*                              11,100      577,200
Computer Network Technology Corp.*                        12,800      440,000
Cree Research, Inc.*                                       4,300      499,875
Dupont Photomasks, Inc.*                                  13,300      781,375
Elantec Semiconductor, Inc.*                               9,900      986,288
Emulex Corp.*                                              7,900      967,750
Exar Corp.*                                               21,600    2,613,600
GSI Lumonics, Inc.*                                       23,800      392,700
International Rectifier Corp.*                            24,400    1,233,725
Kopin Corp.*                                              15,100      271,800
Manufacturers Services Ltd.*                              29,700      352,688
MatrixOne, Inc.*                                          22,700      908,000
McData Corp., Class B*                                     4,100      503,851

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Merix Corp.*                                              31,100  $ 2,015,669
Omnivision Technologies, Inc.*                            22,200      803,363
Pericom Semiconductor Corp.*                              50,400    1,864,800
Photronics, Inc.*                                         25,800      562,763
Qlogic Corp.*                                             27,300    2,402,400
Quicklogic Corp.*                                         69,000    1,138,500
Sanchez Computer Associates, Inc.*                        28,300      438,650
Semtech Corp.*                                            44,200    1,906,125
SignalSoft Corp.*                                         13,000      528,125
Silicon Image, Inc.*                                      39,600      982,575
SonicWall, Inc.*                                          26,100      743,850
Spectra-Physics Lasers, Inc.*                              7,100      380,294
Tricord Systems, Inc.*                                    65,600      979,900
Tut Systems, Inc.*                                        14,400    1,242,900
Vastera, Inc.*                                            15,400      338,800
Veeco Instruments, Inc.*                                  10,500    1,115,789
                                                                  -----------
                                                                   32,648,031
                                                                  -----------
TOTAL EQUITIES (COST $68,259,815)                                  79,695,945
                                                                  -----------

                                                        PAR
                                  RATE    MATURITY     VALUE
                                 ------  ----------  ---------

SHORT-TERM INVESTMENTS -- 6.1%

U.S. GOVERNMENT AGENCY -- 1.1%
FNMA Discount Note#+             7.116%  12/14/2000  $1,000,000       985,400
                                                                  -----------

REPURCHASE AGREEMENTS -- 5.0%
Tri-party repurchase agreement dated 09/29/00 with
Bank of New York and Investors Bank and Trust
Company, due 10/02/00, with a maturity value of
$4,611,122 and an effective yield of 5.60%,
collateralized by a U.S. Government Obligation with
a rate of 6.50%, a maturity date of 06/01/29 and an
aggregate market value of $4,701,602.                               4,608,971
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,595,721)                      5,594,371
                                                                  -----------

TOTAL INVESTMENTS -- 93.6% (COST $73,855,536)                     $85,290,316

OTHER ASSETS, LESS LIABILITIES -- 6.4%                              5,823,477
                                                                  -----------

NET ASSETS -- 100.0%                                              $91,113,793
                                                                  ===========
NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association
SPDR - Standard and Poor's Depositary Receipt
*    Non-income producing security.
#    Rate noted is yield to maturity.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $73,855,536)                                                    $85,290,316
  Cash                                                                6,889,013
  Receivable for investments sold                                       117,763
  Receivable from investment adviser (Note 2)                                20
  Interest and dividends receivable                                       6,324
  Deferred organization costs (Note 1E)                                   5,838
  Prepaid expenses                                                        5,495
                                                                    -----------
    Total assets                                                     92,314,769

LIABILITIES
  Payable for investments purchased                     $799,544
  Payable for variation margin on open financial
    futures contracts (Note 5)                           336,100
  Accrued accounting and custody fees                     38,482
  Accrued trustees' fees and expenses (Note 2)             3,042
  Accrued expenses and other liabilities                  23,808
                                                        --------
    Total liabilities                                                 1,200,976
                                                                    -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $91,113,793
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $   351,919
  Dividend income                                                        21,238
                                                                    -----------
    Total income                                                        373,157

EXPENSES
  Investment advisory fee (Note 2)                     $1,008,451
  Accounting and custody fees                             145,929
  Legal and audit services                                 24,766
  Trustees' fees and expenses (Note 2)                     10,475
  Amortization of organizational expenses (Note 1E)         4,748
  Insurance expense                                         3,074
  Miscellaneous                                             1,236
                                                       ----------
    Total expenses                                                    1,198,679
                                                                    -----------
      Net investment loss                                              (825,522)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                   22,186,587
    Financial futures contracts                         1,051,122
                                                       ----------
      Net realized gain                                              23,237,709
  Change in unrealized appreciation (depreciation)
    Investment securities                               4,868,113
    Financial futures contracts                          (737,355)
                                                       ----------
      Net change in unrealized appreciation
        (depreciation)                                                4,130,758
                                                                    -----------
    Net realized and unrealized gain                                 27,368,467
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $26,542,945
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                      $    (825,522)       $  (195,382)
  Net realized gain                                           23,237,709          5,339,392
  Change in net unrealized appreciation (depreciation)         4,130,758          7,689,299
                                                           -------------        -----------
  Net increase in net assets from investment operations       26,542,945         12,833,309
                                                           -------------        -----------
CAPITAL TRANSACTIONS
  Contributions                                              173,066,544         25,892,217
  Withdrawals                                               (152,427,811)        (6,716,319)
                                                           -------------        -----------
  Net increase in net assets from capital transactions        20,638,733         19,175,898
                                                           -------------        -----------

TOTAL INCREASE IN NET ASSETS                                  47,181,678         32,009,207

NET ASSETS
  At beginning of year                                        43,932,115         11,922,908
                                                           -------------        -----------
  At end of year                                           $  91,113,793        $43,932,115
                                                           =============        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                                                             FOR THE PERIOD
                                                                                                            DECEMBER 23, 1996
                                                 YEAR ENDED SEPTEMBER 30,                NINE MONTHS        (COMMENCEMENT OF
                                        ----------------------------------------            ENDED            OPERATIONS) TO
                                           2000           1999           1998        SEPTEMBER 30, 1997     DECEMBER 31, 1996
                                        ----------     ----------     ----------     ------------------     -----------------
RATIOS:
  Expenses (to average daily net
    assets)*                                  0.91%          0.95%          0.58%              0.00%+                 --(1)
  Net Investment Income (Loss) (to
    average daily net assets)*               (0.63)%        (0.67)%        (0.25)%             0.50%+                 --(1)
  Portfolio Turnover                           305%           242%           147%               122%++                --
  Net Assets, End of Year (000's
    omitted)                            $   91,114     $   43,932     $   11,923         $    6,296           $      484

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                     N/A            N/A           1.39%              4.33%+                 --(1)
  Net investment loss                          N/A            N/A          (1.06)%            (3.84)%+                --(1)

+    Computed on an annualized basis.
++   Not annualized.
(1)  Amounts are not meaningful due to the short period of operations.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Cap Growth Portfolio (formerly Standish Small Capitalization Equity Portfolio II) (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At September 30, 2000, there was one Fund, Standish Small Cap Growth Fund (formerly Standish Small Capitalization Equity Fund II) (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2000 was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis, through December 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. Prior to January 28, 2000, the Fund paid an investment advisory fee monthly at an annual rate of 0.60% of the Portfolio's average net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 2000 were $367,760,738 and $358,500,412, respectively. For the year ended September 30, 2000, the Fund did not purchase or sell any U.S. Government securities.

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                               $75,563,848
                                                                   ===========
      Gross unrealized appreciation                                 16,847,554
      Gross unrealized depreciation                                 (7,121,086)
                                                                   -----------
      Net unrealized appreciation                                  $ 9,726,468
                                                                   ===========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Portfolio entered into no such transactions during the year ended September 30, 2000.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 2000, the Portfolio had the following open financial futures contracts:

                                                                                    UNDERLYING FACE
         CONTRACT                                 POSITION     EXPIRATION DATE      AMOUNT AT VALUE      UNREALIZED LOSS
         ---------------------------------------------------------------------------------------------------------------
         S&P Mid Cap 400 (10 contracts)             Long         12/15/2000           $ 2,726,500           $ (53,600)
         NASDAQ 100 (23 contracts)                  Long         12/16/2000             8,328,300            (683,755)
                                                                                                            ---------
                                                                                                            $(737,355)
                                                                                                            =========

      At September 30, 2000, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(6)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2000, expense related to the commitment fee was $1,424 for the Portfolio.

      During the year ended September 30, 2000, the Portfolio had no borrowings under the credit facility.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Cap Growth Portfolio (formerly, Standish Small Capitalization Equity Portfolio II):

In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Small Cap Growth Portfolio (formerly, Standish Small Capitalization Equity Portfolio II) (the "Portfolio"), at September 30, 2000, and the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                      [This page intentionally left blank]

                            [LOGO] STANDISH FUNDS(R)
                            One Financial Center
                            Boston, MA 02111-2662
                            www.standishonline.com
                                  800.221.4795
                                                                          00-361

                                                        [LOGO] STANDISH FUNDS(R)

                         Standish Small Cap
Financial Report         Value Fund

-----------------------------------------------------

Period Ended
September 30, 2000

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                    FINANCIAL STATEMENTS FOR THE PERIOD ENDED
                               SEPTEMBER 30, 2000

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 27, 2000

Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the fiscal year ended September 30, 2000.

A superficial glance at the net returns from major financial assets this past year would suggest that markets have been fairly tranquil. On balance, U.S. equities as represented by the Standard & Poor's 500 index had a small negative return, and international equities dropped more sharply, largely because of currency depreciation relative to the dollar. Most categories of U.S. bonds (such as those included in the Lehman Aggregate) registered positive returns in the mid single digits. However, net returns during the last twelve months do not reveal the extensive gyrations that have occurred during the period. In the equity markets, strong price advances during late 1999 and early 2000 (especially among technology stocks) gave way to pervasive weakness starting in early March. The technology sector has suffered the most. In the bond markets, Treasury yields have been fairly stable, but medium- and low-grade corporate bond markets have retreated and become illiquid.

As backdrop, economic growth has remained positive, corporate profits have, until recently, been quite strong, core inflation has been subdued, and the dollar has gained at the expense of the euro and yen. What could account for equity market turbulence? We attribute the volatility partly to evidence of decelerating economic growth induced by a tighter Federal Reserve policy, the diminished benefit to consumers of the "wealth effect" and the erosion of real purchasing power due to rising energy prices. This slowing of economic growth has also raised concerns about corporate profit margins. Lastly and most importantly, the equity markets had become quite frothy and momentum driven with relatively little attention being paid to earnings and investment fundamentals.

We believe the deceleration in economic growth is quite healthy--the U.S. economy was running too hot. However, it would be unhealthy for the weakness to develop into a recession. The primary risks of a "hard landing" would appear to be a further material unwinding of the wealth effect and/or additional gridlock in the capital markets and constrictions on the availability of risk credit.

The last twelve months prove once again that markets often overdiscount events, that trend-following investors can get whipsawed, and that, in the long run, fundamentals and valuation do matter. We at Standish are dedicated to disciplined investment philosophies and are proud of our consistent focus on fundamental investment research and valuation.

We appreciate the opportunity to serve you and hope you will find the attached helpful.

Sincerely yours,


/s/ Ted H. Ladd

Edward H. Ladd
Chairman, Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

From inception on February 1, 2000 through the end of September, the Standish Small Cap Value Fund produced a 26.98% total return. This compares very favorably to the benchmark Russell 2000 Value Index's 16.66% over the same time.

The strong returns for the Fund are the result of our focus on undervalued stocks that have begun to experience an upswing in business momentum. We begin our stock selection process by using computer models to screen the universe of candidates for those stocks with the best combination of lower valuation and better business momentum (e.g., earnings surprise and estimate trend). Using this list of ranked candidates our analysts work to find those stocks that have the best chance to maintain the business momentum. When we are successful, the stock's price goes up for two reasons: earnings grow and the multiple investors are willing to pay for those earnings expands. The process has worked very well this year.

Especially important to the Fund's performance were stocks that benefited in a derivative manner from the exciting growth areas of the economy. These "derivative plays" allow the Fund to participate in the important transitions taking place in the economy without paying exorbitant valuations that "pure play" investments require. For example, it is no secret that one of the revolutionary changes in the economy has been the Internet. With this phenomenon has come a sharply increased demand for electricity as consumers and companies are on-line all the time. One of the Fund's better performing investments has been in a company that supplies pipes to the power generation industry. This stock, even though its business was a beneficiary of the Internet trend, sold at a fraction of the p/e multiple of most e-commerce and Internet companies.

During the year we witnessed a significant shift in small cap investors' sentiment away from growth toward value. Investors have been increasingly wary of the very high growth rates needed to justify the high p/e ratios that many growth stocks command. This has benefited the Fund as investors have turned their focus to the under-appreciated small cap value sector of the market. This shift in sentiment has been accompanied by substantial volatility in both the overall market and between the growth and value components of the market. In the latter stages of the year, the spread between small cap growth and value returns averaged 8% per month and fluctuated month by month between growth and value.

Looking ahead, we expect the volatility to continue. We do expect that performance will continue to be positive, but probably not as exciting as it has been in the Fund's first year. In addition, we anticipate that the relationship between growth and value will stabilize and that value will provide superior returns over the intermediate term. We will continue to focus on identifying undervalued companies with improving businesses. We will continue to utilize both quantitative and traditional types of analysis to uncover the most promising investments. We believe that this will prove to be a winning strategy, not only in the near term, but over the entire market cycle.

Sincerely,

/s/ Joseph R. Corrado                           /s/ Stephanie K. Scherer
Joseph R. Corrado                               Stephanie K. Scherer

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

            COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
                    STANDISH SMALL CAPITALIZATION VALUE FUND
                        AND THE RUSSELL 2000 VALUE INDEX

    [The following information was represented by a line chart in the printed materials.]

                       Standish                   Russell
                       Small Cap                    2000
                         Value                     Value
                         Fund                      Index
                        -------                   -------
Jan-00                  100,000                   100,000
Feb-00                  110,045                   106,110
Mar-00                  117,919                   106,609
Apr-00                  118,643                   107,238
May-00                  113,484                   105,597
Jun-00                  118,912                   108,680
Jul-00                  118,731                   112,302
Aug-00                  126,072                   117,323
Sep-00                  126,979                   116,654

--------------------------------------------------------------------------------
                                  Total Return
                           (for periods ended 9/30/00)

                                               Since Inception
                 3 Month        6 Month            02/01/00
               -----------     ---------      -----------------
                  6.78%          7.68%              26.98%

--------------------------------------------------------------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $3,146,869)                                                  $3,746,268
  Cash                                                              102,805
  Interest and dividends receivable                                   6,114
  Prepaid expenses                                                    3,098
                                                                 ----------
    Total assets                                                  3,858,285

LIABILITIES
  Payable for investments purchased                     $62,146
  Accrued accounting, custody and transfer agent fees    10,257
  Accrued trustees' fees and expenses (Note 2)            1,097
  Accrued expenses and other liabilities                 20,976
                                                        -------
    Total liabilities                                                94,476
                                                                 ----------
NET ASSETS                                                       $3,763,809
                                                                 ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                $2,871,776
  Accumulated net realized gain                                     287,624
  Undistributed net investment income                                 5,010
  Net unrealized appreciation                                       599,399
                                                                 ----------
TOTAL NET ASSETS                                                 $3,763,809
                                                                 ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           268,733
                                                                 ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                $    14.01
                                                                 ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                             STATEMENT OF OPERATIONS
          FOR THE PERIOD FEBRUARY 1, 2000 (COMMENCEMENT OF OPERATIONS)
                           THROUGH SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income                                                 $ 26,672
  Interest income                                                    2,252
                                                                  --------
    Total investment income                                         28,924

EXPENSES
  Investment advisory fee (Note 2)                       $15,451
  Accounting, custody, and transfer agent fees            38,050
  Legal and audit services                                24,250
  Registration fees                                        4,575
  Trustees' fees and expenses (Note 2)                     2,250
  Insurance expense                                          953
  Miscellaneous                                            1,725
                                                         -------
    Total expenses                                        87,254

Deduct:
  Waiver of investment advisory fee (Note 2)             (15,451)
  Reimbursement of Fund operating expenses (Note 2)      (52,490)
                                                         -------
    Total expense deductions                             (67,941)
                                                         -------
      Net expenses                                                  19,313
                                                                  --------
        Net investment income                                        9,611
                                                                  --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                     287,624
                                                         -------
      Net realized gain                                            287,624
  Change in unrealized appreciation (depreciation)
    Investment securities                                363,247
                                                         -------
      Net change in unrealized appreciation
       (depreciation)                                              363,247
                                                                  --------
    Net realized and unrealized gain                               650,871
                                                                  --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $660,482
                                                                  ========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                               FEBRUARY 1, 2000
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                              SEPTEMBER 30, 2000
                                                              ------------------

INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                           $    9,611
  Net realized gain                                                  287,624
  Net change in unrealized appreciation (depreciation)               363,247
                                                                  ----------
  Net increase in net assets from investment operations              660,482
                                                                  ----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                          (4,601)
                                                                  ----------
  Total distributions to shareholders                                 (4,601)
                                                                  ----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Proceeds from shares issued in reorganization of Standish
    U.S. Small Cap Value Fund L.P.                                 1,936,087
  Net proceeds from sale of shares                                 1,257,916
  Value of shares issued to shareholders in payment of
    distributions declared                                             3,941
  Cost of shares redeemed                                            (90,016)
                                                                  ----------
  Net increase in net assets from Fund share transactions          3,107,928
                                                                  ----------

TOTAL INCREASE IN NET ASSETS                                       3,763,809

NET ASSETS
  At beginning of period                                                  --
                                                                  ----------
  At end of period (including undistributed net investment
    income of $5,010)                                             $3,763,809
                                                                  ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                               FEBRUARY 1, 2000
                                                         (COMMENCEMENT OF OPERATIONS)
                                                            TO SEPTEMBER 30, 2000
                                                         ----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $11.05
                                                                    ------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                              0.04(1)
  Net realized and unrealized gain on investments                     2.94
                                                                    ------
Total from investment operations                                      2.98
                                                                    ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         (0.02)
                                                                    ------
Total distributions to shareholders                                  (0.02)
                                                                    ------
NET ASSET VALUE, END OF PERIOD                                      $14.01
                                                                    ======

TOTAL RETURN+++                                                      26.98%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                             1.00%+
  Net Investment Income (to average daily net assets)*                0.50%+
  Portfolio Turnover                                                    71%++
  Net Assets, End of Period (000's omitted)                         $3,764

----------
* For the period indicated, the investment adviser voluntarily agreed not to impose any of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the net investment loss per share and ratios would have been:

Net investment loss per share                                       $(0.26)(1)

Ratios (to average daily net assets):
  Expenses                                                            4.51%+
  Net investment loss                                                (3.01)%+

(1)  Calculated based on average shares outstanding.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                     SHARES  (NOTE 1A)
-------------------------------------------------------------------------------

EQUITIES -- 99.5%

BASIC INDUSTRY -- 5.4%
Centec Construction Products                                    900  $   22,331
Cytec Industries, Inc.*                                       1,300      43,469
Georgia Gulf Corp.                                            1,100      12,581
Hexcel Corp.*                                                 2,700      36,112
OM Group, Inc.                                                1,000      43,625
Steel Dynamics*                                               1,300      11,944
Westvaco Corp.                                                1,300      34,694
                                                                     ----------
                                                                        204,756
                                                                     ----------
CAPITAL GOODS -- 10.2%
C&D Technology, Inc.                                          1,100      62,425
Cable Design Technologies Corp.*                              1,350      32,822
Dycom Industries, Inc.*                                       1,000      41,625
Landstar System, Inc.*                                          400      17,850
Littelfuse, Inc.*                                             1,100      32,656
OMI Corp.*                                                    4,800      40,200
Peco II, Inc.*                                                1,200      56,175
Shaw Group, Inc.*                                               800      56,400
Ultimate Electronics, Inc.*                                   1,100      45,237
                                                                     ----------
                                                                        385,390
                                                                     ----------
CONSUMER STABLE -- 5.4%
Adolph Coors Co.                                              1,000      63,187
Constellation Brands, Inc., Class A*                            600      32,587
Flowers Industries, Inc.                                      1,600      31,200
Hain Celestial Group, Inc.*                                     800      28,100
McCormick & Co., Inc.                                           600      17,850
Universal Foods Corp.                                         1,400      28,525
                                                                     ----------
                                                                        201,449
                                                                     ----------
EARLY CYCLICAL -- 1.7%
Crossmann Communities, Inc.*                                    900      17,775
NVR, Inc.*                                                      400      32,400
Salton, Inc.*                                                   400      12,925
                                                                     ----------
                                                                         63,100
                                                                     ----------
ENERGY -- 4.4%
Cabot Oil & Gas Corp., Class A                                1,500      30,562
Cascade Natural Gas                                           1,400      24,500
Devon Energy Corp.                                              600      36,090
Equitable Resources, Inc.                                       600      38,025
Vintage Petroleum, Inc.                                       1,600      36,400
                                                                     ----------
                                                                        165,577
                                                                     ----------
FINANCIAL -- 15.4%
Affiliated Managers Group, Inc.*                              1,100      62,631
Americredit*                                                  1,300      37,456

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
-------------------------------------------------------------------------------

FINANCIAL (CONTINUED)
Andover Bancorp, Inc.                                      1,000     $   30,500
Blackrock, Inc.*                                           1,300         41,600
Commonwealth Bancorp, Inc.                                 1,500         21,750
Dime Bancorp, Inc.                                         1,600         34,500
Federated Investors, Inc., Class B                         1,300         32,175
FirstFed Financial Corp.*                                  1,300         29,900
Hudson United Bancorp                                      1,300         35,913
Investment Technology Group*                               1,000         39,937
Northfork Bancorp                                          1,800         38,925
Pacific Century Financial Corp.                            2,300         39,387
Renaissance Re Holdings Ltd.                                 600         38,362
Texas Regional Bancshares, Class A                           900         25,537
The PMI Group, Inc.                                          700         47,425
Webster Financial Corp.                                      900         24,244
                                                                     ----------
                                                                        580,242
                                                                     ----------
GROWTH CYCLICAL -- 10.2%
BJ's Wholesale Club, Inc.*                                   600         20,475
Barnes & Noble, Inc.*                                      1,900         37,406
Cost Plus, Inc.*                                             900         27,112
Linens 'N Things, Inc.*                                    3,100         79,050
MGM Grand, Inc.                                              900         34,369
Neiman Marcus Group Inc., Class A*                         1,300         42,169
Rare Hospitality International, Inc.*                      2,250         45,844
Saks, Inc.*                                                2,400         23,700
THQ, Inc.*                                                 1,100         25,575
Talbots, Inc.                                                500         33,125
Zale Corp.*                                                  500         16,219
                                                                     ----------
                                                                        385,044
                                                                     ----------
HEALTH CARE -- 9.4%
Alpharma, Inc.                                               900         55,013
Bindley Western Industries, Inc.                           1,366         43,712
C.R. Bard, Inc.                                              900         38,025
Lincare Holdings, Inc.*                                    1,200         34,425
Quest Diagnostics, Inc.*                                     500         57,375
Rehabcare Corp.*                                           1,800         76,500
Zoll Medical Corp.*                                        1,000         48,750
                                                                     ----------
                                                                        353,800
                                                                     ----------
OTHER -- 3.9%
S&P 400 Mid-Cap Depositary Receipts                        1,500        147,375
                                                                     ----------
REAL ESTATE -- 8.2%
CBL & Associates Properties, REIT                          1,600         40,100
General Growth Properties, REIT                            1,100         35,406
Glimcher Realty Trust, REIT                                2,300         34,356
Liberty Property Trust, REIT                               1,500         41,250
Mack-Cali Realty Corp., REIT                               1,600         45,100

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
-------------------------------------------------------------------------------

REAL ESTATE (CONTINUED)
Parkway Properties, Inc., REIT                               900     $   27,450
Prentiss Properties Trust, REIT                            1,600         41,800
Rouse Co., REIT                                            1,700         42,394
                                                                     ----------
                                                                        307,856
                                                                     ----------
SERVICES -- 8.7%
ACNielsen Corp.*                                           1,500         35,719
Advo Systems*                                                900         29,700
Copart, Inc.*                                              2,700         37,463
Hall Kinion & Associates, Inc.*                            1,300         36,969
Quanta Services, Inc.*                                       800         22,000
Readers Digest Association, Inc.                           1,000         35,313
SEI Investment Co.                                         1,000         70,750
United Stationers*                                         1,500         40,313
Valassis Communications, Inc.*                               900         20,025
                                                                     ----------
                                                                        328,252
                                                                     ----------
TECHNOLOGY -- 11.3%
Amphenol Corp., Class A*                                     900         51,244
Black Box Corp.*                                             700         32,638
Brooktrout, Inc.*                                            900         29,644
Cyberoptics Corp.*                                         1,000         18,313
Diebold, Inc.                                              1,200         31,875
Electro Scientific Industries*                               600         21,075
Infocus Systems, Inc.*                                     1,300         68,900
NetScout Systems, Inc.*                                    2,500         59,375
Plantronics, Inc.*                                           800         30,400
Plexus Corp.*                                                800         56,400
Westell Technologies, Inc., Class A*                       1,900         24,463
                                                                     ----------
                                                                        424,327
                                                                     ----------
UTILITIES -- 5.3%
Cleco Corp.                                                1,000         46,750
Energy East Corp.                                          1,600         36,200
NRG Energy, Inc.*                                          2,300         83,950
NSTAR                                                        800         32,200
                                                                     ----------
                                                                        199,100
                                                                     ----------

TOTAL EQUITIES (COST $3,146,869)                                      3,746,268

TOTAL INVESTMENTS -- 99.5% (COST $3,146,869)                         $3,746,268

OTHER ASSETS, LESS LIABILITIES -- 0.5%                                   17,541
                                                                     ----------
NET ASSETS -- 100.0%                                                 $3,763,809
                                                                     ==========
NOTES TO SCHEDULE OF INVESTMENTS:

REIT - Real Estate Investment Trust

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Cap Value Fund (the "Fund") is a separate diversified investment series of the Trust. The Fund commenced operations on February 1, 2000.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital, undistributed net investment income and accumulated net realized gain. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. SA&W voluntarily agreed to limit the Fund's total operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the period ended September 30, 2000. Pursuant to this agreement, for the period ended September 30, 2000, SA&W voluntarily did not impose $15,451 of its investment advisory fee and reimbursed the Fund for $52,490 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the period ended September 30, 2000 were $3,291,823 and $2,086,467, respectively. For the period ended September 30, 2000, the Fund did not purchase or sell any U.S. Government securities.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                             FOR THE PERIOD
                                                                            FEBRUARY 1, 2000
                                                                            (COMMENCEMENT OF
                                                                             OPERATIONS) TO
                                                                           SEPTEMBER 30, 2000
                                                                           ------------------
         Shares issued in reorganization of Standish U.S. Small Cap
           Value Fund L.P.                                                        175,148
         Shares sold                                                              100,428
         Shares issued to shareholders in payment of distributions
           declared                                                                   297
         Shares redeemed                                                           (7,140)
                                                                                 --------
         Net increase                                                             268,733
                                                                                 ========

      The Fund commenced operations with an initial tax-free contribution of assets and liabilities, including securities-in-kind from Standish U.S. Small Cap Value Fund L.P. (the "Partnership"). On the date of contribution, the Partnership had net assets of $1,936,087 including unrealized appreciation of $236,152.

      At September 30, 2000, two shareholders held of record approximately 18% and 11% of the total outstanding shares of the Fund, respectively. In addition, two officers of SA&W held of record approximately 11% and 7% of the total outstanding shares of the Fund at September 30, 2000. Investment activity of these shareholders could have a material impact on the Fund.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which SA&W and its affiliates have either sole or joint investment discretion.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2000, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                 $3,146,869
                                                                     ==========
      Gross unrealized appreciation                                     748,741
      Gross unrealized depreciation                                    (149,342)
                                                                     ----------
      Net unrealized appreciation                                    $  599,399
                                                                     ==========
(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Fund entered into no such transactions for the period ended September 30, 2000.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 2000, the Fund held no open futures contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Small Cap Value Fund (the "Fund") at September 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 1, 2000 (commencement of operations) to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which include confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                      [This page intentionally left blank]

                             [LOGO] STANDISH FUNDS(R)
                             One Financial Center
                             Boston, MA 02111-2662
                             www.standishonline.com
                                  800.729.0066

                                                                          00-358

                                                        [LOGO] STANDISH FUNDS(R)

Financial Report

--------------------------------------------------------------------

Year Ended                    Standish Massachusetts Intermediate
September 30, 2000            Tax Exempt Bond Fund

                              Standish Intermediate Tax Exempt
                              Bond Fund

                              Standish Small Cap Tax-Sensitive
                              Equity Fund

                              Standish Tax-Sensitive Equity Fund

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND,
                   STANDISK INTERMEDIATE TAX EXEMPT BOND FUND,
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND,
                       STANDISH TAX-SENSITIVE EQUITY FUND

                     FINANCIAL STATEMENTS FOR THE YEAR ENDED
                               SEPTEMBER 30, 2000

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                              FINANCIAL STATEMENTS
                                TABLE OF CONTENTS

                                                                          Page

            Chairman's Message.............................................2

            Selected Financial Information.................................3

            Performance Highlights.........................................4

            Management Discussion and Analysis:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund...5
                Standish Intermediate Tax Exempt Bond Fund.................5
                Standish Small Cap Tax-Sensitive Equity Fund...............7
                Standish Tax-Sensitive Equity Fund.........................9

            Statements of Assets and Liabilities..........................11

            Statements of Operations......................................12

            Statements of Changes in Net Assets:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..13
                Standish Intermediate Tax Exempt Bond Fund................14
                Standish Small Cap Tax-Sensitive Equity Fund..............15
                Standish Tax-Sensitive Equity Fund........................16

            Financial Highlights:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..17
                Standish Intermediate Tax Exempt Bond Fund................18
                Standish Small Cap Tax-Sensitive Equity Fund..............19
                Standish Tax-Sensitive Equity Fund........................20

            Schedule of Investments:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..21
                Standish Intermediate Tax Exempt Bond Fund................25
                Standish Small Cap Tax-Sensitive Equity Fund..............29
                Standish Tax-Sensitive Equity Fund........................32

            Notes to Financial Statements.................................35

            Report of Independent Accountants.............................41

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 27, 2000


Dear Standish Funds Shareholder:

Enclosed you will find the annual report for your Standish Fund(s) for the fiscal year ended September 30, 2000.

A superficial glance at the net returns from major financial assets this past year would suggest that markets have been fairly tranquil. On balance, U.S. equities as represented by the Standard & Poor's 500 index had a small negative return, and international equities dropped more sharply, largely because of currency depreciation relative to the dollar. Most categories of U.S. bonds (such as those included in the Lehman Aggregate) registered positive returns in the mid single digits. However, net returns during the last twelve months do not reveal the extensive gyrations that have occurred during the period. In the equity markets, strong price advances during late 1999 and early 2000 (especially among technology stocks) gave way to pervasive weakness starting in early March. The technology sector has suffered the most. In the bond markets, Treasury yields have been fairly stable, but medium- and low-grade corporate bond markets have retreated and become illiquid.

As backdrop, economic growth has remained positive, corporate profits have, until recently, been quite strong, core inflation has been subdued, and the dollar has gained at the expense of the euro and yen. What could account for equity market turbulence? We attribute the volatility partly to evidence of decelerating economic growth induced by a tighter Federal Reserve policy, the diminished benefit to consumers of the "wealth effect" and the erosion of real purchasing power due to rising energy prices. This slowing of economic growth has also raised concerns about corporate profit margins. Lastly and most importantly, the equity markets had become quite frothy and momentum driven with relatively little attention being paid to earnings and investment fundamentals.

We believe the deceleration in economic growth is quite healthy--the U.S. economy was running too hot. However, it would be unhealthy for the weakness to develop into a recession. The primary risks of a "hard landing" would appear to be a further material unwinding of the wealth effect and/or additional gridlock in the capital markets and constrictions on the availability of risk credit.

The last twelve months prove once again that markets often overdiscount events, that trend-following investors can get whipsawed, and that, in the long run, fundamentals and valuation do matter. We at Standish are dedicated to disciplined investment philosophies and are proud of our consistent focus on fundamental investment research and valuation.

We appreciate the opportunity to serve you and hope you will find the attached helpful.

Sincerely yours,


/s/ Ted H. Ladd

Edward H. Ladd
Chairman, Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         SELECTED FINANCIAL INFORMATION
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                 STANDISH
                                               MASSACHUSETTS    STANDISH      STANDISH
                                               INTERMEDIATE   INTERMEDIATE    SMALL CAP      STANDISH
                                                TAX EXEMPT     TAX EXEMPT   TAX-SENSITIVE  TAX-SENSITIVE
                                                 BOND FUND     BOND FUND     EQUITY FUND    EQUITY FUND
                                               -------------  ------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR                $ 20.85       $ 21.11       $  40.70        $ 36.99
                                                  -------       -------       --------        -------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*                      0.92          0.95          (0.39)          0.31
  Net realized and unrealized gain on
    investments                                      0.04          0.06          33.65           4.12
                                                  -------       -------       --------        -------
Total income from investment operations              0.96          1.01          33.26           4.43
                                                  -------       -------       --------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.92)        (0.95)            --          (0.24)
  From net realized gain on investments                --         (0.06)        (10.64)            --
                                                  -------       -------       --------        -------
Total distributions to shareholders                 (0.92)        (1.01)        (10.64)         (0.24)
                                                  -------       -------       --------        -------
NET ASSET VALUE, END OF YEAR                      $ 20.89       $ 21.11       $  63.32        $ 41.18
                                                  =======       =======       ========        =======

TOTAL RETURN+++                                      4.72%         4.91%         86.20%         12.00%

RATIOS:
  Expenses (to average daily net assets)*            0.65%         0.64%          0.87%          0.54%
  Net investment income (loss) (to average
    daily net assets)*                               4.43%         4.54%         (0.60)%         0.79%
  Portfolio Turnover                                   23%           28%           182%            50%
  Net Assets, End of Year (000's omitted)         $64,340       $79,329       $215,201        $31,682

-----------------
* The investment adviser voluntarily did not impose a portion of its fee. Please refer to the Financial Highlights for additional disclosure regarding these ratios.
+++  Total return would have been lower in absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                             PERFORMANCE HIGHLIGHTS
                FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000

                                                                    TOTAL RETURN
--------------------------------------------------------------------------------

      TAX EXEMPT FUNDS

            Standish Mass. Intermediate Tax Exempt Bond Fund             4.72%
            Standish Intermediate Tax Exempt Bond Fund                   4.91%
                 Lehman Muni 3-5-7-10 Index                              5.27%
                 Lipper Intermediate Muni Debt Index                     4.82%

      TAX-SENSITIVE FUNDS

            Standish Small Capitalization Tax-Sensitive Equity Fund     86.20%
                 Russell 2000 Growth Index                              29.66%
            Standish Tax-Sensitive Equity Fund                          12.00%
                 S&P 500 Index                                          13.29%

The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks publicly traded on the U.S. markets.

The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets. The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth value.

The Lehman Brothers Municipal Bond 3, 5, 7 and 10 Year Index is actually a subset of a broader index--the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes over 33,000 bond issues (rated BBB or better, including bonds in the following sectors: general obligations, prerefunded, electrics, hospital, state housing, industrial development/pollution control, and transportation).

The Lipper Intermediate Muni Debt Index consists of the 30 largest intermediate municipal debt funds, which invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

Over the 12 months ended September 30, 2000, most domestic bond market results reverted to positive territory. Municipal bonds produced good returns in the period, and on an after-tax basis outpaced all of the major fixed income sectors. The Standish Intermediate Tax Exempt Bond Fund generated a total return for the period of 4.91%, after all expenses. This result slightly trailed the benchmark performance index (Lehman Muni 3, 5, 7 and 10 Year Index) return of 5.27%. The Fund's return was higher than its peer group of mutual funds: as measured by the Lipper Intermediate Muni Bond Fund Index, the composite of competing funds had a total return of 4.82%. The Standish Massachusetts Intermediate Tax Exempt Bond Fund produced a total return for the 12 months of 4.72%, after all expenses. Please note that the Massachusetts Fund invests only in bonds that are exempt from Massachusetts and federal income taxes, while the benchmark index is national in scope.

In the first half of the period, the nation's economy seemed in danger of overheating, and bond prices generally fell. Bond investors responded negatively to a stream of data showing rapid expansion of employment, booming retail sales and explosive manufacturing growth. The Federal Reserve appeared to confirm these fears by continuing a series of tightenings that ultimately hiked short-term rates by 175 basis points (bp) to 6.50%. With the final aggressive rate increase in mid-May, investors were convinced that the central bank was indeed vigilant in guarding against inflation, and bond prices began an ascent that lasted through August. Some gains were lost in September as spiking oil prices triggered a moderate sell-off. Another favorable factor for the bond markets was the announcement in February that burgeoning federal surpluses would be used to buy back Treasury bonds. The prospect for the first ever decline in Treasury bond supply caused long-dated government securities to rally. Municipal bonds benefited in 2000 from the rally in Treasury securities, and from strong retail demand and light volume.

INTERMEDIATE TAX EXEMPT BOND FUND

The Fund slightly lagged the Index throughout most of the period. In 2000, bonds of high tax states with substantial wealth creation, such as California, performed particularly well. Our underweight position in California bonds was a modest negative. Perhaps the most significant trend in the municipal bond market this year is the emergence of individual investors as the dominant source of demand. More conservative strategies favored by individuals and households were generally rewarded this year. The portfolio's high average credit quality and its heavy concentration in intermediate bonds were both positive factors. In addition, the Fund's investment in housing bonds provided excess yield which boosted returns.

MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

Heavy financing requirements for the Central Artery project (the Big Dig) and the Massachusetts Bay Transportation Authority (MBTA) exerted downward pressure on the Massachusetts market this year. As a result, returns in the Massachusetts portfolio were below those in the national portfolio. As in the Intermediate Tax Exempt Bond Fund, the conservative risk profile was positive for performance. An overweight position in health care bonds hurt performance, as the health care industry remained difficult.

Our outlook for both portfolios is positive. At current yields, we believe municipal bonds offer the potential for attractive taxable-equivalent returns with much less volatility than equity investments. The Funds will continue to emphasize a relatively conservative strategy emphasizing high-grade bonds and a duration target close to that of the benchmark. Rising federal and state tax burdens, especially for higher-income taxpayers, makes tax-exempt income an increasingly valuable investment goal. Our strategy for the portfolios seeks higher tax-exempt income by focusing on the careful selection of securities and sectors.

It has been our privilege to manage the Funds for the past eight years. We thank you for your continued support of the Standish Tax Exempt Bond Funds.

Sincerely,


/s/ Maria D. Furman                 /s/ Raymond J. Kubiak
Maria D. Furman                     Raymond J. Kubiak

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND,
   THE LEHMAN MUNI 3-5-7-10 INDEX, AND THE LIPPER INTERMEDIATE MUNI DEBT INDEX

    [The following information was represented by a line chart in the printed material.]

            Standish
          Massachusetts                                          Lipper
           Intermediate                 Lehman Muni           Intermediate
            Tax Exempt                   3-5-7-10               Muni Debt
              Fund                         Index                  Index
          -------------                 -----------           ------------
             100000                        100000                100000
             101305                        101290                101680
             102271                        102141                102575
             103357                        103448                103754
             106612                        106241                106867
             105229                        105147                105649
             106229                        105873                106504
             106517                        106201                106856
             108089                        107762                108309
             108333                        107870                108266
             110126                        109552                110193
             111047                        110517                111449
1 Year       111453                        110760                111628
             110850                        110106                110947
             112755                        111901                112766
             114008                        113020                113928
             111819                        110906                111512
             108020                        108189                108390
             108815                        109011                108845
             109620                        109633                109705
             109114                        109457                109387
             110452                        110848                110754
             110814                        111335                111175
             109664                        110433                110030
2 Year       108348                        109506                108820
             106924                        108290                107198
             108420                        109611                108796
             110702                        111398                110906
             112714                        113593                113213
             113693                        114819                114209
             113792                        115141                114461
             116267                        117870                117150
             115984                        117781                116787
             117232                        119260                117850
             118537                        120521                119005
             119107                        120988                119600
3 Year       120378                        121928                120736
             121656                        123148                122016
             122127                        123788                122797
             122871                        124952                123755
             122408                        124636                123371
             121361                        123655                122125
             121021                        123525                121905
             121211                        123407                121881
             122293                        124305                122624
             123029                        125259                123691
             123036                        125350                123703
             124205                        126403                124755
4 Year       125492                        127639                125915
             127445                        129528                127741
             127093                        129239                127345
             127352                        129734                127651
             128291                        130704                128582
             126833                        129318                127232
             127649                        130004                127868
             129137                        131538                129352
             130328                        132656                130516
             133077                        135335                133322
             132137                        134523                132242
             133584                        135855                133591
5 Year       134337                        136561                134179
             134970                        137043                134674
             136490                        138533                136353
             137821                        139825                137499
             137821                        139982                137540
             137937                        140045                137567
             137409                        139454                136893
             139331                        141301                138728
             139641                        141771                139149
             139949                        142197                139466
             141891                        144138                141474
             143530                        145737                142974
6 Year       143569                        146087                142977
             143943                        146449                143291
             144377                        146855                143750
             146207                        148676                145360
             145380                        148137                144589
             145272                        148171                144561
             145568                        148585                144951
             144918                        147939                144096
             142714                        146075                142136
             143559                        146973                142797
             142900                        146782                142154
YTD          143269                        147314                142240

--------------------------------------------------------------------------------

                          Average Annual Total Return
                          (for periods ended 9/30/00)

                                                            Since
                                                          Inception
            1 Year         3 Year         5 Year          11/02/1992
            ------         ------         ------          ----------

             4.72%          3.95%          4.73%             5.26%

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND,
  THE LEHMAN MUNI 3-5-7-10 INDEX, AND THE LIPPER INTERMEDIATE MUNI DEBT INDEX

    [The following information was represented by a line chart in the printed material.]

             Standish                                            Lipper
           Intermediate                 Lehman Muni           Intermediate
            Tax Exempt                   3-5-7-10               Muni Debt
              Fund                         Index                  Index
          -------------                 -----------           ------------
              100000                       100000                100000
              101801                       101290                101680
              102793                       102141                102575
              104194                       103448                103754
              107837                       106241                106867
              106346                       105147                105649
              107351                       105873                106504
              107657                       106201                106856
              109142                       107762                108309
              109502                       107870                108266
              111260                       109552                110193
              112344                       110517                111449
1 Year        112618                       110760                111628
              112004                       110106                110947
              113872                       111901                112766
              114967                       113020                113928
              112863                       110906                111512
              109373                       108189                108390
              110287                       109011                108845
              111348                       109633                109705
              111196                       109457                109387
              112496                       110848                110754
              112980                       111335                111175
              112274                       110433                110030
2 Year        111216                       109506                108820
              109615                       108290                107198
              110830                       109611                108796
              112944                       111398                110906
              114912                       113593                113213
              115946                       114819                114209
              116141                       115141                114461
              118555                       117870                117150
              118214                       117781                116787
              119290                       119260                117850
              120782                       120521                119005
              121480                       120988                119600
3 Year        122643                       121928                120736
              124158                       123148                122016
              124848                       123788                122797
              125763                       124952                123755
              125219                       124636                123371
              124321                       123655                122125
              124238                       123525                121905
              124341                       123407                121881
              125453                       124305                122624
              126454                       125259                123691
              126558                       125350                123703
              127879                       126403                124755
4 Year        129190                       127639                125915
              131226                       129528                127741
              130795                       129239                127345
              131197                       129734                127651
              132209                       130704                128582
              130777                       129318                127232
              131799                       130004                127868
              133387                       131538                129352
              134662                       132656                130516
              137839                       135335                133322
              136979                       134523                132242
              138456                       135855                133591
5 Year        139106                       136561                134179
              139753                       137043                134674
              141349                       138533                136353
              142706                       139825                137499
              142711                       139982                137540
              142681                       140045                137567
              142290                       139454                136893
              143984                       141301                138728
              144514                       141771                139149
              144846                       142197                139466
              146761                       144138                141474
              148481                       145737                142974
6 Year        148477                       146087                142977
              148666                       146449                143291
              148992                       146855                143750
              150798                       148676                145360
              149890                       148137                144589
              150002                       148171                144561
              150312                       148585                144951
              149526                       147939                144096
              147429                       146074                142136
              148097                       142797                142797
              147515                       142154                142154
YTD           147988                       142240                142240

--------------------------------------------------------------------------------

                          Average Annual Total Return
                          (for periods ended 9/30/00)

                                                            Since
                                                          Inception
            1 Year         3 Year         5 Year          11/02/1992
            ------         ------         ------          ----------

             4.91%          3.89%          5.03%             5.71%

--------------------------------------------------------------------------------

           PAST PERFORMANCE IS NOT PREDICITIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

The Standish Small Cap Tax Sensitive Fund produced an 86.20% return during the fiscal year ended September 30, 2000. This strong showing easily surpassed the benchmark Russell 2000 Growth Index's return of 29.66%. This mark's the second consecutive year of exceptionally strong returns on both an absolute and relative basis.

The net returns for the year have obviously been quite rewarding, but the path to that end result has not been smooth. Our superior relative performance has generally come from above market returns in the up markets and essentially in-line performance when the market is in a downdraft. The fiscal year began with a tremendous surge of investor enthusiasm for small cap growth companies--especially in the technology, biotechnology and business service areas on which the Fund has historically focused. Our focus on these fastest growing segments and excellent stock selection within those segments has allowed the fund to again outperform the benchmark. The wave of enthusiasm crested in early March of 2000, and the market for small cap growth companies has been very turbulent since that crest. March, April and May were very difficult months for the market, and the Fund was not immune from the difficulty. However, the Fund bounced back along with the market in June. Since June performance has fluctuated greatly from month to month.

Throughout these turbulent times, we have maintained our focus on investing in the highest growth areas of the economy--technology, health care and services. We have continued to invest in companies with excellent business positions, solid management teams, strong balance sheets, and the potential to grow 20% or more on an annualized basis. The environment for these companies is extremely competitive and the landscape changes dramatically in a short period of time. Therefore, we are continually on the alert to re-position the Fund in the best areas for growth. This strategy has proven to be very successful over the long term, but can be highly volatile. The Fund experienced both the success and the volatility of this strategy during the fiscal year.

Looking ahead, we expect positive returns for the Fund, albeit with continued substantial volatility. Not surprisingly, we do not anticipate the same type of extraordinary absolute returns that we witnessed in the last two fiscal years. The small cap growth market has produced outstanding performance over the past few years, and it is probable, if not inevitable, that the market will cool off at some point in the future. We will continue to invest in the high growth sectors of the economy, and in companies within those sectors that we believe will provide the best performance for the Fund.

Sincerely,


/s/ Nevin B. Markwart
Nevin B. Markwart

Note: In August of 2000, Nevin Markwart assumed portfolio management responsibilities for the Fund. Nevin is an associate director of Standish and has been a member of our tax-sensitive equity group since 1994. Nevin received his MBA from Northeastern University and is a Chartered Financial Analyst.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN STANDISH SMALL CAPITALIZATION TAX-SENSITIVE EQUITY FUND
                       AND THE RUSSELL 2000 GROWTH INDEX

    [The following information was represented by a line chart in the printed material.]

                             Standish
                               Small                       Russell
                          Capitalization                    2000
                           Tax-Sensitive                   Growth
                            Equity Fund                     Index
                          --------------                  --------
                              100000                       100000
                               99750                        99172
                              102750                       103694
                              107550                       105744
                              120900                       113862
                              128800                       119701
                              120750                       111923
                              104386                        98259
                              113194                       105534
                              117948                       110969
                              111292                       106181
                              112994                       109134
1 Year                        121231                       111262
                              126141                       114042
                              117174                       107155
                              108557                        99593
                              108407                        98438
                              125990                       113233
                              135058                       117071
                              142221                       123065
                              146880                       126757
                              163362                       136873
                              151990                       128652
                              152491                       125585
2 Year                        149858                       125655
                              147189                       123979
                              161188                       134925
                              168288                       140585
                              174432                       141447
                              161188                       131171
                              163756                       132511
                              151671                       121447
                              117127                        93417
                              130421                       102889
                              137269                       108260
                              148549                       116661
3 Year                        165821                       127219
                              181532                       132944
                              165116                       120779
                              186769                       125079
                              189488                       136124
                              189186                       136339
                              206861                       143524
                              200365                       139089
                              201271                       133887
                              204796                       136471
                              217184                       139965
                              256713                       154759
4 Year                        332765                       182043
                              217184                       139965
                              256713                       154759
                              332765                       182043
                              347597                       180350
                              490956                       222317
                              409302                       198952
                              348113                       178858
                              299121                       163190
                              377054                       184274
                              342635                       168482
                              394645                       186206
5 Year                        381323                       176951

--------------------------------------------------------------------------------

                          Average Annual Total Return
                          (for periods ended 9/30/00)

                                                    Since
                                                  Inception
                    1 Year         3 Year         01/02/1996
                    ------         ------         ----------

                    86.20%         32.65%           32.55%

--------------------------------------------------------------------------------

           PAST PERFORMANCE IS NOT PREDICITIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

The Standish Tax-Sensitive Equity Fund narrowly trailed the Standard & Poor 500 Index over the past 12 months, returning 12.00% vs. 13.29% for the broader market. This entire shortfall was attributable to the fourth quarter, 1999. Our investment style, which focuses on both growth and the valuation paid for companies in our portfolio, returned to favor among investors and the Fund outperformed the Index during the year 2000.

The U.S. economy has been extremely supportive to equity investments over the past 12 months. GDP growth and corporate profits were stronger than anticipated and there is no recession in sight. The dollar is strong, inflation is tame and consumer optimism remains near all-time highs. The main concerns are whether the Federal Reserve Bank can slow the economy before inflation begins to take hold and whether this slowing can result in a soft landing for the economy, without triggering a recession. The odds are long, but the limited evidence to date supports that the Fed is succeeding.

Good returns during the past 12 months came from several sectors of the portfolio including healthcare, financial services and real estate companies. Good returns from financial services and real estate were driven by both good earnings growth and low valuations. Healthcare stocks managed to shrug off election year rhetoric, as investors focused on the reliable earnings growth provided by this sector, even in the event of an economic downturn. Amgen, Medtronic and Elan--a Dublin-based pharmaceutical--returned 71%, 47% and 45%, respectively. Surprisingly, the portfolio's two best performances came in the technology sector. Although this segment weakened as the year progressed, the fourth quarter of 1999 was so strong that Sun Microsystems and SCI Systems returned 137% and 87% over the past 12 months.

Future returns will be decided by the course of the economy, but also by which stocks are favored by most investors, who have recently turned away from the narrow group of technology and telecom stocks which have dominated market returns for the past several years. It is our conviction that these segments of the market remain overvalued. Our strategy is to emphasize companies with solid current earnings and we believe that this means that the outlook for our Fund remains excellent.

Sincerely,


/s/ Laurence A. Manchester          /s/ Richard R. Davis    /s/ Susan B. Coan
Laurence A. Manchester              Richard R. Davis        Susan B. Coan

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
            STANDISH TAX-SENSITIVE EQUITY FUND AND THE S&P 500 INDEX

    [The following information was represented by a line chart in the printed materials.]

                       Standish
                     Tax-Sensitive    S&P 500
                      Equity Fund      Index
                      -----------      -----
                        100000         100000
                        103400         103404
                        105950         104363
                        106600         105368
                        109050         106921
                        110950         109678
                        110250         110096
                        105763         105232
                        111813         107451
                        118971         113499
                        120836         116629
                        129608         125445
1 Year                  130612         122960
                        138785         130642
                        138227         131667
                        134369         126257
                        140511         133781
                        151425         141929
                        157671         148287
                        173188         160091
                        169870         151126
                        179875         159407
                        174362         154083
                        178547         161217
2 Year                  180077         163986
                        180231         165799
                        195446         177758
                        208100         186861
                        207230         188741
                        202209         185496
                        204522         193031
                        199690         190976
                        161191         163365
                        167051         173830
                        182728         187962
                        194550         199353
3 Year                  207743         210836
                        208568         219649
                        193103         212817
                        193000         221330
                        201403         229896
                        204960         224475
                        211780         236933
                        204388         229543
                        198030         228345
                        191207         222135
                        195859         236192
                        203406         240994
4 Year                  210827         255188
                        195859         236192
                        203406         240994
                        210827         255188
                        199414         242367
                        196042         237787
                        216689         261049
                        209478         253194
                        210620         247999
                        213580         254112
                        208588         250140
                        224605         265676
5 Year                  214152         251651

--------------------------------------------------------------------------------

                          Average Annual Total Return
                          (for periods ended 9/30/00)

                                                    Since
                                                  Inception
                    1 Year         3 Year         01/02/1996
                    ------         ------         ----------

                    12.00%          5.99%            17.39%

--------------------------------------------------------------------------------

           PAST PERFORMANCE IS NOT PREDICITIVE OF FUTURE PERFORMANCE.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                MASSACHUSETTS
                                                 INTERMEDIATE      INTERMEDIATE       SMALL CAP
                                                  TAX EXEMPT        TAX EXEMPT      TAX-SENSITIVE    TAX-SENSITIVE
                                                  BOND FUND         BOND FUND        EQUITY FUND      EQUITY FUND
                                               ---------------   ---------------   ---------------  ---------------
ASSETS
  Investments, at value (Note 1A)*             $    63,190,568   $    78,787,575   $   216,711,283  $    31,682,119
  Cash                                                      --           228,049         3,030,103          330,294
  Receivable for investments sold                           --           100,000        13,337,020               --
  Receivable for Fund shares sold                      300,000                --            56,770               --
  Receivable from investment adviser (Note 2)               --                --               152               --
  Interest and dividends receivable                  1,012,899         1,354,747             5,718           35,717
  Receivable for variation margin on open
    financial futures contracts (Note 6)                    --                --                --           13,890
  Deferred organization costs (Note 1E)                     --                --               977              986
  Prepaid expenses                                       4,959            10,428            17,626            7,597
                                               ---------------   ---------------   ---------------  ---------------
    Total assets                                    64,508,426        80,480,799       233,159,649       32,070,603

LIABILITIES
  Payable for investments purchased                         --           228,049         8,675,319          348,975
  Payable for Fund shares redeemed                          --           160,071         8,907,126               --
  Payable for variation margin on open
    financial futures contracts (Note 6)                    --                --           302,200               --
  Distributions payable                                123,653           152,626                --               --
  Payable for delayed delivery transactions
    (Note 7)                                                --           560,605                --               --
  Accrued accounting, custody and transfer
    agent fees                                          17,278            19,702            38,413           11,823
  Accrued trustees' fees and expenses (Note
                                            2)           1,590             1,990             3,486            1,215
  Payable to investment adviser (Note 2)                    --                --                --               71
  Accrued expenses and other liabilities                26,264            28,321            32,492           26,377
                                               ---------------   ---------------   ---------------  ---------------
    Total liabilities                                  168,785         1,151,364        17,959,036          388,461
                                               ---------------   ---------------   ---------------  ---------------
NET ASSETS                                     $    64,339,641   $    79,329,435   $   215,200,613  $    31,682,142
                                               ===============   ===============   ===============  ===============
NET ASSETS CONSIST OF:
  Paid-in capital                              $    64,889,740   $    80,180,394   $   110,889,858  $    25,295,461
  Accumulated net realized gain (loss)                (531,294)         (759,905)       25,703,547       (1,081,097)
  Undistributed net investment income                    1,180             8,246                --           97,829
  Net unrealized appreciation (depreciation)           (19,985)          (99,300)       78,607,208        7,369,949
                                               ---------------   ---------------   ---------------  ---------------
TOTAL NET ASSETS                               $    64,339,641   $    79,329,435   $   215,200,613  $    31,682,142
                                               ===============   ===============   ===============  ===============
SHARES OF BENEFICIAL INTEREST OUTSTANDING            3,079,879         3,758,180         3,398,594          769,300
                                               ===============   ===============   ===============  ===============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)              $         20.89   $         21.11   $         63.32  $         41.18
                                               ===============   ===============   ===============  ===============
  *Identified cost of investments              $    63,210,553   $    78,886,875   $   137,263,274  $    24,265,492
                                               ===============   ===============   ===============  ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                MASSACHUSETTS
                                                INTERMEDIATE      INTERMEDIATE        SMALL CAP
                                                 TAX EXEMPT        TAX EXEMPT       TAX-SENSITIVE     TAX-SENSITIVE
                                                  BOND FUND         BOND FUND        EQUITY FUND       EQUITY FUND
                                               ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME
  Interest income                              $     3,130,350   $     4,112,069   $       688,172   $        58,608
  Dividend income (net of foreign withholding
    taxes of $557 for the Tax-Sensitive
    Equity Fund)                                            --                --            11,829           320,753
                                               ---------------   ---------------   ---------------   ---------------
    Total investment income                          3,130,350         4,112,069           700,001           379,361

EXPENSES
  Investment advisory fee (Note 2)                     246,382           317,593         1,898,441           142,657
  Accounting, custody and transfer agent fees          105,125           114,304           198,096            66,420
  Legal and audit services                              28,626            29,223            47,798            28,073
  Amortization of organizational expenses
    (Note 1E)                                               --                --             3,774             3,774
  Registration fees                                      1,453            18,750            26,450            16,779
  Insurance expense                                      5,735             7,500             5,215             3,510
  Trustees' fees and expenses (Note 2)                   6,997             6,467            15,356             4,709
  Miscellaneous                                          7,643            13,199            18,607             5,825
                                               ---------------   ---------------   ---------------   ---------------
    Total expenses                                     401,961           507,036         2,213,737           271,747

Deduct:
  Waiver of investment advisory fee (Note 2)                --                --                --          (116,253)
                                               ---------------   ---------------   ---------------   ---------------
    Total expense deductions                                --                --                --          (116,253)
                                               ---------------   ---------------   ---------------   ---------------
      Net expenses                                     401,961           507,036         2,213,737           155,494
                                               ---------------   ---------------   ---------------   ---------------
        Net investment income (loss)                 2,728,389         3,605,033        (1,513,736)          223,867
                                               ---------------   ---------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                  (427,170)         (759,905)       81,452,658           893,768
    Financial futures contracts                             --                --         2,037,139           (41,392)
                                               ---------------   ---------------   ---------------   ---------------
      Net realized gain (loss)                        (427,170)         (759,905)       83,489,797           852,376
  Change in unrealized appreciation
    (depreciation)
    Investment securities                              539,760           967,186        40,528,530         2,005,949
    Financial futures contracts                             --                --          (718,121)          (46,678)
                                               ---------------   ---------------   ---------------   ---------------
      Net change in unrealized appreciation
        (depreciation)                                 539,760           967,186        39,810,409         1,959,271
                                               ---------------   ---------------   ---------------   ---------------
    Net realized and unrealized gain                   112,590           207,281       123,300,206         2,811,647
                                               ---------------   ---------------   ---------------   ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS     $     2,840,979   $     3,812,314   $   121,786,470   $     3,035,514
                                               ===============   ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $  2,728,389        $ 2,436,564
  Net realized gain (loss)                                      (427,170)           172,363
  Net change in unrealized appreciation (depreciation)           539,760         (2,765,327)
                                                            ------------        -----------
  Net increase (decrease) in net assets from investment
    operations                                                 2,840,979           (156,400)
                                                            ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                  (2,728,389)        (2,436,564)
                                                            ------------        -----------
  Total distributions to shareholders                         (2,728,389)        (2,436,564)
                                                            ------------        -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            17,811,920         19,533,943
  Value of shares issued to shareholders in payment of
    distributions declared                                     1,240,724          1,085,435
  Cost of shares redeemed                                    (17,830,975)        (8,621,088)
                                                            ------------        -----------
  Net increase in net assets from Fund share
    transactions                                               1,221,669         11,998,290
                                                            ------------        -----------

TOTAL INCREASE IN NET ASSETS                                   1,334,259          9,405,326

NET ASSETS
  At beginning of year                                        63,005,382         53,600,056
                                                            ------------        -----------
  At end of year (including undistributed net
    investment income of $1,180 and $1,180,
    respectively)                                           $ 64,339,641        $63,005,382
                                                            ============        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $  3,605,033        $  3,527,125
  Net realized gain (loss)                                      (759,905)            361,582
  Net change in unrealized appreciation (depreciation)           967,186          (4,200,130)
                                                            ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                 3,812,314            (311,423)
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                  (3,605,033)         (3,527,125)
  From net realized gains on investments                        (218,599)           (723,687)
                                                            ------------        ------------
  Total distributions to shareholders                         (3,823,632)         (4,250,812)
                                                            ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            29,612,734          36,937,409
  Value of shares issued to shareholders in payment of
    distributions declared                                     1,920,539           2,316,211
  Cost of shares redeemed                                    (34,110,965)        (31,352,116)
                                                            ------------        ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                              (2,577,692)          7,901,504
                                                            ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                       (2,589,010)          3,339,269

NET ASSETS
  At beginning of year                                        81,918,445          78,579,176
                                                            ------------        ------------
  At end of year (including undistributed net
    investment income of $8,246 and $8,266,
    respectively)                                           $ 79,329,435        $ 81,918,445
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                      $  (1,513,736)       $   (668,847)
  Net realized gain                                           83,489,797           6,278,877
  Net change in unrealized appreciation (depreciation)        39,810,409          39,513,446
                                                           -------------        ------------
  Net increase in net assets from investment operations      121,786,470          45,123,476
                                                           -------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net realized gains on investments                     (39,853,251)                 --
                                                           -------------        ------------
  Total distributions to shareholders                        (39,853,251)                 --
                                                           -------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           112,057,941          43,866,832
  Value of shares issued to shareholders in payment of
    distributions declared                                    27,036,725                  --
  Cost of shares redeemed                                   (148,901,907)        (12,373,955)
                                                           -------------        ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                              (9,807,241)         31,492,877
                                                           -------------        ------------

TOTAL INCREASE IN NET ASSETS                                  72,125,978          76,616,353

NET ASSETS
  At beginning of year                                       143,074,635          66,458,282
                                                           -------------        ------------
  At end of year                                           $ 215,200,613        $143,074,635
                                                           =============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $    223,867        $    224,282
  Net realized gain (loss)                                       852,376          (1,097,849)
  Net change in unrealized appreciation (depreciation)         1,959,271           5,465,603
                                                            ------------        ------------
  Net increase in net assets from investment operations        3,035,514           4,592,036
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                    (179,274)           (221,630)
                                                            ------------        ------------
  Total distributions to shareholders                           (179,274)           (221,630)
                                                            ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            10,437,250          15,452,943
  Value of shares issued to shareholders in payment of
    distributions declared                                       135,633             181,126
  Cost of shares redeemed                                    (11,315,541)        (22,094,521)
                                                            ------------        ------------
  Net decrease in net assets from Fund share
    transactions                                                (742,658)         (6,460,452)
                                                            ------------        ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                        2,113,582          (2,090,046)

NET ASSETS
  At beginning of year                                        29,568,560          31,658,606
                                                            ------------        ------------
  At end of year (including undistributed net
    investment income of $97,829 and $60,096,
    respectively)                                           $ 31,682,142        $ 29,568,560
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                    NINE MONTHS
                                                         YEAR ENDED SEPTEMBER 30,                       ENDED          YEAR ENDED
                                           ----------------------------------------------------     SEPTEMBER 30,    DECEMBER 31,
                                            2000           1999           1998           1997           1996             1995
                                           -------        -------        -------        -------     -------------    ------------
NET ASSET VALUE, BEGINNING OF YEAR         $ 20.85        $ 21.78        $ 21.18        $ 20.63        $ 21.02          $ 19.55
                                           -------        -------        -------        -------        -------          -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                      0.92(1)        0.90(1)        0.94           0.97           0.74             0.94
  Net realized and unrealized gain
       (loss) on investments                  0.04          (0.93)          0.60           0.55          (0.39)            1.47
                                           -------        -------        -------        -------        -------          -------
Total from investment operations              0.96          (0.03)          1.54           1.52           0.35             2.41
                                           -------        -------        -------        -------        -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.92)         (0.90)         (0.94)         (0.97)         (0.74)           (0.94)
                                           -------        -------        -------        -------        -------          -------
Total distributions to shareholders          (0.92)         (0.90)         (0.94)         (0.97)         (0.74)           (0.94)
                                           -------        -------        -------        -------        -------          -------
NET ASSET VALUE, END OF YEAR               $ 20.89        $ 20.85        $ 21.78        $ 21.18        $ 20.63          $ 21.02
                                           =======        =======        =======        =======        =======          =======

TOTAL RETURN+++                               4.72%         (0.18)%         7.45%          7.55%          1.70%++         12.64%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily
    net assets)*                              0.65%          0.65%          0.65%          0.65%          0.65%+           0.65%
  Net Investment Income (to average
    daily net assets)*                        4.43%          4.19%          4.40%          4.67%          4.78%+           4.71%
  Portfolio Turnover                            23%            22%            19%            25%            35%++            77%
  Net Assets, End of Year
    (000's omitted)                        $64,340        $63,005        $53,600        $38,401        $32,136          $32,565

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share                N/A            N/A        $  0.92        $  0.95        $  0.72          $  0.95

Ratios (to average daily net assets):
  Expenses                                     N/A            N/A           0.77%          0.75%          0.73%+           0.72%
  Net investment income                        N/A            N/A           4.28%          4.57%          4.70%+           4.64%

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                      NINE MONTHS
                                                           YEAR ENDED SEPTEMBER 30,                       ENDED        YEAR ENDED
                                             ----------------------------------------------------     SEPTEMBER 30,   DECEMBER 31,
                                              2000           1999           1998           1997           1996           1995
                                             -------        -------        -------        -------     -------------   ------------
NET ASSET VALUE, BEGINNING OF YEAR           $ 21.11        $ 22.30        $ 21.78        $ 21.12        $ 21.40       $ 19.91
                                             -------        -------        -------        -------        -------       -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.95(1)        0.92(1)        0.96           1.01           0.79          0.98
  Net realized and unrealized gain
       (loss) on investments                    0.06          (0.99)          0.58           0.74          (0.28)         1.49
                                             -------        -------        -------        -------        -------       -------
Total from investment operations                1.01          (0.07)          1.54           1.75           0.51          2.47
                                             -------        -------        -------        -------        -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.95)         (0.92)         (0.96)         (1.01)         (0.79)        (0.98)
  From net realized gain on investments        (0.06)         (0.20)         (0.06)         (0.08)            --            --
                                             -------        -------        -------        -------        -------       -------
Total distributions to shareholders            (1.01)         (1.12)         (1.02)         (1.09)         (0.79)        (0.98)
                                             -------        -------        -------        -------        -------       -------
NET ASSET VALUE, END OF YEAR                 $ 21.11        $ 21.11        $ 22.30        $ 21.78        $ 21.12       $ 21.40
                                             =======        =======        =======        =======        =======       =======

TOTAL RETURN+++                                 4.91%         (0.33)%         7.24%          8.27%          2.43%++      12.65%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily
    net assets)*                                0.64%          0.63%          0.65%          0.65%          0.65%+        0.65%
  Net Investment Income (to average
    daily net assets)*                          4.54%          4.24%          4.37%          4.74%          4.99%+        4.75%
  Portfolio Turnover                              28%            43%            29%            23%            43%++        140%
  Net Assets, End of Year
    (000's omitted)                          $79,329        $81,918        $78,579        $52,723        $34,843       $32,865

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share                  N/A            N/A        $  0.95        $  0.99        $  0.76       $  0.95

Ratios (to average daily net assets):
  Expenses                                       N/A            N/A           0.69%          0.74%          0.82%+        0.79%
  Net investment income                          N/A            N/A           4.33%          4.65%          4.82%+        4.61%

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                             -------------------------------------------------------------------
                                               2000            1999           1998            1997        1996(2)
                                             --------        --------        -------        -------       ------
NET ASSET VALUE, BEGINNING OF YEAR           $  40.70        $  25.89        $ 32.61        $ 23.57       $20.00
                                             --------        --------        -------        -------       ------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*                 (0.39)(1)       (0.21)(1)      (0.15)(1)       0.02         0.04
  Net realized and unrealized gain
    (loss) on investments                       33.65           15.02          (6.42)          9.05         3.55
                                             --------        --------        -------        -------       ------
Total from investment operations                33.26           14.81          (6.57)          9.07         3.59
                                             --------        --------        -------        -------       ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       --              --          (0.01)         (0.03)       (0.02)
  From net realized gain on investments        (10.64)             --          (0.14)            --           --
                                             --------        --------        -------        -------       ------
Total distributions to shareholders            (10.64)             --          (0.15)         (0.03)       (0.02)
                                             --------        --------        -------        -------       ------
NET ASSET VALUE, END OF YEAR                 $  63.32        $  40.70        $ 25.89        $ 32.61       $23.57
                                             ========        ========        =======        =======       ======

TOTAL RETURN+++                                 86.20%          57.03%        (20.16)%        38.50%       17.95%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily
    net assets)*                                 0.87%           0.78%          0.75%          0.21%        0.00%+
  Net Investment Income (Loss) (to
    average daily net assets)*                  (0.60)%         (0.60)%        (0.51)%         0.08%        0.41%+
  Portfolio Turnover                              182%            168%           102%           102%          57%++
  Net Assets, End of Year
    (000's omitted)                          $215,201        $143,075        $66,458        $32,761       $6,896

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment loss per share                     N/A        $  (0.22)(1)    $ (0.22)(1)    $ (0.16)      $(0.28)

Ratios (to average daily net assets):
  Expenses                                        N/A            0.79%          0.97%          1.24%        3.45%+
  Net investment loss                             N/A           (0.61)%        (0.73)%        (0.95)%      (3.04)%+

(1)  Calculated based on average shares outstanding.
(2) For the period January 2, 1996, commencement of operations, to September 30, 1996.
+    Computed on an annualized basis.
++   Not anualized.
+++  Total return would have been lower in absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPTEMBER 30,
                                            --------------------------------------------------------------------------
                                             2000              1999            1998             1997            1996(2)
                                            -------          -------          -------          -------          ------
NET ASSET VALUE, BEGINNING OF YEAR          $ 36.99          $ 32.50          $ 35.24          $ 23.60          $20.00
                                            -------          -------          -------          -------          ------
FROM INVESTMENT OPERATIONS:
  Net investment income*                       0.31(1)          0.22(1)          0.29(1)          0.39(1)         0.28
  Net realized and unrealized gain
    (loss) on investments                      4.12             4.49            (2.77)           11.58            3.50
                                            -------          -------          -------          -------          ------
Total from investment operations               4.43             4.71            (2.48)           11.97            3.78
                                            -------          -------          -------          -------          ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (0.24)           (0.22)           (0.26)           (0.33)          (0.18)
                                            -------          -------          -------          -------          ------
Total distributions to shareholders           (0.24)           (0.22)           (0.26)           (0.33)          (0.18)
                                            -------          -------          -------          -------          ------
NET ASSET VALUE, END OF YEAR                $ 41.18          $ 36.99          $ 32.50          $ 35.24          $23.60
                                            =======          =======          =======          =======          ======

TOTAL RETURN+++                               12.00%           14.46%           (7.13)%          51.19%          18.97%++

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily
    net assets)*                               0.54%            0.50%            0.50%            0.20%           0.00%+
  Net Investment Income (to average
    daily net assets)*                         0.79%            0.59%            0.78%            1.31%           2.27%+
  Portfolio Turnover                             50%              50%              33%              25%             17%++
  Net Assets, End of Year
    (000's omitted)                         $31,682          $29,569          $31,659          $12,819          $2,843

----------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

Net investment income (loss) per share      $  0.15(1)       $  0.09(1)       $  0.09(1)       $ (0.07)(1)      $(0.36)

Ratios (to average daily net assets):
  Expenses                                     0.95%            0.85%            1.05%            1.73%           5.15%+
  Net investment income (loss)                 0.38%            0.24%            0.23%           (0.22)%         (2.88)%+

(1)  Calculated based on average shares outstanding.
(2) For the period January 2, 1996, commencement of operations, to September 30, 1996.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        PAR        VALUE
SECURITY                                        RATE      MATURITY     VALUE     (NOTE 1A)
-------------------------------------------------------------------------------------------
BONDS -- 96.3%

GENERAL OBLIGATIONS -- 19.1%
Amesbury MA State Qualified                     5.300%   06/01/2003  $ 750,000  $   757,500
Brockton MA State Qualified                     5.550%   12/15/2003    270,000      274,387
Brockton MA State Qualified                     5.650%   12/15/2004    300,000      306,375
Brockton MA State Qualified                     5.700%   06/15/2002    160,000      161,800
Brockton MA State Qualified                     6.125%   06/15/2018    250,000      257,812
Commonwealth of Massachusetts                   5.000%   11/01/2009  1,000,000    1,010,000
Commonwealth of Massachusetts                   7.500%   06/01/2004    700,000      752,500
Foxborough MA Stadium                           5.750%   06/01/2011  1,050,000    1,115,625
Lawrence MA State Qualified                     5.000%   09/15/2002    250,000      251,562
Lawrence MA State Qualified                     5.125%   09/15/2003  1,500,000    1,520,625
Mass Bay Transportation Authority               6.000%   03/01/2005    350,000      369,687
Mass Bay Transportation Authority               7.000%   03/01/2011  1,000,000    1,163,750
Mass St College Bldg Authority Project          7.500%   05/01/2006    500,000      568,125
Mass St College Bldg Authority Project          7.500%   05/01/2007    450,000      519,750
Mass St College Bldg Authority Project          7.500%   05/01/2008    250,000      292,187
Mass State Conservation Loan                    5.250%   08/01/2009    900,000      925,875
Massachusetts NCL                               6.000%   11/01/2011    850,000      925,437
University of Mass Building Authority State
  Guarantee                                     6.625%   05/01/2007  1,000,000    1,105,000
                                                                                -----------
Total General Obligations (Cost $12,132,145)                                     12,277,997
                                                                                -----------
GOVERNMENT BACKED -- 4.0%
Mass HEFA Carney Hospital Prerefunded-Series D  6.100%   07/01/2014    700,000      751,625
Mass HEFA Melrose Wakefield Hospital            6.350%   07/01/2006    310,000      331,700
Massachusetts Water Resource Authority
  Prerefunded-Series A                          6.000%   08/01/2020    500,000      531,875
Plymouth County COP                             7.000%   04/01/2022    500,000      533,750
Puerto Rico Commonwealth Aqueduct               9.000%   07/01/2009    400,000      460,500
                                                                                -----------
Total Government Backed (Cost $2,555,772)                                         2,609,450
                                                                                -----------
HOUSING REVENUE -- 8.4%
Mass HFA Residential Development FNMA           5.600%   05/15/2004    250,000      257,500
Mass HFA Residential Development FNMA           6.250%   11/15/2012  1,000,000    1,041,250
Mass HFA Residential Development FNMA           6.875%   11/15/2011  2,000,000    2,097,500
Massachusetts St Housing Finance Agency         6.300%   10/01/2013    950,000      980,875
Massachusetts St Housing Finance Agency MFU
  FNMA                                          6.250%   11/15/2012  1,000,000    1,041,250
                                                                                -----------
Total Housing Revenue (Cost $5,410,493)                                           5,418,375
                                                                                -----------
INDUSTRIAL DEVELOPMENT -- 2.9%
City of Boston Industrial Development Finance
  Authority                                     5.875%   04/01/2030    450,000      456,187
City of Boston Industrial Development Finance
  Authority AMT                                 7.375%   05/15/2015    865,000      889,722
Mass DFA Resource Recovery                      6.900%   12/01/2029    500,000      509,375
                                                                                -----------
Total Industrial Development (Cost $1,846,534)                                    1,855,284
                                                                                -----------
INSURED BOND -- 33.2%
Attleboro MA MBIA NCL                           6.000%   10/01/2004    600,000      630,000
Brockton MA MBIA                                6.000%   04/01/2007  1,010,000    1,083,225
Chelsea MA School District AMBAC                6.000%   06/15/2004    750,000      786,563
Chelsea MA School District AMBAC                7.000%   06/15/2003    265,000      280,900

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        PAR        VALUE
SECURITY                                        RATE      MATURITY     VALUE     (NOTE 1A)
-------------------------------------------------------------------------------------------
INSURED BOND (CONTINUED)
Holyoke MA FSA                                  6.000%   06/15/2006  $ 600,000  $   640,500
Holyoke MA FSA                                  6.000%   06/15/2007    800,000      860,000
Mass Bay Transportation Authority FGIC          5.500%   03/01/2011    300,000      313,500
Mass Bay Transportation Authority FGIC          7.000%   03/01/2011  1,055,000    1,227,756
Mass Bay Transportation Authority FSA           5.250%   03/01/2012    500,000      518,750
Mass DFA Curry College                          4.100%   03/01/2004    165,000      158,606
Mass DFA Northern Berkshire Retirement
  Development                                   5.750%   08/15/2009    425,000      431,906
Mass DFA Northern Berkshire Retirement
  Development                                   5.750%   08/15/2010    450,000      455,625
Mass HEFA Harvard Pilgrim FSA                   5.250%   07/01/2006  1,100,000    1,108,250
Mass HEFA Mass Eye and Ear ACA                  5.000%   07/01/2005    660,000      657,525
Mass HEFA NE Medical FGIC                       6.000%   07/01/2003    400,000      413,500
Mass HEFA Partners FSA                          5.500%   07/01/2007    635,000      656,431
Mass State Development Finance Agency Revenue   5.500%   09/01/2002    175,000      177,406
Mass State Development Finance Agency Revenue   5.500%   09/01/2003    265,000      270,300
Mass State Development Finance Agency Revenue   5.500%   09/01/2004    280,000      287,000
Mass State Development Finance Agency Revenue   5.500%   09/01/2005    175,000      180,031
Mass State General Obligation MBIA              4.750%   04/01/2018    500,000      448,750
Mass State Revenue AMBAC                        5.750%   08/01/2010  1,500,000    1,601,250
Mass Water Resource Authority FGIC NCL          6.000%   11/01/2006    800,000      855,000
Massachusetts AMBAC NCL AMT                     5.750%   08/01/2010  1,000,000    1,067,500
Massachusetts Port Authority MBIA               5.750%   07/01/2007    500,000      524,375
Nantucket MA MBIA                               6.000%   07/15/2007    500,000      537,500
New Bedford MA AMBAC                            6.000%   10/15/2005    575,000      610,938
Puerto Rico Commonwealth FSA                    5.500%   07/01/2012  1,400,000    1,496,250
Puerto Rico Commonwealth Highway &
  Transportation Authority MBIA                 5.500%   07/01/2013  1,140,000    1,211,250
Route 3 Mass Transportation Improvement
  Authority MBIA NCL                            5.500%   06/15/2009    725,000      759,438
Upper Blackstone Water AMBAC                    6.500%   08/01/2005    430,000      464,938
Worcester MA FSA NCL                            5.500%   04/01/2010    600,000      630,000
                                                                                -----------
Total Insured Bond (Cost $21,292,711)                                            21,344,963
                                                                                -----------
LEASE REVENUE -- 1.2%
Puerto Rico Housing Bank Appropriation          5.125%   12/01/2005    750,000      768,750
                                                                                -----------
Total Lease Revenue (Cost $744,052)                                                 768,750
                                                                                -----------
LOC GIC -- 1.0%
Mass IFA Amesbury LOC: State Street AMT         5.350%   09/01/2005    275,000      275,000
Mass IFA Orchard Cove Project LOC: Fleet
  National Bank                                 5.000%   05/01/2026    415,000      415,000
                                                                                -----------
Total LOC GIC (Cost $690,000)                                                       690,000
                                                                                -----------
REVENUE BONDS -- 23.3%
Mass DFA Massachusetts College of Pharmacy      5.750%   07/01/2006    280,000      281,400
Mass DFA Williston School AMT                   6.000%   10/01/2013    500,000      467,500
Mass HEFA Cape Cod Healthcare                   5.125%   11/15/2009    600,000      549,750
Mass HEFA Central New England Health Systems    5.750%   08/01/2003    275,000      267,781
Mass HEFA Childrens Hospital                    6.125%   10/01/2012    550,000      564,438
Mass HEFA Dana Farber Notes NCL                 6.500%   12/01/2006    650,000      683,313
Mass HEFA Milford Hospital                      5.250%   07/15/2007    600,000      559,500
Mass HEFA No. Adams Regional Hospital           6.750%   07/01/2009    600,000      597,750

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        PAR        VALUE
SECURITY                                        RATE      MATURITY     VALUE     (NOTE 1A)
-------------------------------------------------------------------------------------------
REVENUE BONDS (CONTINUED)
Mass HEFA Partners HealthCare                   5.000%   07/01/2009  $ 500,000  $   480,000
Mass HEFA Youville Hospital FHA Secured         6.125%   02/15/2015    585,000      594,506
Mass IFA Berkshire Retirement Development(a)    5.125%   07/01/2018    530,000      530,090
Mass IFA Brooks School                          5.600%   07/01/2005    245,000      256,025
Mass IFA Brooks School                          5.900%   07/01/2013    410,000      431,525
Mass IFA Clark University                       6.450%   07/01/2001    300,000      304,296
Mass IFA Resource Recovery                      6.150%   07/01/2002  1,000,000    1,012,500
Mass IFA Resource Recovery Ogden                4.800%   12/01/2004  1,150,000    1,118,375
Mass IFA Springfield College                    5.625%   09/15/2010    750,000      752,813
Mass IFA Wentworth Institute                    5.050%   10/01/2005    290,000      288,913
Mass State Development Finance Agency           6.000%   08/01/2011    550,000      563,063
Mass Water Resource Authority                   5.250%   03/01/2013    500,000      498,750
Mass Water Resource Authority NCL               6.500%   07/15/2009  1,000,000    1,111,250
Massachusetts Port Authority                    5.750%   07/01/2012    700,000      739,375
Massachusetts Port Authority                    6.000%   07/01/2011  1,000,000    1,077,500
Massachusetts Water Trust New Bedford NCL       5.250%   02/01/2011    330,000      335,775
Puerto Rico Industrial Tour Ed Anamendez Univ   5.000%   02/01/2005    250,000      252,813
Puerto Rico Industrial Tour Ed Anamendez Univ   5.000%   02/01/2006    650,000      656,500
                                                                                -----------
Total Revenue Bonds (Cost $15,239,574)                                           14,975,501
                                                                                -----------
SPECIAL REVENUES -- 3.2%
Massachusetts St Special Obligation             5.500%   06/01/2013  1,000,000    1,031,250
Virgin Islands Public Finance Authority         5.625%   10/01/2010  1,000,000    1,013,750
                                                                                -----------
Total Special Revenues (Cost $2,094,024)                                          2,045,000
                                                                                -----------
TOTAL BONDS (COST $62,005,305)                                                   61,985,320
                                                                                -----------
SHORT-TERM INVESTMENTS -- 1.9%

SHORT TERM BONDS -- 1.9%
Mass HEFA Berklee College of Music(a)           5.400%   10/01/2027    300,000      300,000
Mass HEFA Harvard University(a)                 5.500%   02/01/2016    100,000      100,000
Mass HEFA Harvard University(a)                 5.500%   08/01/2017    100,000      100,000
Mass HEFA Harvard University(a)                 5.550%   11/01/2049    500,000      500,000
Mass HEFA Harvard University(a)                 5.600%   07/01/2035    100,000      100,000
Mass HEFA Newton Wellesley Hospital MBIA(a)     3.750%   07/01/2025    100,000      100,000
                                                                                -----------
                                                                                  1,200,000
                                                                                -----------
REPURCHASE AGREEMENTS -- 0.0%
Tri-party repurchase agreement dated 09/29/00
with Bank of New York and Investors Bank and
Trust Company, due 10/02/00, with a maturity
value of $5,250 and an effective yield of
5.60%, collateralized by a U.S. Government
Obligation with a rate of 6.50%, a maturity
date of 06/01/29 and an aggregate market
value of $5,417.                                                                      5,248
                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,205,248)                                    1,205,248
                                                                                -----------

TOTAL INVESTMENTS -- 98.2% (COST $63,210,553)                                   $63,190,568

OTHER ASSETS, LESS LIABILITIES -- 1.8%                                            1,149,073
                                                                                -----------

NET ASSETS -- 100.0%                                                            $64,339,641
                                                                                ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
COP - Certification of Participation
DFA - Development Financial Agency
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Association
GIC - Guaranteed Investment Contract
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
MFU - Multi-Family Unit
NCL - Non-callable
(a)  Variable Rate Security; rate indicated is as of 9/30/00.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        PAR        VALUE
SECURITY                                        RATE      MATURITY     VALUE     (NOTE 1A)
-------------------------------------------------------------------------------------------
BONDS -- 98.9%

GENERAL OBLIGATIONS -- 8.1%
Alpine Utah School District                      5.000%   03/15/2011  $  25,000  $    24,906
Commonwealth of Massachusetts                    7.500%   06/01/2004    500,000      537,500
Conroe Texas Independant School District         5.500%   02/15/2013    700,000      715,750
District of Columbia                             5.800%   06/01/2004    250,000      254,375
Goose Creek TX Independent School District       7.000%   08/15/2009    600,000      690,000
Grand Central NY District Management             5.000%   01/01/2006     25,000       25,219
Honolulu HI City & County                        5.400%   09/27/2007    500,000      515,000
Hudson County NJ Import Authority                7.600%   08/01/2025    865,000      889,030
Massachusetts NCL                                6.000%   11/01/2011    500,000      544,375
McKinney TX Independent School District Asset
  Guarentee NCL                                  6.000%   02/15/2007    500,000      533,125
New York State NCL                               5.000%   03/01/2005     15,000       15,206
Northeast TX Independent School District NCL     7.000%   02/01/2009  1,000,000    1,142,500
Washington State                                 4.750%   07/01/2020    600,000      519,000
                                                                                 -----------
Total General Obligations (Cost $6,424,978)                                        6,405,986
                                                                                 -----------
GOVERNMENT BACKED -- 3.6%
Cincinnati OH Public Schools                     6.150%   06/15/2002    600,000      611,250
District of Columbia Medlantic Hospital
  Prerefunded                                    7.000%   08/15/2005    400,000      417,000
Mashantucket CT Western Pequot                   6.500%   09/01/2005    995,000    1,078,331
Met Peoria IL Prerefunded                        6.250%   07/01/2017    300,000      327,750
Texas State Turnpike Prerefunded                12.625%   01/01/2020    395,000      454,744
                                                                                 -----------
Total Government Backed (Cost $2,802,997)                                          2,889,075
                                                                                 -----------
HOUSING REVENUE -- 11.3%
California Housing Authority                     5.050%   02/01/2017    360,000      359,100
California Housing Authority MBIA                5.650%   08/01/2025    190,000      191,187
Colorado HFA Multi Family Insured Mortgage       7.900%   10/01/2000    225,000      225,000
Colorado HFA Single Family Insured Mortgage      5.250%   10/01/2007    500,000      508,125
Florida Housing Finance Agency                   0.000%   07/15/2016     65,000       10,237
Florida Housing Finance Corp.                    5.750%   01/01/2017    535,000      536,337
Hawaii Housing Finance and Development Corp.     7.000%   07/01/2031    505,000      520,483
Mass HFA Residential Development FNMA            6.875%   11/15/2011    400,000      419,500
Michigan Housing Development Authority AMBAC     6.400%   04/01/2005    250,000      260,937
Mississippi Home Corp. SFM Amt                   5.450%   06/01/2024    500,000      498,750
New Mexico Mortgage Finance Authority            5.750%   07/01/2014    260,000      262,925
New Mexico Mortgage Finance Authority            6.250%   07/01/2029    990,000    1,024,650
New York Mortgage Agency                         5.750%   04/01/2004    650,000      671,125
North Carolina Housing Finance Agency            7.600%   03/01/2021    540,000      554,051
Ohio HFA SFM Amt NCL                             4.300%   09/01/2002    500,000      495,625
Pennsylvania Housing Finance Agency              5.350%   10/01/2008    270,000      274,387
Rhode Island Housing & Mortgage                  4.950%   10/01/2016    295,000      293,894
Texas Dept Housing & Community                   6.950%   07/01/2023    450,000      465,750
Virginia Housing Development Authority           0.000%   11/01/2017    180,000       36,958
Virginia Housing Development Authority
  Commission                                     6.100%   07/01/2001  1,300,000    1,315,327
Washington Housing Finance Agency                7.100%   07/01/2022     50,000       51,750
                                                                                 -----------
Total Housing Revenue (Cost $9,055,940)                                            8,976,098
                                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        PAR        VALUE
SECURITY                                        RATE      MATURITY     VALUE     (NOTE 1A)
-------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 9.1%
Alaska Industrial Development and Export
  Authority                                      5.500%   04/01/2001  $ 500,000  $   502,605
Alaska Industrial Development and Export
  Authority                                      6.200%   04/01/2003    150,000      154,686
California Statewide Equity Residential(a)       5.200%   12/01/2029  1,000,000      991,250
Dayton OH Special Facilities Emery               6.050%   10/01/2009    500,000      503,750
Dayton OH Special Facilities Emery               6.050%   10/01/2009  1,000,000    1,007,500
Eddyville IA Pollution Control Revenue
  Cargill                                        5.400%   10/01/2006    500,000      505,625
Gloucester NJ Resource Recovery                  6.850%   12/01/2029    500,000      516,250
Hendersonville TN Kroger                         5.950%   12/15/2008    395,000      389,075
Mass DFA Resource Recovery                       6.900%   12/01/2029    500,000      509,375
Matagorda County TX Pollution Control Revenue    4.900%   05/01/2030    500,000      500,345
Murray KY Industrial Development Kroger          7.250%   09/01/2012    350,000      365,750
New York NY Tsasc Inc.                           6.000%   07/15/2019  1,000,000      998,750
Weld County CO Industrial Development Conagra    6.750%   12/15/2001    275,000      279,469
                                                                                 -----------
Total Industrial Development (Cost $7,260,773)                                     7,224,430
                                                                                 -----------
INSURED BOND -- 40.7%
Charleston SC COP MBIA                           6.000%   12/01/2008  1,000,000    1,076,250
Chicago IL FGIC                                  5.250%   01/01/2012  1,000,000    1,005,000
Chicago IL Park District Parking Facility ACA    5.750%   01/01/2010  1,000,000    1,025,000
Cook County IL Community College FGIC            8.750%   01/01/2006  1,000,000    1,178,750
Cook County IL FGIC                              6.000%   11/15/2006  1,000,000    1,063,750
Cook County IL High School FGIC                  7.875%   12/01/2014    750,000      936,562
Cook County IL School District FSA NCL           6.750%   05/01/2010  1,750,000    1,981,875
Cow Creek Band Umpqua OR AMBAC                   4.250%   07/01/2003    600,000      594,000
Denver CO Airport MBIA                           7.500%   11/15/2006    500,000      556,875
District of Columbia MBIA                        5.750%   06/01/2010     25,000       26,312
District of Columbia MBIA                        6.000%   06/01/2011  1,275,000    1,367,437
District of Columbia Medlantic Hospital MBIA     7.000%   08/15/2005    400,000      413,000
Douglas County Colorado School District MBIA     7.000%   12/15/2012    625,000      733,594
Florida Educational Facilities Authority
  Revenues University Tampa Asset Guarentee      5.750%   04/01/2018  1,000,000    1,012,500
Georgia Municipal Electric Authority AMBAC       6.000%   01/01/2006  1,300,000    1,378,000
Georgia Municipal Electric Authority Power
  FGIC                                           6.250%   01/01/2012  1,150,000    1,262,125
Grand River Dam Authority Oklahoma AMBAC         5.500%   06/01/2013    385,000      401,844
Greater Detroit MI Resource Recovery AMBAC       6.250%   12/13/2007    400,000      433,500
Henderson NV FGIC                                5.000%   09/01/2016  1,000,000      937,500
Hot Springs AK Sales & Use Tax FSA               4.950%   12/01/2008     30,000       29,999
Illinois Health Facilities Authority Revenue
  Asset Guaranty                                 6.250%   05/01/2011  1,300,000    1,339,000
Intercommunity HFA ACA                           5.000%   11/01/2005  2,020,000    2,042,725
Jefferson County OH Asset Guaranty               6.625%   12/01/2005    250,000      261,562
Maine Government Facility Authority FSA          5.750%   10/01/2010  1,000,000    1,061,250
Michigan Strategic Fund Ltd. FGIC                6.950%   09/01/2021  1,000,000    1,034,450
NC Eastern Municipal Power Agency ACA            6.000%   01/01/2006  1,000,000    1,025,000
Nassau County NY FGIC                            6.000%   07/01/2010     25,000       26,938
New York Dormitory Authority AMBAC               4.400%   08/01/2013    500,000      490,625
New York Dormitory Authority AMBAC               5.250%   07/01/2008    800,000      820,000
New York Dormitory Authority Asset Guaranty      5.250%   07/01/2005  1,000,000    1,031,250
Oklahoma IDA Baptist Med Center AMBAC            7.000%   08/15/2006    500,000      553,750
Orange County CA Recovery MBIA                   5.800%   07/01/2016    400,000      418,000
Palm Beach County FL Solid Waste AMBAC           6.000%   10/01/2009     60,000       65,175

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        PAR        VALUE
SECURITY                                        RATE      MATURITY     VALUE     (NOTE 1A)
-------------------------------------------------------------------------------------------
INSURED BOND (CONTINUED)
Palm Beach County FL Solid Waste AMBAC           6.000%   10/01/2009  $ 440,000  $   475,200
Pasco County FL Solid Waste AMBAC NCL            6.000%   04/01/2010  1,000,000    1,067,500
Stafford Texas Economic Development Corp.
  FGIC#                                          6.000%   09/01/2015    525,000      560,438
Teton County WY St John Hospital ACA             5.000%   12/01/2004    535,000      531,656
Tucson AZ COP Asset Guaranty                     6.000%   07/01/2004    415,000      422,263
Washington DC Convent Center Authority AMBAC     5.250%   10/01/2014  1,000,000      987,500
Washington HCFA MBIA                             5.000%   08/15/2018    700,000      639,625
                                                                                 -----------
Total Insured Bond (Cost $32,448,251)                                             32,267,780
                                                                                 -----------
LEASE REVENUE -- 4.5%
Battery Park NY Authority Junior Lien            5.200%   11/01/2023    215,000      213,426
Kentucky Property & Buildings Commission         6.000%   02/01/2005  1,000,000    1,053,750
NY Metropolitan Transportation Authority         5.750%   07/01/2015    500,000      504,375
New York Dormitory Authority                     5.500%   02/15/2005  1,000,000    1,020,000
New York Dormitory Authority                     6.000%   07/01/2006    500,000      528,125
New York State Urban Development Corp.           6.000%   01/01/2004    250,000      259,375
                                                                                 -----------
Total Lease Revenue (Cost $3,531,227)                                              3,579,051
                                                                                 -----------
LOC GIC -- 0.6%
New York Dormitory Authority LOC: Fleet Bank     5.500%   07/01/2003    500,000      506,250
                                                                                 -----------
Total LOC GIC (Cost $505,017)                                                        506,250
                                                                                 -----------
REVENUE BONDS -- 18.4%
California HFA Odd Fellows Home                  5.700%   08/15/2014  1,000,000    1,047,500
Camden NJ Cooper Hospitals                       5.600%   02/15/2007    240,000      186,600
Florida State Mid-Bay Bridge Authority           4.000%   10/01/2022  1,000,000    1,018,610
Foothills CA Transportation Agency               0.000%   01/01/2007    500,000      427,500
Illinois Health Facility Authority Revenue       6.000%   05/15/2010    500,000      503,750
Illinois HEFA Northwestern University            5.050%   11/01/2032    725,000      729,531
Maricopa County AR Industrial Development        6.650%   04/01/2026    500,000      504,900
Mass DFA Williston School AMT                    6.000%   10/01/2013    300,000      280,500
Mass IFA Berkshire Retirement Development(a)     5.125%   07/01/2018    500,000      500,085
Mass IFA Resource Recovery                       6.150%   07/01/2002    700,000      708,750
Med Univ SC Hospital Facility Revenue            5.625%   07/01/2010  1,000,000      983,750
Met Govt Nashville & Davidson TN Vanderbilt      6.000%   05/01/2008    610,000      656,513
Montana Student Assistance Corp.                 5.950%   12/01/2012    210,000      209,738
New Hampshire Education Authority Brewster
  Academy                                        5.400%   06/01/2001    105,000      105,391
New Hampshire HEFA Monadnock Hospital            5.250%   10/01/2007    475,000      435,219
New Hampshire HEFA Nashua Hospital               6.250%   10/01/2008    750,000      755,625
New York Med Center Mt. Sinai FHA                5.950%   08/15/2009    130,000      131,463
New York Med Center St. Luke's FHA               5.600%   08/15/2013    435,000      436,088
North Texas Higher Education and Student Loan
  Authority                                      6.100%   04/01/2008    750,000      765,000
Port Jervis NY IDA                               5.250%   11/01/2006    100,000      102,250
Puerto Rico Industrial Tour Ed Anamendez
  University                                     5.000%   02/01/2008    700,000      705,250
Scranton PA Allied Rehabilitation                7.125%   07/15/2005  1,075,000    1,089,781
Tyler TX Health Facilities Development Corp.     5.250%   07/01/2001    835,000      835,777
Utah Student Loan AMBAC                          7.450%   11/01/2008  1,200,000    1,226,112
Volusia FL HEFA Embry Riddle University          5.500%   10/15/2004    220,000      223,575
Wisconsin State Transportation                   5.500%   07/01/2010     15,000       15,656
                                                                                 -----------
Total Revenue Bonds (Cost $14,564,944)                                            14,584,914
                                                                                 -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        PAR        VALUE
SECURITY                                        RATE      MATURITY     VALUE     (NOTE 1A)
-------------------------------------------------------------------------------------------
SPECIAL REVENUES -- 2.6%
District of Columbia Redevelopment Agency        5.625%  11/01/2010  $ 475,000  $   477,709
Long Beach CA Aquarium                           5.750%  07/01/2005    200,000      205,750
Los Angeles CA Community Redevelopment           5.000%  11/15/2000    500,000      500,235
New York Transitional Finance Authority          4.750%  11/15/2023  1,000,000      858,750
                                                                                -----------
Total Special Revenues (Cost $1,981,201)                                          2,042,444
                                                                                -----------
TOTAL BONDS (COST $78,575,328)                                                   78,476,028
                                                                                -----------
SHORT-TERM INVESTMENTS -- 0.4%
SHORT TERM BONDS -- 0.4%
Los Angeles CA International Airport(a)          3.700%  12/01/2025    100,000      100,000
Los Angeles CA Regional Airport(a)               4.000%  12/01/2024    200,000      200,000
                                                                                -----------
                                                                                    300,000
                                                                                -----------
REPURCHASE AGREEMENTS -- 0.0%
Tri-party repurchase agreement dated 09/29/00
with Bank of New York and Investors Bank and
Trust Company, due 10/02/00, with a maturity
value of $11,552 and an effective yield of
5.60%, collateralized by a U.S. Government
Obligation with a rate of 6.50%, a maturity
date of 06/01/29 and an aggregate market
value of $12,640.                                                                    11,547
                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (COST $311,547)                                        311,547
                                                                                -----------

TOTAL INVESTMENTS -- 99.3% (COST $78,886,875)                                   $78,787,575

OTHER ASSETS, LESS LIABILITIES -- 0.7%                                              541,860
                                                                                -----------

NET ASSETS -- 100.0%                                                            $79,329,435
                                                                                ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
COP - Certification of Participation
DFA - Development Financial Agency
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Association
GIC - Guaranteed Investment Contract
HCFA - Health Care Facilities Authority
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
NCL - Non-callable
SFM - Single Family Mortgage
(a)  Variable Rate Security; rate indicated is as of 9/30/00.
#    Delayed delivery contract (Note 7).

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 94.5%

BASIC INDUSTRY -- 0.9%
Symyx Technologies*                                         43,200  $  1,873,800
                                                                    ------------
CAPITAL GOODS -- 11.0%
Capstone Turbine Corp.*                                     56,700     3,926,475
Dycom Industries, Inc.*                                     19,300       803,362
EGL, Inc.*                                                 169,650     5,131,912
Expeditors International Wash, Inc.                         58,000     2,613,625
Forward Air Corp.*                                         124,200     4,370,288
Peco II, Inc.*                                              50,200     2,349,987
SatCon Technology Corp.*                                    35,800     1,279,850
Universal Compression Holdings*                            106,900     3,307,219
                                                                    ------------
                                                                      23,782,718
                                                                    ------------
EARLY CYCLICAL -- 2.4%
Atlantic Coast Airlines, Inc.*                             106,300     3,421,531
Skywest, Inc.                                               32,200     1,650,250
                                                                    ------------
                                                                       5,071,781
                                                                    ------------
ENERGY -- 5.6%
Cal Dive International, Inc.*                               74,200     4,243,312
Dril-Quip*                                                  46,400     1,850,200
National-Oilwell, Inc.*                                    127,400     3,981,250
Newfield Exploration Co.*                                   24,400     1,139,175
Newpark Resources, Inc.*                                    99,500       920,375
                                                                    ------------
                                                                      12,134,312
                                                                    ------------
FINANCIAL -- 2.6%
Boston Private Financial Holdings, Inc.                     34,500       569,250
Costar Group, Inc.*                                        137,900     5,102,300
                                                                    ------------
                                                                       5,671,550
                                                                    ------------
GROWTH CYCLICAL -- 0.9%
Cost Plus, Inc.*                                            64,300     1,937,037
                                                                    ------------
HEALTH CARE -- 20.2%
ADAC Laboratories*                                         276,000     5,744,250
Accredo Health, Inc.*                                      113,900     5,566,862
Alexion Pharmaceuticals, Inc.*                              47,500     5,415,000
Alkermes, Inc.*                                             69,100     2,668,987
Angiotech Pharmaceuticals, Inc.*                            38,200     1,508,900
COR Therapeutics, Inc.*                                     99,100     6,175,169
Ciphergen Biosystems Inc.*                                  43,000     1,376,000
Cubist Pharmaceuticals, Inc.*                               19,300     1,004,806
Ilex Oncology, Inc.*                                        91,400     2,753,425
ImmunoGen, Inc.*                                             2,300        78,631
Inhale Therapeutic Systems, Inc.*                          121,100     6,827,012
North American Scientific, Inc.*                            41,900     1,330,325

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Rita Medical Products*                                      52,000  $    580,128
Vical, Inc.*                                                27,100       701,212
XOMA Ltd.*                                                 127,500     1,840,781
                                                                    ------------
                                                                      43,571,488
                                                                    ------------
SERVICES -- 12.2%
Career Education Corp.*                                    148,400     6,603,800
Corporate Executive Board Co.*                             114,000     4,588,500
Diamond Technology Partners, Inc.*                          27,000     2,004,750
Digex, Inc.*                                                37,000     1,734,375
Pinnacle Holdings, Inc.*                                    28,000       745,500
SBA Communications Corp.*                                   50,000     2,096,875
SBS Broadcasting SA*                                        69,000     2,747,063
SmartForce PLC ADR*                                         77,700     3,681,038
Westwood One, Inc.*                                         93,000     1,993,688
                                                                    ------------
                                                                      26,195,589
                                                                    ------------
TECHNOLOGY -- 38.7%
Aspen Technologies, Inc.*                                  102,200     4,611,775
Avocent Corp.*                                             116,250     6,408,281
Benchmark Electronics, Inc.*                                29,800     1,549,600
Computer Network Technology Corp.*                          41,700     1,433,438
Cree Research, Inc.*                                        34,000     3,952,500
Daleen Technologies, Inc.*                                  41,700       617,681
Emulex Corp.*                                               36,100     4,422,250
Exar Corp.*                                                 54,600     6,606,600
GSI Lumonics, Inc.*                                         73,700     1,216,050
International Rectifier Corp.*                             119,000     6,016,938
Kopin Corp.*                                                62,700     1,128,600
Lexent, Inc.*                                               35,300     1,050,175
Manufacturers Services Ltd.*                                55,100       654,313
MatrixOne, Inc.*                                            60,300     2,412,000
Mercury Interactive Corp.*                                  41,500     6,505,125
Merix Corp.*                                                99,750     6,465,047
Qlogic Corp.*                                               47,400     4,171,200
Quicklogic Corp.*                                          166,300     2,743,950
Semtech Corp.*                                             125,800     5,425,125
SignalSoft Corp.*                                           26,900     1,092,813
Silicon Image, Inc.*                                       108,600     2,694,638
Stanford Microdevices, Inc.*                               121,100     6,478,850
Vastera, Inc.*                                              40,900       899,800
Veeco Instruments, Inc.*                                    26,900     2,858,545
Watchguard Technologies, Inc.*                              30,000     1,800,000
                                                                    ------------
                                                                      83,215,294
                                                                    ------------
TOTAL EQUITIES (COST $124,002,507)                                   203,453,569
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                        PAR          VALUE
SECURITY                                        RATE      MATURITY     VALUE       (NOTE 1A)
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.2%

U.S. GOVERNMENT AGENCY -- 0.9%
FNMA Discount Note+#                            7.116%   12/14/2000  $2,000,000   $  1,970,800
                                                                                  ------------
REPURCHASE AGREEMENTS -- 5.3%
Tri-party repurchase agreement dated 09/29/00
with Bank of New York and Investors Bank and
Trust Company, due 10/02/00, with a maturity
value of $11,292,181 and an effective yield
of 5.60%, collateralized by a U.S. Government
Obligation with a rate of 6.50%, a maturity
date of 06/01/29 and an aggregate market
value of $11,513,356.                                                               11,286,914
                                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,260,767)                                     13,257,714
                                                                                  ------------

TOTAL INVESTMENTS -- 100.7% (COST $137,263,274)                                   $216,711,283

OTHER ASSETS, LESS LIABILITIES -- (0.7%)                                            (1,510,670)
                                                                                  ------------

NET ASSETS -- 100.0%                                                              $215,200,613
                                                                                  ============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association
*    Non-income producing security.
+    Denotes all or part of security pledged as collateral.
#    Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------

EQUITIES -- 94.5%

BASIC INDUSTRY -- 2.2%
Westvaco Corp.                                            26,000  $   693,875
                                                                  -----------
CAPITAL GOODS -- 7.5%
Ingersoll Rand Co.                                        19,000      643,625
Tyco International Ltd.                                   17,000      881,875
United Technologies Corp.                                 12,200      844,850
                                                                  -----------
                                                                    2,370,350
                                                                  -----------
CONSUMER STABLE -- 8.9%
CVS Corp.                                                 22,000    1,018,875
Flowers Industries, Inc.                                  10,000      195,000
Kroger Co.*                                               31,000      699,438
Procter & Gamble Co.                                       8,000      536,000
Sealed Air Corp.*                                          8,000      362,000
                                                                  -----------
                                                                    2,811,313
                                                                  -----------
EARLY CYCLICAL -- 1.6%
Leggett & Platt, Inc.                                     33,200      524,975
                                                                  -----------
ENERGY -- 7.6%
BP Amoco PLC ADR                                          16,726      886,478
El Paso Energy Corp.                                       9,000      554,625
Exxon Mobil Corp.                                         10,937      974,760
                                                                  -----------
                                                                    2,415,863
                                                                  -----------
FINANCIAL -- 14.4%
AMBAC Inc.                                                 9,000      659,250
American General Corp.                                     5,000      390,000
Chase Manhattan Corp.                                     12,000      554,250
Citigroup, Inc.                                           11,500      621,719
Delphi Financial Group, Inc., Class A*                    18,788      760,914
Federal National Mortgage Association                      6,500      464,750
Fleet Financial Group, Inc.                               15,500      604,500
Morgan Stanley Dean Witter                                 5,500      502,906
                                                                  -----------
                                                                    4,558,289
                                                                  -----------
GROWTH CYCLICAL -- 6.3%
BJ's Wholesale Club, Inc.*                                 7,000      238,875
Carnival Corp.                                            28,000      689,500
Costco Wholesale Corp.*                                    8,000      279,500
Jones Apparel Group, Inc.*                                15,400      408,100
Target Corp.                                              15,000      384,375
                                                                  -----------
                                                                    2,000,350
                                                                  -----------
HEALTH CARE -- 15.1%
Abbott Laboratories                                       16,000      761,001
Amgen, Inc.*                                              14,000      977,593

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Biomet, Inc.                                              20,000  $   700,000
Bristol-Myers Squibb, Inc.                                11,100      634,088
Elan Corp., PLC ADR*                                      14,000      766,500
Medtronics, Inc.                                           8,910      461,649
Schering-Plough Corp.                                     10,600      492,900
                                                                  -----------
                                                                    4,793,731
                                                                  -----------
REAL ESTATE -- 4.8%
Boston Properties Inc., REIT                              12,700      545,306
General Growth Properties, REIT                           14,900      479,594
Liberty Property Trust, REIT                              17,800      489,500
                                                                  -----------
                                                                    1,514,400
                                                                  -----------
SERVICES -- 6.3%
AT&T Corp.                                                10,000      293,750
General Motors Corp., Class H*                            27,000    1,003,860
SBC Communications, Inc.                                   8,000      400,000
Verizon Communications                                     6,000      290,625
                                                                  -----------
                                                                    1,988,235
                                                                  -----------
TECHNOLOGY -- 19.8%
American Power Conversion Corp.*                          34,000      652,375
Hewlett-Packard Co.                                        7,200      698,400
Intel Corp.                                               16,000      666,000
International Business Machine                             8,000      900,000
Motorola, Inc.                                            16,000      452,000
Sci Sys, Inc.*                                            22,000      902,000
Sun Microsystems, Inc.*                                   11,000    1,284,250
Symantec Corp.*                                            5,000      220,000
Tycom Ltd.*                                               13,000      498,875
                                                                  -----------
                                                                    6,273,900
                                                                  -----------
TOTAL EQUITIES (COST $22,528,424)                                  29,945,281
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                                       PAR         VALUE
SECURITY                                        RATE      MATURITY    VALUE      (NOTE 1A)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.5%

U.S. GOVERNMENT AGENCY -- 0.5%
FNMA Discount Note+#                            7.116%   12/14/2000  $150,000   $   147,810
                                                                                -----------
REPURCHASE AGREEMENTS -- 5.0%
Tri-party repurchase agreement dated 09/29/00
with Bank of New York and Investors Bank and
Trust Company, due 10/02/00, with a maturity
value of $1,589,770 and an effective yield of
5.60%, collateralized by a U.S. Government
Obligation with a rate of 6.50%, a maturity
date of 07/01/29 and an aggregate market
value of $1,621,488.                                                              1,589,028
                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,737,068)                                    1,736,838
                                                                                -----------

TOTAL INVESTMENTS -- 100.0% (COST $24,265,492)                                  $31,682,119

OTHER ASSETS, LESS LIABILITIES -- 0.0%                                                   23
                                                                                -----------

NET ASSETS -- 100.0%                                                            $31,682,142
                                                                                ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust
*    Non-income producing security.
#    Rate noted is yield to maturity.
+    Denotes all or part of security pledged as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Intermediate Tax Exempt Bond Fund) is a separate non-diversified investment series of the Trust. Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Bond Fund), Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity Fund) and Standish Tax-Sensitive Equity Fund (Tax-Sensitive Equity Fund) are separate diversified investment series of the Trust (together with the Massachusetts Intermediate Tax Exempt Bond Fund, individually a "Fund" and collectively, the "Funds").

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Equity securities for which quotations are readily available are valued at the last sale price or if no sale, at the closing bid prices in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Funds are valued at amortized cost. If a Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of each Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Funds and counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. FEDERAL TAXES

      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes all of its taxable income for its fiscal year. Dividends paid by the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund (together the "Bond Funds") from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      income for Federal income tax purposes because the Bond Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Bond Funds to pay exempt-interest dividends. At September 30, 2000, the following Funds, for federal income tax purposes, had capital loss carryovers:

                                                                  EXPIRATION DATE SEPTEMBER 30,
                                                   -----------------------------------------------------------
                                                     2003     2004    2005       2007       2008      TOTAL
                                                   --------  ------  -------  ----------  --------  ----------
         Massachusetts Intermediate Tax Exempt
           Bond Fund                               $104,125      --       --          --  $135,927  $  240,052
         Intermediate Tax Exempt Bond Fund               --      --       --          --  $ 88,247  $   88,247
         Tax-Sensitive Equity Fund                       --  $1,162  $95,353  $1,001,921  $ 29,311  $1,127,747

      Such carryovers will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax.

      The Massachusetts Intermediate Tax Exempt Bond Fund and Intermediate Tax Exempt Bond Fund elected to defer to its fiscal year ending September 30, 2001 losses of $291,243 and $671,657, respectively, recognized during the period from November 1, 1999 to December 31, 1999.

      E. DEFERRED ORGANIZATION EXPENSE

      Costs associated with the organization and initial registration of the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund are being amortized, on a straight-line basis, through December 2000.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions on shares of the Bond Funds are declared daily from net investment income and distributed monthly. Dividends from net investment income, if any, will be distributed at least annually for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund. Distributions on capital gains, if any, will be distributed annually by all of the Funds. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales, net operating losses and the tax practice known as equalization.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, is paid at the following annual rates of each Fund's average daily net assets: 0.40% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, 0.80% for the Small Cap Tax-Sensitive Equity Fund and 0.50% for the Tax-Sensitive Equity Fund. Prior to January 28, 2000, the Small Cap Tax-Sensitive Equity Fund paid an investment advisory fee monthly at an annual rate of 0.60% of the Funds average daily net assets. For the Tax-Sensitive Equity Fund, SA&W voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.75% of average daily net assets for the period from August 1, 2000 to September 30, 2000. Prior to August 1, 2000, SA&W voluntarily agreed to limit the total Fund operating expenses to 0.50% of average daily net assets. Pursuant to these agreements, for the year ended September 30, 2000, SA&W voluntarily waived a portion of its advisory fee to the Tax-Sensitive Equity Fund in the amount of $116,253. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. No director, officer or employee of SA&W or its affiliates receives any compensation from the Trust or the Funds for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of SA&W or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                          YEAR ENDED
                                                                      SEPTEMBER 30, 2000
                                                                  --------------------------
                                                                   PURCHASES       SALES
                                                                  ------------  ------------
         Massachusetts Intermediate Tax Exempt Bond Fund          $ 15,076,540  $ 14,118,531
                                                                  ============  ============
         Intermediate Tax Exempt Bond Fund                        $ 21,856,466  $ 27,090,783
                                                                  ============  ============
         Small Cap Tax-Sensitive Equity Fund                      $423,009,679  $479,625,368
                                                                  ============  ============
         Tax-Sensitive Equity Fund                                $ 13,734,243  $ 15,011,210
                                                                  ============  ============

      There were no purchases or sales of government securities during the year ended September 30, 2000.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in each Fund's shares were as follows:

                                                                      YEAR ENDED          YEAR ENDED
                                                                  SEPTEMBER 30, 2000  SEPTEMBER 30, 1999
                                                                  ------------------  ------------------
         MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
         Shares sold                                                       863,084             754,858
         Shares issued to shareholders in payment of
           distributions declared                                           60,094              40,334
         Shares redeemed                                                  (865,559)           (365,904)
                                                                    --------------      --------------
         Net increase                                                       57,619             429,288
                                                                    ==============      ==============
         INTERMEDIATE TAX EXEMPT BOND FUND
         Shares sold                                                     1,421,670           1,550,662
         Shares issued to shareholders in payment of
           distributions declared                                           91,915              92,432
         Shares redeemed                                                (1,635,733)         (1,339,693)
                                                                    --------------      --------------
         Net increase (decrease)                                          (122,148)            303,401
                                                                    ==============      ==============
         SMALL CAP TAX-SENSITIVE EQUITY FUND
         Shares sold                                                     1,612,012           1,188,251
         Shares issued to shareholders in payment of
           distributions declared                                          490,782                  --
         Shares redeemed                                                (2,219,911)           (287,283)
                                                                    --------------      --------------
         Net increase (decrease)                                          (117,117)            900,968
                                                                    ==============      ==============
         TAX-SENSITIVE EQUITY FUND
         Shares sold                                                       257,734             394,885
         Shares issued to shareholders in payment of
           distributions declared                                            3,350               4,581
         Shares redeemed                                                  (291,113)           (415,674)
                                                                    --------------      --------------
         Net decrease                                                      (30,029)            (16,208)
                                                                    ==============      ==============

      At September 30, 2000, the Massachusetts Intermediate Tax Exempt Bond Fund had two shareholders of record owning approximately 18% and 11% of the Fund's outstanding shares, respectively. The Intermediate Tax Exempt Bond Fund had one shareholder of record owning approximately 12% of the Fund's outstanding shares. The Small Cap Tax-Sensitive Equity Fund had two shareholders of record owning approximately 16% and 12% of the Fund's outstanding shares, respectively. The Tax-Sensitive Equity Fund had one shareholder of record owning approximately 16% of the Fund's outstanding shares. Investment activity of these shareholders could have a material impact on the applicable Fund.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2000, as computed on a federal income tax basis, were as follows:

                                                                                                         NET
                                                                           GROSS         GROSS        UNREALIZED
                                                                         UNREALIZED    UNREALIZED    APPRECIATION
                                                        AGGREGATE COST  APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                                        --------------  ------------  ------------  --------------
         Massachusetts Intermediate Tax Exempt Bond
           Fund                                          $ 63,210,553   $   684,588   $  (704,573)   $   (19,985)
         Intermediate Tax Exempt Bond Fund               $ 78,886,875   $   865,282   $  (964,582)   $   (99,300)
         Small Cap Tax-Sensitive Equity Fund             $137,816,109   $82,173,674   $(3,278,500)   $78,895,174
         Tax-Sensitive Equity Fund                       $ 24,261,653   $ 8,205,972   $  (785,506)   $ 7,420,466

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      Since the Massachusetts Intermediate Tax Exempt Bond Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

      The Funds may trade the following financial instruments with off-balance sheet risk:

      FUTURES CONTRACTS

      The Funds may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Funds deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease a Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Funds enter into financial futures transactions primarily to manage their exposure to certain markets and to changes in securities prices and, with respect to the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, to changes in foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 2000, the Small Cap Tax-Sensitive Equity Fund had the following open financial futures contracts:

                                                           EXPIRATION   UNDERLYING FACE   NET UNREALIZED
         CONTRACT                               POSITION      DATE      AMOUNT AT VALUE    DEPRECIATION
         ----------------------------------------------------------------------------------------------
         S&P Mid Cap 400 (33 contracts)            Long    12/15/2000     $8,997,450        $(208,231)
         NASDAQ 100 (17 Contracts)                 Long    12/16/2000      6,155,700         (632,570)
                                                                                            ---------
                                                                                            $(840,801)
                                                                                            =========

      At September 30, 2000, the Tax-Sensitive Equity Fund had the following open financial futures contracts:

                                                           EXPIRATION   UNDERLYING FACE   NET UNREALIZED
         CONTRACT                               POSITION      DATE      AMOUNT AT VALUE    DEPRECIATION
         ----------------------------------------------------------------------------------------------
         S&P 500 Futures (4 contracts)            Long     12/15/2000     $1,453,700        $(46,678)

      At September 30, 2000 the Funds segregated sufficient cash and/or securities to cover margin requirements on open financial futures contacts.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Bond Funds may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds either segregate on their records, or instruct the custodian to segregate, securities having a value at least equal to the amount of the purchase commitment.

      At September 30, 2000, the Intermediate Tax Exempt Bond Fund had entered into the following delayed delivery transactions:

         TYPE                             SECURITY                       SETTLEMENT DATE  PAYABLE AMOUNT
         -----------------------------------------------------------------------------------------------
         Buy           Stafford Texas Economic Development Corp. FGIC        10/25/2000      $560,605

      At September 30, 2000, the Massachusetts Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund were not parties to any delayed delivery transactions.

(8)   LINE OF CREDIT

      The Funds, other funds in the Trust and subtrusts in the Standish Ayer and Wood Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2000, the expense related to the commitment fee was $1,087, $1,463, $3,930 and $534 for the Massachusetts Intermediate Tax Exempt Bond Fund, the Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, respectively.

      During the year ended September 30, 2000 the funds had no borrowings under the credit facility.

--------------------------------------------------------------------------------

     TAX INFORMATION -- UNAUDITED

     Pursuant to section 852 of the Internal Revenue Code, the Standish Intermediate Tax Exempt Bond Fund and the Standish Small Cap Tax Sensitive Fund designated $218,599 and $39,853,251, respectively, as capital gain dividends for the year ended September 30, 2000. All of this amount represents a 20% tax rate gain distribution. Of the distributions paid by the Bond Funds from net investment income for the year ended September 30, 2000, amounts that were tax exempt for federal income tax purposes are as follows:

     Massachusetts Intermediate Tax Exempt Bond Fund              $2,722,906
     Intermediate Tax Exempt Bond Fund                            $3,596,075

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund (the "Funds"), at September 30, 2000, and the results of operations, the changes in net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

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